Exhibit 2.2

Warranty Agreement
relating to Deloro Stellite Holdings 1 Limited

Dated	2012

The Warrantors (1)
The Buyer (2)

TABLE OF CONTENTS

INTRODUCTION		2
1	Interpretation	2
2	General provisions relating to the Warranties	7
3	Incorporation of Terms	9
4	Rights of Third Parties	9
5	Entire Agreement	9
6	Notices	10
7	Governing Law and Jurisdiction	11
8	Payments	11
9	Assignment	12
10	Exchange Rate	12
11	Agent for service	12
12	Language	12
SCHEDULE 1—The Warrantors		13
SCHEDULE 2—Management Warranties		14
SCHEDULE 3—Limitations on Liability		27
SCHEDULE 4—Group Companies		33
Part 1: Particulars of the Company		33
Part 2: Particulars of the Subsidiaries		36
SCHEDULE 5—The Properties		60
Part 1—The Freehold Properties		60
Part 2—The Leasehold Properties		61
SCHEDULE 6—Intellectual Property		62
SCHEDULE 7—Warrantors’ Enquiries		112
SCHEDULE 8—Key Employees		114
SCHEDULE 9—Security Documents		116
SCHEDULE 10		121
Part 1: Top 10 Suppliers		121
Part 2: Top 10 Customers		121
ANNEX 1—Locked Box Accounts		122

THIS AGREEMENT is made on	2012 between the following parties:

PARTIES

(1)	The individuals whose names are listed in Schedule 1 (the “Warrantors”); and

(2)	KENNAMETAL INC a company incorporated in Pennsylvania whose registered office is at 1600 Technology Way, Latrobe, PA 15650 USA (the “Buyer”),

together the “Parties” and each a “Party”.

INTRODUCTION

(A)	The Parties have entered into this Agreement in connection with the sale and purchase agreement (the “SPA”) of today’s date made between, inter alios, the Parties in relation to a proposed sale of the entire issued share capital of Deloro Stellite Holdings 1 Limited (the “Company”) pursuant to which the Buyer will become the owner of the entire issued share capital of the Company.

(B)	The Warrantors have agreed to give certain warranties to the Buyer, subject to certain limitations on liability, on the terms and conditions contained in this Agreement.

(C)	Capitalised terms not defined in this Agreement shall take the meaning given to them in the SPA.

IT IS AGREED as follows:

1	Interpretation

1.1	In this Agreement, unless the context otherwise requires the following expressions shall have the following meanings:

Accounts	the consolidated audited financial statements of the Group and the audited financial statements of each of the Relevant Companies, prepared in accordance with applicable law for the accounting reference period ended on the Accounts Date comprising, in each case, the balance sheet, the profit and loss accounts, the notes to the accounts, cash flow statement and any other documents which are or would be required by law to be annexed to the accounts of the Group or Relevant Company concerned, as the case may be, and to be sent or made available to members, a copy of each of which has been supplied to the Buyer and is included in the Disclosure Documents;

Accounts Date	31 December 2010;

Budgeted Figures	the budgeted figures for the Group for the 2011 financial year and the agreed form budgeted figures for the Group for the 2012 financial year;

Business	the businesses of each of the companies in the Company’s Group as carried on in the period covered by the Accounts, and from the Accounts Date to Completion;

Buyer’s Group	the Buyer and its Subsidiaries;

Claim	means any claim by the Buyer in connection with the Management Warranties (which, for the avoidance of doubt, includes the Repeated Warranties);

the Company’s Auditors	PricewaterhouseCoopers LLP;

Company’s Group	the Company and the Subsidiaries;

Completion	completion of the sale and purchase of the Shares in accordance with the terms of clause 7 of the SPA;

Data Room	the Deloro Stellite electronic data room made available to the Buyer;

Data Room Documents	the documents comprising the Data Room made available to the Buyer and listed in the data room index annexed to the First Disclosure Letter;

Disclosed	means fairly disclosed (with sufficient details to identify the nature and scope of the matter disclosed) by (in respect of the Warranties other than the Repeated Warranties) the Disclosure Documents and (in respect of the Repeated Warranties) the Second Disclosure Letter (and “Disclosure” shall be construed accordingly);

Disclosure Documents	the First Disclosure Letter and the documents attached thereto as listed in the schedule annexed to the First Disclosure Letter;

Employees	those persons (including directors) whose names appear in the list of employees included in the Data Room at 1.1.16.1.1, 1.5.16.1, 2.1.16.1, 2.2.16, 3.1.16, 4.1.16, 4.2.16, 5.3.16, 6.1.16, 6.2.16.1, 7.2.16.1, 7.2.16.1.1, 8.1.16.1.1, 8.2.16.1 and 9.1.16.1.1;

Encumbrance	means any mortgage, charge, pledge, lien, encumbrance, equity, claim or other third party right or interest or security interest, title retention or any other security agreement or arrangement or any agreement to create any of the above (including any right to acquire, option or right of pre-emption or conversion) of any nature whatsoever;

Environment	any and all organisms (including humans), habitats, ecosystems, property (including buildings) and the following media:

(a) air (including air within buildings and the air within natural or man-made structures and enclosures whether below or above ground);

(b) water (including territorial waters, coastal and inland waters, surface and ground waters and waters in wells, boreholes, drains and sewers); and

(c) land (including surface land and subsurface strata and sea beds and river beds, wetlands or flood plains);

Environmental Authority	any agency, authority, executive, service, company or body having powers or duties pursuant to Environmental Law;

Environmental Consent	any registration, exemption, notification, authorisation, certificate, consent, licence, permission, permit, ruling, filing, variation, modification, transfer or any other information or approval required under Environmental Law for the operation of the Business or in connection with any of the Properties or any agreement made pursuant to Environmental Law;

Environmental Law	all international, European Union, national, federal, state or local laws (including common and statute law and civil and criminal law) and all subordinate legislation and regulatory codes of practice (including statutory instruments, guidance notes, permits, circulars, industry agreements, directives, decisions, regulations, treaties and conventions) relating to Environmental Matters which are or were binding on the relevant Company or any member of the Company’s Group in the relevant jurisdiction in which the Company or that member of the Company’s Group is or has been operating;

Environmental Matters	any matter relating to the protection of the Environment or the management of Waste, including any of the following matters:

(a) pollution or contamination;

(b) the handling, use, deposit, disposal, keeping, treating, transport, transfer, release, spillage, escape, discharge, leak or emission of Hazardous Substances or Waste;

(c) the creation or existence of any noise, vibration, radiation, common law or statutory nuisance, or other adverse impact on the Environment;

(d) the exposure of any person to Hazardous Substances or Waste; and

(e) packaging waste, waste electrical and electronic equipment and waste batteries;

Environmental Permit	means any consent, permission, licence approval or other authorisation issued pursuant to any Environmental Law;

Existing Shareholder Agreement	an agreement dated 9 February 2006 between, among others, the Company and its Shareholders;

First Disclosure Letter	means the letter (identified as such) dated on or before the date of this Agreement from the Warrantors to the Buyer;

French Medical Business	has the meaning given to that term in the SPA;

French SPA	the share transfer agreement entered into between Microfusione Stellite SpA, Marle International and Deloro Stellite Group Limited dated 25 November 2011

FSA	the Financial Services Authority;

FSMA	the Financial Services and Markets Act 2000;

Group Companies	the Company and its Subsidiaries, each being a “Group Company”;

Harm	harm or damage to, or other interference with, the Environment including any detrimental effect on the health of living organisms or other interference with the ecosystems of which they form part and, in the case of humans, includes offence caused to their senses or harm or damage to their property;

Hazardous Substance	any natural or artificial substance (whether in solid or liquid form or in the form of a gas or vapour and whether alone or in combination with any other substance) capable of causing Harm including vibration, noise, electricity, heat, electromagnetic waves or radiation;

Indebtedness	means any liability exceeding €100,000 in respect of borrowed money from a bank or other financial institution and any liability individually exceeding €100,000 in respect of finance leases owed by any Group Company to persons other than another Group Company;

Intellectual Property	the intellectual property set out at Schedule 6;

Intellectual Property Rights	means all copyright, registered designs, software database rights, patents, inventions (whether patentable or not) business names, trade marks, service marks, trade names, rights arising in domain names, know-how, trade secrets, proprietary rights and processes and rights in confidential information and any other intellectual property rights or rights or forms of protection of a similar nature or having equivalent or similar effect to any of these which may subsist anywhere in the world (in each case whether or not registered) and all applications for any of them, in each case which are used or exploited in connection with the business of the Group;

IT System	means any and all computer and telecommunications and network equipment, and any and all computer programs in both source and object code form including all source and other preparatory materials, coding, manuals and other documentation, including software licences, relating to them used in connection with the business of the Group and which are material to the business of the Group as a whole;

Locked Box Accounts	means the consolidated management accounts of the Group as at 30 September 2011 as appended as Annex 1;

Locked Box Date	means 30 September 2011;

Management Accounts	the consolidated management accounts of the Group for the period from the Accounts Date to 30 November 2011 which are included in the Data Room Documents but which for the purposes of paragraph 4 of Schedule 2 excludes the pro forma forecasts;

Management Warranties or Warranties	means the warranties in Schedule 2 and, for the purpose of Schedule 3 only and, except where distinguished in paragraphs 13 and/or 20 of Schedule 3 or is otherwise evident from the context, the Repeated Warranties;

Pensionable Employee	a director or employee or former director or former employee of any Group Company;

Pension Ombudsman	means the body as defined in Part X of the Pension Schemes Act 1993;

Pensions Regulator	means the body corporate as defined in section 1 of Pensions Act 2004

Permitted Security

(a) any right of set off or lien arising by operation of law and in the ordinary course of trading, and not as a result of any default or omission by any Group Company;

(b) any Encumbrance arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a Group Company in the ordinary course of trading and on the supplier’s standard or usual terms and not arising as a result of any default or omission by any Group Company; and

(c) any Encumbrance arising as a consequence of any lease, hire agreement, credit sale agreement, hire purchase agreement, conditional sale agreement or instalment sale and purchase agreement which should be treated in accordance with SSAP 21 (or any successor to SSAP 21) as a finance lease or in the same way as a finance lease;

In respect of German Companies, any Encumbrance arising:

(a) as a matter of law in favour of landlords under leases of real property (Vermieterpfandrecht) or owners of workshops (Unternehmerpfandrecht); and

(b) in relation to the insolvency provision protection regarding the Old Age Part Time Act (Altersteilzeitgesetz);

Proceedings	any proceeding, suit or action arising out of or in connection with this Agreement, whether contractual or non-contractual;

Properties	the properties set out at Schedule 5 (The Properties);

Relevant Benefits	any pension, allowance, lump sum or similar benefit on retirement, death or termination of employment;

Relevant Companies	means each of Deloro Stellite GmbH, Shanghai Stellite Co. Ltd, Deloro Stellite Inc, Microfusione Stellite S.p.A, Deloro Stellite LP and DS UK Limited;

Relevant Proportion	the relevant Warrantor’s proportion as set out in column 3 of Schedule 1;

Relevant Schemes

means each of:

(a)    The Deloro Stellite Pension Plan (UK) governed by the trust deed and rules dated 28 December 1988 as amended from time to time;

(b)    the Deloro Stellite Inc. Salaried Employees’ Retirement Income Plan (Canada); and

(c)    the Deloro Stellite Inc. Post-Retirement Benefit Plan - CICA 3461 (Canada);

Repeated Warranties	means paragraphs 1 (Share Capital and Constitution of the Company), 2 (Ownership of Group Companies), 5 (Accounting Records), 6 (Events since the Accounts Date), 7 (Indebtedness), 8 (Environmental), 11 (Compliance and Litigation), 12 (Licences), 15 (Key Contracts) and 18 (Insolvency) of Schedule 2;

Repeated Warranty Date	the date which is 5 Business Days before Completion;

Second Disclosure Letter	means the letter (identified as such) dated no later than three Business Days before Completion from the Warrantors to the Buyer;

Sellers	has the meaning given in the SPA;

Service Document	a claim form, application, notice, order, judgment or other document relating to any Proceedings;

Tax	shall be defined for the purposes of this Agreement as any form of taxation and any levy, duty, charge, contribution, withholding or impost in the nature of taxation (including any related fine, penalty, surcharge or interest);

Tax Authority	means any governmental, state or municipality and any local, state, federal or other authority body or official anywhere in the world exercising a fiscal, revenue, customs or excise function;

Tax Covenant	means the tax covenant in the agreed form;

Tax Warranties	the tax warranties set out in paragraph 9 of Schedule 2;

Waste	waste, controlled waste, directive waste, special waste, or hazardous waste as those terms are defined in Environmental Law; and

Warrantors’ Representatives	Andrew Caffyn and John Neil Fleming.

2	General provisions relating to the Warranties

2.1	In consideration of the sale of the share capital of the Company pursuant to the SPA, each of the Warrantors warrants to the Buyer that each of the Warranties is accurate in all respects at the date of this Agreement.

2.2	Each of the Warrantors warrants to the Buyer that each of the Repeated Warranties is accurate in all respects at the Repeated Warranty Date on the basis that any reference in the Repeated Warranties, whether express or implied, to the date of this Agreement is substituted by reference to the Repeated Warranty Date for the purposes of the Repeated Warranties. The Second Disclosure Letter shall be delivered to the Buyer no later than 3 Business Days before Completion.

2.3	The Warranties given at the date of this Agreement are subject to matters Disclosed in the First Disclosure Letter.

2.4	The Repeated Warranties are subject to matters Disclosed in the Second Disclosure Letter.

2.5	The Warranties and the Repeated Warranties are subject to the limitations and qualifications set out in Schedule 3.

2.6	None of the Warranties given at the date of this Agreement is subject to, or qualified in any way by, anything Disclosed in the Second Disclosure Letter to the extent that it was not Disclosed in the First Disclosure Letter. The Warrantors acknowledge and agree that the ability of the Buyer to bring any claim in respect of a breach of a Warranty given at the date of this Agreement will not be prejudiced or affected in any way by any knowledge that the Buyer acquires as a result of anything Disclosed in the Second Disclosure Letter to the extent that it was not Disclosed in the First Disclosure Letter.

2.7	Save for paragraphs 1 (Share Capital and Constitution of the Company), 2 (Ownership of Group Companies), 3 (The Accounts), 4 (Management Accounts and Locked Box), 5 (Accounting Records) and 7 (Indebtedness) of Schedule 2, each of the Warranties is, regardless of the wording set out in such Warranties, qualified in its entirety by the expression “so far as the Warrantors are aware” and such awareness shall (for the purposes of this clause 2.7 and wherever such expression is used in Schedule 2) be deemed to be the actual knowledge (but not implied, constructive, or (save as otherwise expressly provided for in this clause 2.7) imputed knowledge) any of the Warrantors at the date of this Agreement (or, in the case of the Repeated Warranties at the Repeated Warranty Date) having reviewed the Warranties and made enquiry of the persons listed at Schedule 7 and the awareness of each Warrantor shall be imputed to each other Warrantor. For the purposes of paragraph 15.10 of Schedule 2 only, the Warrantors shall be deemed to be Andrew Caffyn and Neil Fleming only and the definition of Warrantors shall be limited to those individuals only.

2.8	Each of the Warrantors undertakes (in the absence of fraud) that if any claim is made against him in connection with the Warranties, not to make any claim against any Group Company or any director, employee, agent or adviser of any Group Company upon whom he may have relied before agreeing to any term of this Agreement or authorising any statement in the First Disclosure Letter or the Second Disclosure Letter.

2.9	Any payment made by a Warrantor to the Buyer under or in respect of any breach of this Agreement (including, without limitation, in respect of any claim for breach of the Warranties) shall be deemed to be a reduction in the price paid for the Shares under the SPA to the extent legally possible.

2.10	The Buyer acknowledges that it does not rely on and has not been induced to enter into the SPA on the basis of any warranties, representations, covenants, undertakings, indemnities or other statements whatsoever, other than those expressly set out in the SPA, this Agreement and/or the Tax Covenant and acknowledges that neither the Sellers or the Group Companies or any of their agents, officers or employees have given any other such warranties, representations, covenants, undertakings, indemnities or other statements.

2.11	The sole remedy of the Buyer for any breach of any of the Warranties shall be an action for damages. The Buyer shall not be entitled to rescind or terminate the SPA in any circumstances whatsoever, other than pursuant to clause 8 (Termination) of the SPA or any such right in respect of fraudulent misrepresentation.

2.12	The provisions of Schedule 3 which, among other things, regulate or otherwise limit the liability of the Warrantors shall remain in full force and be fully applicable in all circumstances and, in particular, notwithstanding any breach of the Warranties or any claim against any of the Warrantors in respect of the Warranties, whatever its nature or consequences.

2.13	Each of the paragraphs in Schedule 2 shall be interpreted as being deemed to include all references to the foreign equivalent or nearest foreign equivalent of terms used, statutes and regulations referred to and concepts applied where one of the Companies is incorporated in, does business in or is affected by the laws or regulations of a country outside England and Wales.

3	Incorporation of Terms

The provisions of clauses 12 (Announcements), 13 (Confidentiality), 14 (Entire Agreement), 16 (Assignment and Transfer), 17 (Costs and Expenses), 18 (Interest on Late Payments), 21 (Waiver), 22 (Variation), 23 (Severance), 24 (Further Assurance), 27 (Counterparts) and 31 (Interpretation) of the SPA shall be deemed to be incorporated into this Agreement mutatis mutandis.

4	Rights of Third Parties

Save to the extent otherwise specified in this Agreement, any person who is not a party to this Agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 or otherwise to enforce any provisions of this Agreement (if any).

5	Entire Agreement

5.1	This Agreement along with the First Disclosure Letter, the Second Disclosure Letter, the Tax Covenant and the SPA, constitutes the entire agreement and understanding of the Parties relating to the subject matter of, and transactions contemplated by, this Agreement and supersedes all previous agreements (whether oral or in writing) between the Parties relating to these transactions.

5.2	Each Party acknowledges and agrees that:

(a)	it is not entering into this Agreement on the basis of, and is not relying and has not relied on, any statement or representation (whether negligent or innocent) or warranty or other provision (in any case whether oral, written, express or implied) made, given or agreed to by any person (whether or not a party to this Agreement) except those expressly repeated, or set out in this Agreement and the only remedy or remedies available to the Buyer shall be a claim for breach of contract under this Agreement; and

(b)	this clause 5.2 (and clause 5.3) shall not apply to any statement, representation or warranty made fraudulently or to any provision of this Agreement which was induced by fraud for which the remedies shall be all those available under the law governing this Agreement regardless of the other terms of this Agreement.

5.3	The Buyer acknowledges and agrees that:

(a)	the express terms of this Agreement are in lieu of all warranties, conditions, terms, undertakings and obligations implied by statute, common law or otherwise, all of which are hereby excluded to the fullest extent permitted by law; and

(b)	other than as provided under clause 8 (Termination) of the SPA, it will have no rights of rescission or termination and no other rights, remedies or powers provided by law or otherwise for breach of any provision of this Agreement save for a right to claim damages for breach of contract, and such party hereby irrevocably waives any such other rights, remedies and powers.

5.4	This Agreement shall not be construed as creating any partnership or agency relationship between the Parties.

5.5	If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any relevant jurisdiction , that shall not affect or impair:

(a)	the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

(b)	the legality, validity or enforceability under the law of any other relevant jurisdiction of that or any other provision of this Agreement.

6	Notices

Form of Notice

Any notice, consent, request, demand, approval or other communication to be given or made under or in connection with this Agreement (each a “Notice” for the purposes of this clause 6) shall be in writing and signed by or on behalf of the person giving it.

Method of Service

6.1	Service of notice must be effected by one of the following methods;

(a)	by hand to the relevant address set out in clauses 6.3 to 6.5 and shall be deemed served upon delivery if delivered during a Business Day, or at the start of the next Business Day if delivered at any other time;

(b)	by prepaid first-class post to the relevant address set out in clauses 6.3 to 6.5 and shall be deemed served at the start of the second Business Day after (and excluding) the date of posting;

(c)	by prepaid international airmail to the relevant address set out in clauses 6.3 to 6.5 and shall be deemed served at the start of the fourth Business Day after (and excluding) the date of posting; or

(d)	by facsimile transmission to the relevant facsimile number (if any) set out in clauses 6.3 to 6.5 and shall be deemed served on despatch, if despatched during a Business Day, or at the start of the next Business Day if despatched at any other time, provided that in each case a receipt indicating complete transmission of the Notice is obtained by the sender and that a copy of the Notice is also despatched to the recipient using a method described in clauses 6.1(a) to 6.1(c) (inclusive) no later than the end of the next Business Day.

6.2	In clause 6.2, “during a Business Day” means any time between 9.30 a.m. and 5.30 p.m. on a Business Day based on the local time where the recipient of the Notice is located. References to “the start of a Business Day” and “the end of a Business Day” shall be construed accordingly.

Address for Service

6.3	Notices shall be addressed as follows:

Party	Marked FAO	Address	Fax Number
The Warrantors’ Representatives	Andrew Caffyn and John Neil Fleming	Units 4 & 5 Bicester Business Park Telford Road Bicester Oxfordshire OX26 4LD	N/A

Party	Marked FAO	Address	Fax Number
Buyer	Kevin G. Nowe (Vice President, Secretary and General Counsel)	1600 Technology Way Latrobe PA 15650 United States of America	+1 724 539 3839

Copies of Notices

6.4	Copies of all Notices sent to:

(a)	any Warrantor shall also be copied to:

	Marked FAO	Address	Fax Number
SJ Berwin LLP	Tim Wright	10 Queen Street Place, London EC4R 1BE	+44 (0)20 7111 2000
6.5	the Buyer shall also be sent to the Buyer’s Solicitors as follows:

Buyer’s Solicitors	Marked FAO	Address	Fax Number
CMS Cameron McKenna LLP (Ref:109050.00011)	Martin Mendelssohn/ Company Secretarial Department	Mitre House 160 Aldersgate Street London EC1A 4DD	+44 (0)20 7367 2000

6.6	Such copies shall be sent or given in accordance with one of the methods described in clause 6.1(a) to 6.1(d) inclusive. Failure to communicate such copies shall not invalidate such Notice.

Change of Details

6.7	A Party may change its address for service provided that the new address is within the same country and that it gives the other parties not less than 28 days’ prior notice in accordance with this clause 6. Until the end of such notice period, service on either address shall remain effective.

No Email

6.8	For the avoidance of doubt (and unless otherwise expressly agreed by the recipient), any Notice shall not be validly served if sent by electronic mail.

6.9	The provisions of this clause shall not apply in relation to the service of Service Documents.

7	Governing Law and Jurisdiction

7.1	This Agreement is governed by and is to be construed in accordance with English law.

7.2	The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement in respect of any claim brought against the Warrantors (or any of them) and shall have exclusive jurisdiction in respect of any claim brought by the Warrantors (or any of them).

8	Payments

8.1	Unless otherwise expressly stated (or as otherwise agreed by the relevant Parties in the case of any particular payment), each payment to be made under this Agreement shall be made in EUROS by transfer of the relevant amount into the relevant account on or before the date on which the payment is due for value and otherwise in accordance with the provisions of this clause 8.

8.2	Subject to clause 8.1, the relevant account for any payment shall (in the absence of any express provision in this Agreement) be such account as the receiving Party shall (not less than five Business Days before the payment is due) have specified by giving notice to the paying Party for the purposes of that payment.

9	Assignment

The Buyer is permitted to assign the benefit of, and any of its rights under, this Agreement (including under the Warranties) together with any cause of action arising in connection with any of them (but not, for the avoidance of doubt, any liability or obligation) to its successor in title or to any member of the Buyer’s Group provided that:

(a)	if such assignee ceases to be a member of the Buyer’s Group such benefits, rights and causes of action shall be reassigned to the Buyer within 14 days or shall be extinguished; and

(b)	the liability of the Warrantors or any of them shall not be increased.

10	Exchange Rate

For the purposes of calculating the foreign currency equivalent of any amount under this Agreement, the currency exchange rate used shall be the rate set out in Schedule 9 of the SPA.

11	Agent for service

11.1	The Buyer irrevocably appoints Kennametal UK Limited of Building 14, First Avenue, The Pensnett Trading Estate, Kingswinford, West Midlands, DY6 7NP, United Kingdom (for the attention of: Andy Godwin (Finance Director)), to be its agent for the receipt of Service Documents. It agrees that any Service Document maybe effectively served on it in connection with Proceedings in England and Wales by service on its agent affected in any manner permitted by the Civil Procedure Rules.

11.2	If the agent at any time ceases for any reason to act as such the Buyer shall appoint a replacement agent having an address for service in England and Wales and shall notify the Warrantors’ Representatives of the name and address of the replacement agent. Failing such appointment and notification, the Warrantors’ Representatives shall be entitled by notice to the Buyer to appoint a replacement agent to act on behalf of the Buyer. The provisions of this clause applying to service on an agent apply equally to service on a replacement agent.

11.3	A copy of any Service Document served on an agent shall be sent by post to the Buyer. Failure or delay in so doing shall not prejudice the effectiveness of service of the Service Document.

12	Language

The language of this Agreement (and the transactions envisaged by it) is English. All notices, demands, requests, statements, certificates or other documents or communications to be provided in connection with this Agreement (and the transactions envisaged by it) must be in English or accompanied by a certified English translation (in which case the English translation shall prevail unless the document or communication is a statutory, or other official, document or communication). The receiving party shall be entitled to assume the accuracy of and rely upon any English translation of any document provided pursuant to this clause 12.

IN WITNESS WHEREOF THIS DOCUMENT HAS BEEN DULY SIGNED ON THE DATE STATED ABOVE.

SCHEDULE 1

The Warrantors

NAME	ADDRESS	PROPORTION (%)

Timothy Dobson Allen	Carmel 5, Maes-y-Felin Llandow Vale of Glamorgan CF71 7PD	12.4

Andrew David Caffyn	Brookside High Street Upton Oxon OX11 9JE	32.3

John Neil Fleming	Nethercote House Nethercote Warwickshire CV23 8AS	24.0

Song Ling	N.216 Lane 285 Ju Jin Road Pu Dong New District Shanghai 201208 China	4.8

Joseph Arthur Overton	355-2 Dundas Street East Belleville K8P 1B3 Canada	10.2

Michael Ruenz	Ulmenweg 17 Urmitz 56220 Germany	10.7

Daniel de Wet	3866 Middle Woodland Dr. Inverary Ontario K0H 1X0	5.6

SCHEDULE 2

Management Warranties

1	Share Capital and Constitution of the Company

1.1	The Shares comprise all the shares in issue in the capital of the Company and each of the Shares has been validly issued, is fully paid up (other than the nil paid C ordinary shares and D ordinary shares) or credited as fully paid up.

1.2	There is no option, right of pre-emption, right or obligation to acquire, redeem or convert or Encumbrance on, over or affecting the unissued share capital (whether or not authorised capital) of any Group Company.

1.3	No Group Company has agreed to give or create any option, right of pre-emption, right or obligation to acquire, redeem or convert or Encumbrance on, over or affecting the unissued share capital (whether or not authorised capital) of any Group Company, and no person has claimed to be entitled to any of the foregoing.

1.4	Each Group Company is validly incorporated and subsisting in the jurisdiction in which it is registered.

1.5	The copies of the memorandum and articles of association or other like constitutional documents of each Group Company required by local law are Disclosed in the Data Room and are complete and accurate in all respects and fully set out the rights and restrictions attaching to each class of share capital of the Group Company to which they relate.

1.6	The statutory books (including all registers and minute books) of each Group Company have been properly kept and contain an accurate and complete record of the matters which should be dealt with in those books and no notice or allegation that any of them is incorrect or should be rectified has been received.

1.7	All documents of any material effect which should have been delivered by any Group Company to the relevant company registry have been properly so delivered.

2	Ownership of Group Companies

2.1	The information set out in Schedule 4 is true and accurate in all respects and not misleading because of any omission or ambiguity or for any other reason.

2.2	Part 2 of Schedule 4 lists all the subsidiaries of the Company and no member of the Group has any interest in any other body corporate or a proprietory interest in any other business entity or subsidiary undertaking as defined in the Companies Act 2006 which is not a member of the Group.

3	The Accounts

3.1	The Accounts were prepared in accordance with generally accepted accounting practices, principles and standards, consistently applied, in the relevant jurisdiction as at the date of their preparation.

3.2	The bases, accounting policies, practices and methods adopted for the purpose of preparing the Accounts were the same as those adopted in preparing the audited consolidated accounts of the Group as a whole and the audited accounts of each of the Relevant Companies respectively in respect of each of the three financial years preceding the financial year ended on the Accounts Date.

3.3	The Accounts give a true and fair view of the financial position of the Group as a whole and each of the Relevant Companies, as the case may be, as at the Accounts Date and of the profits of the

Group as a whole and each of the Relevant Companies, as the case may be, for the financial year ended on the Accounts Date.

3.4	The Accounts are not affected by any extraordinary or exceptional material and non-recurring items nor by any transactions effected other than at arm’s length.

3.5	Neither the profits nor the financial position of the Group as a whole or the Relevant Companies during the last six years has been affected by any contract or arrangement with any other Group Company or Seller or a Seller’s Connected Persons that was not on arm’s length terms.

4	Management Accounts and Locked Box Accounts

4.1	The Management Accounts (including, for the avoidance, the Locked Box Accounts) have been prepared in conformity with UK GAAP recognising that such Management Accounts have been prepared for management purposes only, consistently applied relative to those methods and procedures used to prepare the audited consolidated Company accounts but having regard to the fact that they are not prepared to an audit standard. The Locked Box Accounts include all adjustments required to ensure conformity with UK GAAP (recognising that such Locked Box Accounts have been prepared for management purposes only and not to an audit standard), and fairly present, in all material respects, the financial position and operating results of the Group as a whole as at the Locked Box Date and for the nine month period from the Accounts Date to the Locked Box Date. The Management Accounts include all adjustments required to ensure conformity with UK GAAP (recognising that such Management Accounts have been prepared for management purposes only and not to an audit standard), and fairly present, in all material respects, the financial position and operating results of the Group as a whole as at 30 November 2011 and for the eleven month period from the Accounts Date.

4.2	The Management Accounts are not affected by any extraordinary, exceptional and non-recurring items save as specified in the First Disclosure Letter.

4.3	The Locked Box Accounts have been properly derived from the Management Accounts prepared as at the Locked Box Date and for the nine month period then ended. In deriving the Locked Box Accounts from the Management Accounts, receivables and payables between Group Companies have been eliminated and investments in Subsidiaries have been eliminated against the respective equity with the difference being disclosed in goodwill.

5	Accounting Records

For the three years prior to the date of this Agreement, the accounting records of each Group Company have been kept on a proper basis in accordance with the standards and procedures of the Group as specified in Folder 1.1.3.2 of the Data Room and have been kept on a consistent basis with the Group’s usual practice, subject to the adoption of recommendations approved by the Group’s auditors from time to time, are up to-date in accordance with reasonable business practice, and contain relevant material details of the business activities of the member of the Group concerned.

6	Events since the Accounts Date

Since the Accounts Date:

(a)	the business of each Group Company has been carried on in the ordinary course and in the same manner (including nature and scope) as immediately before the Accounts Date;

(b)	no resolution of the members of any Group Company has been passed, save for those representing the ordinary business of an annual general meeting;

(c)	no share or loan capital of any Group Company has been issued, redeemed, purchased or repaid in whole or in part or has become liable to be repaid other than in the ordinary course of carrying on its business;

(d)	no asset of a value in excess of €75,000 has been acquired or disposed of by any Group Company, and no Group Company has agreed to acquire or dispose of such an asset, otherwise than in the ordinary course of business;

(e)	no Group Company has assumed or incurred or agreed to assume or incur any actual or contingent liability in excess of €75,000 in respect of any individual item and €750,000 in aggregate otherwise than in the ordinary course of business;

(f)	no Group Company has declared, made or paid any dividend or other distribution or redeemed or purchased or agreed to redeem or purchase any of its share capital;

(g)	no change in the accounting reference period of any Group Company has been made;

(h)	all book debts shown in the Accounts have been realised for an aggregate sum not being less than that shown in the Accounts other than credit notes issued in the ordinary course of business the issue of which is reflected in the Management Accounts and no written notice has been received that any debt in excess of €250,000 now owing to any Group Company is bad or requires to be treated as doubtful in accordance with the Group’s usual practice and procedures as specified in Folder 1.1.3.2 of the Data Room;

(i)	no Group Company has made or incurred, or agreed to make or incur capital expenditure exceeding in total €75,000 except as provided for in the Budgeted Figures;

(j)	no Group Company has merged or consolidated with another corporate body or any other person, or entered into any demerger transaction or participated in any other type of corporate reconstruction; and

(k)	no agreement has been entered into to implement any of the foregoing.

7	Indebtedness

7.1	The Group’s Indebtedness as at 31 December 2011 in respect of the accounts specified in the First Disclosure Letter was for amounts specified in the First Disclosure Letter and there are no loan agreements in place between any of the Sellers and a Group Company other than the Loan Notes (as defined in the SPA).

7.2	Other than in the ordinary course of business, no Group Company has created or agreed to create any Encumbrance or entered into or agreed to give or enter into any guarantee, suretyship, indemnity or similar commitment, in each case, in respect of any indebtedness, obligation or liability of any other party other than another Group Company in excess of €100,000.

7.3	Full details of all overdraft, loan and other financial facilities available to any Group Company are set out in the First Disclosure Letter. Details of all debentures, charges, guarantees and indemnities given to secure those facilities are set out in the First Disclosure Letter.

7.4	There is no penalty or pre-payment charges or other fees due and payable in connection with the repayment of any Indebtedness.

8	Environmental

8.1	No Group Company is in breach of any material Environmental Law which breach could give rise to a material adverse impact on the business of any Group Company.

8.2	No Group Company has in the 36 months prior to the date of this Agreement received any written notification under Environmental Laws requiring it to take or omit to take any action which is material in the context of the business of any Group Company.

8.3	The Group has all necessary Environmental Permits to carry out its business as at the date of this Agreement the absence of which would have a material effect on the business of any Group Company and has complied with Environmental Permits and their conditions and no expenditure in excess of €100,000 in total has been identified by the Group as being required to be spent to ensure compliance with any Environmental Permit (including any improvement programmes) over the next three years.

8.4	In the 36 months prior to the date of this Agreement, there have not been any claims, demands, actions or proceedings against any Group Company by any employees or third parties or any Environmental Authority in relation to asbestos, manganese or otherwise under any Environmental Laws, which are material in the context of any Group Company.

8.5	There are annexed to the First Disclosure Letter or included in the Data Room copies of all environmental reports/audits relating to the Environment or health and safety prepared by or on behalf of the Group in respect of the Properties in the 36 months prior to the date of this Agreement.

9	Tax

9.1	Each Group Company has paid all Tax prior to Completion for which it has become liable to pay prior to the date hereof.

9.2	There is no dispute with any Tax Authority and the Company has not been the subject of any review, audit or investigation by any Tax Authority and there is no fact or circumstance which is likely to give rise to any such dispute, audit, review, investigation or question.

9.3	There are no circumstances which would reasonably be considered to be likely to give rise to a dispute between a Group Company and any Tax Authority in relation to any liability to Tax.

9.4	All payments by any Group Company to any person which ought to have been made under deduction or withholding of Tax (including without limitation royalty and interest payments and payments to employees) have been so made and any Group Company has (if required by law to do so) provided a certificate of deduction or withholding to such person in the required form and accounted to the relevant Tax Authority for the Tax so deducted or withheld.

9.5	All instalments of corporation tax which are required to have been paid between the Accounts Date and the date of this Agreement have been paid.

9.6	No Group Company has in the 36 months prior to the date of this Agreement paid or become liable to pay any penalty, fine or surcharge in connection with Tax.

9.7	Each Group Company has in the 12 months prior to the date of this Agreement properly operated the PAYE system or any equivalent payroll deduction system in any other jurisdiction in all material respects by duly deducting Tax from all payments made, or treated as made, to its employees or former employees, and accounting to HM Revenue & Customs or other Tax Authority for all tax deducted by it and for all tax chargeable on benefits provided for its employees or former employees.

9.8

Each Group Company has made all returns, claims for relief, applications, notifications, computations, reports, accounts, statements, registrations and assessments (whether physically in existence or electronically stored) (“Returns”) it is required by law to make. All Returns have been properly submitted by the relevant Group Company within any relevant time limits to each relevant

Tax Authority and the Returns give full disclosure of all material facts and circumstances and are not likely to be the subject of any question or dispute with any Tax Authority.

9.9	Each Group Company has prepared, kept and preserved sufficient records to enable it to make and complete returns for Tax purposes. Such records enable each Group Company to calculate the liability to Taxation or the amount of a relief arising on the disposal of any asset owned at the Accounts Date or acquired since the Accounts Date but before Completion and otherwise as required by law.

9.10	The Disclosure Letter contains details so far as they affect any Group Company of all arrangements with any Tax Authority that are not based on a strict application of the law relating to Tax (other than published extra statutory concessions, statements or practice and statements of a similar nature) and so far as the Warrantors are aware no such arrangement is liable to be withdrawn for any reason.

9.11	Each Group Company has, throughout the whole of the period beginning three years before the Accounts Date and ending on the date hereof, been registered and been eligible to be registered and is a taxable person for the purposes of value added tax (or any equivalent tax in other jurisdictions) and such registration is not subject to any conditions imposed by or agreed with HM Revenue & Customs or any other Tax Authority.

9.12	Each Group company has in the 12 months prior to the date of this Agreement complied in all material respects with all its obligations in relation to value added tax in the UK and any equivalent tax in other jurisdictions.

9.13	No Group Company is registered for the purposes of value added tax as a member of a group of companies that any other company (other than another Group Company) is a member.

9.14	The Accounts provide for all Tax for which the Group was liable at the Accounts Date.

9.15	Neither the entering into nor completion of the Agreement will give rise to any Tax liability for any Group Company.

9.16	All transactions, financing and other arrangements to which the Group Companies are party have been entered into on an arm’s length basis.

9.17	There is an agreement in place which entitles Microfusione Stellite SpA to recover under an indemnity from Intek SpA if Microfusione Stellite SpA is liable for any tax in respect of the sale of property to Intek SpA.

9.18	No Group Company is liable or may become liable to pay, or make reimbursement or indemnity in respect of, any Tax (or amounts corresponding to any Tax) payable by or chargeable on or attributable to any other person, whether in consequence of the failure by that person to discharge that Tax within any specified period or otherwise, where such Tax relates to profits, income, gains or a transaction, event, omission or circumstance arising, occurring or deemed to arise or occur on or prior to Completion.

9.19	No Group Company has been party to any arrangements, transaction or series of transactions, which it has or may become liable to notify to any Tax Authority under any legislation requiring the disclosure of tax avoidance schemes.

9.20	No Group Company has established (or is a participant in) any bonus, share option, profit related pay or other scheme or arrangement, whether or not approved by a Tax Authority, for the benefit of its current or former directors or employees or any of them.

9.21

Each Group Company is and always has been resident only in its country of incorporation for Tax purposes and for the purposes of any double taxation agreement. No Group Company is liable to, and has at no time incurred any, or is required to be registered for any Tax in any jurisdiction other than its jurisdiction of incorporation or had a branch outside its jurisdiction of incorporation or any permanent establishment (as that expression is defined in the respective double taxation relief orders current at the date of this Agreement) outside its jurisdiction of incorporation.

9.22	There is no instrument to which any Group Company is a party and which is necessary to establish any Group Company’s rights or any Group Company’s title to any asset, which is liable to stamp duty or equivalent transfer tax and which has not been duly stamped or such liability has not been discharged, or which would attract stamp duty or transfer tax, interest or penalties if brought into the United Kingdom or any other jurisdiction

9.23	Properly executed “check the box” elections have been filed on form 8832 to treat ATS Stellite SAS and STS Sferic (the entities comprising the French Medical Business) as disregarded for U.S. tax purposes.

10	Properties

10.1	The Properties comprise all of the material property and land owned, leased, occupied or otherwise used in connection with the business of the Group as at the date hereof and no Group Company has any liability (whether actual contingent or otherwise) as tenant, assignee, guarantor, contractor or otherwise arising from or relating to any estate, interest or right in any land other than the Properties.

10.2	The information in respect of the Properties set out in Schedule 5 is in all respects, true and accurate.

10.3	A Group Company is the sole legal and beneficial owner of the Properties.

10.4	None of the Properties are subject to an Encumbrance that will not be released at Completion.

10.5	There is no person in possession or occupation of, or who has or claims a right or interest of any kind in, any of the Properties adverse to the relevant Group Company’s interest. Except as stated in Schedule 5, a Group Company is entitled to and has exclusive vacant possession of the Properties.

10.6	There are no outstanding actions or disputes between a Group Company and a third party which so far as the Warrantors are aware would have a material adverse effect on the use or enjoyment of any of the Properties by the relevant Group Company or which could give rise to a material liability for the relevant Group Company.

10.7	The present use of each Property is the permitted use under applicable planning legislation.

10.8	No application for a certificate of the lawfulness of any use or change of use in relation to any Property has been made in the last 12 months.

10.9	No enforcement notice, stop notice, breach of condition notice or revocation, modification or discontinuance order affecting any Property has been served or threatened in the last 12 months.

10.10	None of the Properties is the subject of a compulsory purchase order, notice to treat or a notice of entry and no proposals have been published for its compulsory acquisition.

10.11	There are no proposals for the development of any property and no traffic proposals, schemes, or proposals to construct new roads or tunnels or carry out other substantial works in the vicinity of any Property which would have an adverse affect on such Property.

10.12	In relation to each Property which is leasehold:

(a)	the Property is held under the terms of the lease (the “Lease”), true and complete copies of which are in the Data Room, briefly referred to in Schedule 5;

(b)	there are no rent reviews outstanding by the lessor from a date prior to the Completion Date;

(c)	the rent and all other sums payable under the Lease have been paid to date, and no written notice has been received that any Group Company is in breach of any covenants and conditions contained in the Lease or in any licence, consent or other document entered into supplemental to the Lease, and no written notice has been received that any such breaches have been waived or acquiesced in and the Lease is valid and in full force;

(d)	there are no restrictions in the Lease or any superior title which prevent the Property from being used now or in the future for its present use.

11	Compliance and Litigation

11.1	The business of the Group has been carried on in the 36 months prior to the date of this Agreement and is being carried on in such manner so that there have been no breaches of applicable laws (including all statutes, orders or regulations relating to each Property, its current use or development or the employment of persons or the use of any fixtures, machinery or chattels therein), legal duties, including those imposed by contract or collective agreements in respect of the employees and officers of each Group Company, regulations and by-laws in each country in which it is carried on which would have a material adverse effect on the business of the relevant Group Company.

11.2	There is no investigation or enquiry by, or order, decree, decision or judgment of, any court, tribunal, arbitrator, governmental agency or regulatory body outstanding against any Group Company, nor has any notice from any court, tribunal, arbitrator, governmental agency or regulatory body been received with respect to an alleged material actual or potential violation and/ or failure to comply with any applicable laws, legal duties, regulations and by-laws in each country in which it is carried on.

11.3	Save for collection of debts in the ordinary course of business, no Group Company is now engaged in any material litigation, arbitration or criminal proceedings; there are no proceedings pending or threatened, either by or against a Group Company and, so far as the Warrantors are aware, there are no circumstances likely to give rise to any such proceedings.

11.4	So far as the Warrantors are aware, no Group Company, nor any of its officers, employees or agents, has in the 12 months prior to the date of this Agreement, or is presently or has agreed to become, engaged in any conduct (including by way of acquiescence or failure to perform) that would constitute an offence under the Bribery Act 2010 or any other relevant anti-bribery laws.

11.5	Each Group Company has at all relevant times had in place adequate procedures designed to prevent persons associated with it within the meaning of the relevant anti-bribery laws from undertaking any conduct that would constitute an offence by the Group Company under the relevant anti-bribery laws and all such procedures have been Disclosed.

11.6	So far as the Warrantors are aware, none of the businesses or activities of any Group Company as currently conducted are likely to give rise to any sanction under any trade regulation legislation in respect of any products manufactured by any Group Company or in which any Group Company trades.

11.7	So far as the Warrantors are aware, each Group Company:

(a)

is, and has been in the 24 months prior to the date of this Agreement, to the extent it is required by law or regulation, in compliance with all applicable United States export and trade control laws and regulations, including without limitation (i) the Export Administration Regulations (“EAR,” 15 C.F.R. Parts 730-774); (ii) the International Traffic

in Arms Regulations (“ITAR,” 22 C.F.R. Parts 120-130); and (iii) the economic sanctions laws and regulations administered by the United States Government, including those set forth in 31 C.F.R. Parts 500-598 (and specifically including the Iranian Transactions Regulations (“ITR,” 31 C.F.R. Part 560)), and all Executive Orders issued by the President of the United States imposing sanctions on various parties and on certain trade-related activities and dealings;

(b)	is not now engaged in or contractually obliged to perform any business, financial, or other dealings or activities that would currently subject any Group Company or any of its subsidiaries to sanctions imposed by the United States Government under the Iran Sanctions Act of 1996 (“ISA,” Pub. L. 104-172, 50 U.S.C. §1701 note), as amended by the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 (“CISADA,” Pub. L. 111-195, 22 U.S.C. §8501 et seq.) and as further supplemented by Executive Order 13590 (effective November 21, 2011);

(c)	is not (to the extent that the Group Company is breaching the relevant statute, regulation, Executive Order or U.S. government asset blocking measures referred to below, in so far as they apply to such Group Company) engaged in or contractually obligated to perform any business, financial, or other dealings with any persons subject to, or owned or controlled by persons subject to, (i) asset-blocking measures imposed by the United States Government through statute, regulation, Executive Order, or otherwise, including without limitation U.S. government asset-blocking measures imposed on parties associated with proliferation of weapons of mass destruction or support for terrorism, or (ii) asset freeze measures imposed by the European Union or, where applicable, its Member States;

(d)

is now, and has been in the 12 months prior to the date of this Agreement, in compliance with: (i) the European Union (“EU”) Dual-use Regulation (Regulation no 428/2009), (ii) all applicable EU sanctions regulations, including the Regulation no 961/2010 imposing sanctions against Iran (as amended), and (iii) all applicable EU Member State laws and regulations relating to exports, sanctions, and trade controls, including all applicable Italian laws and regulations (in particular, the Italian Legislative Decree no 96 of 9 April 2003, supplementing the EU Dual-use Regulation; and the Italian Law no 185 of 9 July 1990 governing the export, import and transit of arms and munitions), and in each case, save to the extent that any non-compliance with any of (a) to (d) (inclusive) would not have a material effect on the business of the relevant Group Company.

11.8	No Group Company has directly supplied any goods or services to the Chinese military or is aware of any goods or services which were supplied by the relevant Group Company being supplied by any of its distributors or purchasers to the Chinese military.

12	Licences

12.1	Each Group Company has obtained all necessary licences, permits, authorisations or consents required by law in order for it to carry on its business as now carried on (“Licences”), the absence of which would have a material adverse effect on that Group Company’s business.

12.2	The Licences are valid and subsisting and have been complied with in all material respects.

12.3	The Group has not received any notice in writing indicating that any of the Licences will be suspended, cancelled, modified or revoked in whole or in part (whether as a result of the entry into or completion of the SPA or otherwise).

12.4	Complete and accurate copies of the Licences are contained in the Data Room at 1.1.11.2, 1.4.11.2, 1.5.11.2, 1.9.8, 2.1.8, 2.1.19.2.2, 3.1.8, 3.1.11.2, 4.1.8, 4.2.8, 5.3.8, 5.3.11.2, 5.3.18.4.1,

5.3.18.4.2, 5.3.19.1.9, 5.3.19.1.10, 5.4.6.4.1, 5.4.8, 6.1.8, 6.2.2.3.4, 6.2.2.3.6, 6.2.8, 6.2.11.2, 6.2.13.1.6, 7.1.13.1.5, 7.2.13.5, 8.1.8, 9.1.1.3.5 9.1.2.3.6, 9.1.1.3.6 9.1.2.3.6, 9.1.2.3.11, 9.1.2.3.12, 9.1.6.4.1 and 9.1.8.

13	Assets, IP and IT

13.1	There are no Encumbrances, other than the Permitted Security over or affecting the whole or any part of the undertaking or assets of any Group Company and there is no agreement or commitment to give or create any and no claim has been made by any person to be entitled to any.

13.2	The assets owned by each Group Company, together with the Intellectual Property Rights and assets held under or by virtue of any licence, hire purchase and leasing agreements entered into in the ordinary course of business comprise all the material assets which are reasonably necessary for the continuation of its business as now carried on, and no material assets owned by the Group are in the possession of or under the control of any of the Sellers.

13.3	Subject to the agreements, arrangements or licences whereby:

(a)	a Group Company uses or exploits any Intellectual Property Rights belonging to a third party, which agreements, arrangements or licences have been disclosed in the Disclosure Documents; or

(b)	a Group Company has authorised or otherwise permitted the use of any Intellectual Property Rights, which agreements, arrangements or licences have been disclosed in the Disclosure Documents,

the Group Companies are the sole beneficial owners of all material Intellectual Property Rights. No written notice has been received that any of the Intellectual Property Rights or agreements relating thereto are the subject of outstanding or threatened disputes, claims or proceedings or have been subject to a challenge, opposition or attack by a third party or competent authority.

13.4	None of the Group Companies have been a party to or have received a threat in writing of litigation or a claim relating to the infringement of any intellectual property rights of a third party passing off or unfair competition and no Group Company has received notice in writing or otherwise indicating that any such litigation may be forthcoming.

13.5	The Group Companies own all IT Systems (other than readily available IT Systems from third parties used under licence) used by them, which are reasonably necessary for the operation of the business of the Group. The IT Systems are not wholly or partly dependent upon any facilities or services not under the exclusive ownership or control of the Group Companies. The IT systems which are reasonably necessary for the operation of the business of the Group function are in all material respects in accordance with applicable specifications.

13.6	All Intellectual Property Rights created for the Company has been created by an employee of the Company acting within the course of his employment or a third party bound by an agreement vesting ownership in the Company.

13.7	Complete copies of all licences in respect of Intellectual Property are in the possession of the Companies.

13.8	All licenses in respect of Intellectual Property have been entered into in the ordinary course of business

13.9	All Intellectual Property Rights are free and clear of any Encumbrances or licences or sub licences to third parties.

13.10	No member of the Group is delinquent in the payment of any fees, royalties, maintenance, service or other payment obligation to any other person in respect of Intellectual Property Rights.

13.11	The activities of the Group do not make unauthorised use of the confidential information of any third party.

13.12	The Warrantors are not aware of any breach of any obligations of confidentiality owed by any person to the Company, including for this purpose by its employees, consultants, agents or professional advisers.

13.13	All renewal, application and other official registry fees and steps reasonably required for the maintenance, protection and enforcement of all registered Intellectual Property Rights have been paid or taken.

14	Insurance

14.1	All material insurance policies maintained by any Group Company or the Group (“Insurance Policies”) have been disclosed in the Data Room Documents.

14.2	Details of any outstanding claims, notifications to insurers or losses incurred which relate to any Group Company and are likely to result in a claim under the Group’s insurance are contained in the First Disclosure Letter.

14.3	All premiums due and payable in respect of the Insurance Policies have been paid.

14.4	None of the coverage provided by the Insurance Policies has been eroded or exhausted by claims of any sort paid to date.

15	Key Contracts

15.1	Copies of all material contracts (to the extent such contracts are in existence) to which any of the Group Companies are a party have been disclosed in the Data Room and there are no circumstances in existence or contemplated (including consummation of the transactions under the SPA) which will give rise to a default by any Group Company or by the other parties under any such contracts which would have a material adverse effect on the business of the relevant Group Company as carried on as at the date of this Agreement. For the purpose of this clause, a contract shall be treated as being “material” if it is contained in the list of top 10 suppliers and top 10 customers of the Group set out at Schedule 10.

15.2	Compliance with the SPA and this Agreement will not breach or constitute a default under an agreement or arrangement to which a Group Company is a party.

15.3	No Group Company has given any covenants limiting or excluding its right to do business and/or compete in any area or field (whether limited by reference to a geographical area or type of business) with any other person (other than any such undertakings which relate to not competing with a Joint Venture Company or exclusive distributors).

15.4	No Group Company has in the 12 months prior to the date of this Agreement become a party to and/ or become liable under, a guarantee, indemnity or other agreement to secure or incur a financial or other obligation with respect to another person’s obligation other than an obligation of another Group Company.

15.5	There is no agreement or arrangement (legally enforceable or not) to which a Group Company has in the 12 months prior to the date of this Agreement become a party and in which a Seller, a director or former director of a Group Company is interested in any way.

15.6	No person is entitled to receive a fee, brokerage or commission from a Group Company in connection with this Agreement or the SPA.

15.7	Other than the Existing Shareholders Agreement and any employment agreements (including bonus arrangements or compromise agreements) included in the Data Room Documents, there are no agreements, arrangements or contractual obligations between any Group Company on the one hand and any Seller on the other hand.

15.8	Since the Accounts Date no written notice has been received from a customer of or supplier to the Group who is party to a material contract stating that it has ceased or reduced or intends to cease or reduce such trading to a material degree.

15.9	No Group Company is a party to any agreement under which it enjoys rights or has subsisting obligations at the date of this Agreement, and no Group Company has submitted an offer or tender which is capable of being converted into an agreement:
(a)	which constitutes a partnership, joint venture, consortium or joint development;

(b)	which is not in the ordinary course of business or which is made with any other Group Company or Seller or a Seller’s Connected Persons and is not on arm’s length terms;

(c)	which contains outstanding warranties, indemnities or representations given in connection with a sale of shares or of a business undertaking in whole or in part; or

(d)	which involves agency or distribution arrangements outside the ordinary course of business.

15.10	Neither Andrew Caffyn nor Neil Fleming had actual knowledge, as at 23 December 2011, of any breach, inaccuracy or non-performance of clauses 6.1 to 6.8 inclusive of the French SPA or any occurrence of a Tax or Labor Event (as defined in the French SPA) and prior to that date neither Andrew Caffyn nor Neil Fleming were actually aware that any member of the Group had received notice of any claim under the French SPA.

16	Employees and pensions

16.1	The Disclosure Documents contains particulars of:

(a)	the identities, dates of commencement of employment or appointment to office, and terms of employment or appointment of all Key Employees (being those persons whose names are listed in Schedule 8);

(b)	those employees who are on secondments, sabbaticals, maternity leave or absent because of disability or other long-term leave of absence and have or may have a statutory or contractual right to return to work with any Group Company (including last working day and expected date of return if known);

(c)	positions currently vacant and any new position advertised or intended to be advertised;

(d)	any employee whose basic salary exceeds €100,000 per annum currently working out their notice and reasons for leaving; and

(e)	any former employee of any Group Company whose basic salary exceeded €100,000 per annum whose position was terminated by such Group Company since the Accounts Date and the reason for termination.

16.2	No employees or directors of any Group Company (other than the Warrantors) are entitled, or will become entitled to receive any payment or other benefit from any Group Company in respect of the proposed sale of the Group.

16.3	Each Warrantor confirms that he is not entitled to, or will become entitled, to any payment or other benefit, from any person in respect of the proposed sale of the Group Companies.

16.4

The principal terms and conditions of each grade and category of employee have not materially changed in the 12 months prior to the date of this Agreement and, so far as the Warrantors are aware, in respect of any officer or employee of any Group Company, no Group Company is obliged to or has made provision to increase or vary from the current basis as disclosed in accordance with warranty 16.1(a):

(a)	any non-cash benefits receivable such that the total annual cost of such benefits would increase by more than 5 per cent per annum;

(b)	the salary, bonus, or other remuneration such that the total annual payroll would increase by more than 5 per cent per annum; or

(c)	the rate of remuneration of any Key Employee.

16.5	Except as Disclosed, there are no share option or share incentive schemes for any officer or employee of any Group Company and there are no bonus, commission, profit sharing or other incentive schemes for any officer or employee of any Group Company whose basic salary exceeds €100,000 or affecting any group of more than 10 employees from the same facility.

16.6	No Group Company owes any amount to any current or former director, other officer, worker, employee, or consultant other than for accrued salary or fees, accrued holiday pay or reimbursement of business expenses for the month current as at the date of this Agreement.

16.7	All consultancy agreements under which the Group incurs a liability exceeding €100,000 per annum for the provision of the services of individual consultants have been disclosed in the Data Room Documents.

16.8	Except as Disclosed no Group Company has any obligation to provide any maternity, paternity, adoption or other family friendly/carer-related benefits to any employee in excess of applicable statutory minimum requirements.

16.9	In the 12 months prior to the date of this Agreement, no employees have transferred to, or from, any Group Company pursuant to the Transfer of Undertakings (Protection of Employment) Regulations 2006 or any equivalent legislation (if any) implementing the Acquired Rights Directive (Directive 77/187/EC, subsequently revised and consolidated in Directive 2001/23/EC) in the countries in which the Group Companies are based.

16.10	Within 12 months ending on the date of this Agreement, no Group Company has implemented any redundancy or severance exercise which has involved 10 or more staff leaving within any 3 month period.

16.11	Each Group Company has in relation to each of its employees complied in all material respects with all material obligations imposed on it by all contracts, statutes, directives, orders, regulations, collective agreements, awards, codes of conduct and customs and practice, relevant to their terms and conditions of employment or engagement and to the relations between it and its employees.

16.12	Save for the Relevant Schemes, there is not in operation as at the date of this Agreement, and there has not been in operation at any time before the date of this Agreement, and no proposal has been announced to enter into or establish, any agreement, arrangement for the payment by any Group Company of, or of a contribution towards, any Relevant Benefits relating to a defined benefit scheme for the benefit of a Pensionable Employee or a Pensionable Employee’s dependants.

16.13	So far as each of the Warrantors is aware, each of the Relevant Schemes has been designed to comply with, and has been administered in accordance with, all applicable legal and administrative requirements.

16.14	All amounts due in respect of each of the Relevant Schemes by the relevant Group Company have been paid in accordance with legal requirements.

16.15	So far as each of the Warrantors is aware, there is no civil, criminal, arbitration or administrative proceeding or investigation (whether the Pensions Ombudsman, the Pensions Regulator or otherwise) concerning the Relevant Schemes by or against the trustees or administrator of the Relevant Schemes, the Sellers, the Company or another employer participating in the Relevant Schemes, and none is pending or threatened.

16.16	Material details of the Relevant Schemes have been Disclosed to the Buyer in the Data Room Documents including a copy of each agreement, deed and rules currently governing or relating to each Relevant Scheme together with a list of the members of each Relevant Scheme and all material details relevant to such membership as necessary to establish their entitlement to benefits.

16.17	The Company has duly complied with all applicable legal and administrative requirements relating to stakeholder pension schemes (as defined in section 1(1) of the Welfare Reform and Pensions Act 1999).

16.18	No plan, proposal or intention to amend, discontinue (in whole or in part) or exercise a discretion in relation to any Relevant Scheme has been communicated to a member of such Relevant Scheme or a Pensionable Employee who is a member of such Relevant Scheme.

16.19	The sum of €2,574,422 (less applicable employee’s tax and social security contributions thereon) is sufficient to satisfy in full the obligations of the Group to all participants (but, for the avoidance of doubt, excluding employer’s tax and social security contributions thereon) under the LTIP arrangement.

17	Grants

No	Group Company is subject to any arrangement for the receipt or repayment of any grant, subsidy or financial assistance from any government department or agency of any local or other authority in excess of €100,000; and if it is so subject, the relevant Group Company has not done, or omitted to do, anything which could result in any such grant, subsidy or payment received or receivable by it becoming repayable or being withdrawn or withheld.

18	Insolvency

18.1	No order has been made and no resolution has been passed for the winding up of any Group Company and, so far as the Warrantors are aware, no petition has been presented for the purpose of winding up any Group Company and there are, as far as the Warrantors are aware, no circumstances which would justify or require the initiation of such proceedings.

18.2	No administration order has been made and no petition for such an order has been made or presented and no administrator has been appointed and no procedure has been commenced with a view to the appointment of an administrator in respect of any Group Company.

18.3	No receiver (which expression shall include an administrative receiver) has been appointed in respect of any Group Company or all or any of its assets.

18.4	No moratorium under any relevant insolvency legislation is in force and no Group Company has been granted a temporary or permanent moratorium or payments, nor has any step been taken or procedure commenced with a view to entering into such a moratorium in respect of any Group Company.

18.5	No Group Company is insolvent, or unable to pay its debts within the meaning of any relevant insolvency legislation or has stopped paying its debts as they fall due.

18.6	No Group Company has entered into or suffered nor has there occurred any analogous proceedings to those specified above.

SCHEDULE 3

Limitations on Liability

1	Scope

1.1	The Buyer shall not be entitled to claim for any indirect or consequential loss or loss of profit over and above that which it could claim in accordance with normal contractual principles governing measure of damages.

1.2	The Warrantors shall only be liable in respect of a Claim if and to the extent that such Claim becomes a determined Claim which shall mean a Claim:

(a)	which has been resolved by written agreement between the Warrantors and the Buyer; or

(b)	which is the subject of an order as to both liability and quantum made by a court or tribunal of competent jurisdiction or arbitration where either no right of appeal lies or the parties are debarred (whether by the passage of time or otherwise) from exercising such a right.

1.3	Nothing in this Schedule shall have the effect of excluding, limiting or restricting any liability of a Warrantor in respect of a Claim arising as a result of fraud by that Warrantor.

1.4	Nothing in this Schedule shall have the effect of excluding, limiting or restricting any liability of a Warrantor in respect of a claim under clause 11 of the Tax Covenant and any reference to the Tax Covenant in this Schedule shall be read as excluding clause 11 of the Tax Covenant.

2	Cap on liability

2.1	The aggregate liability of the Warrantors in respect of all and any Claims and claims under the Tax Covenant shall not exceed €2,000,000. For the avoidance of doubt, in the event that an individual Warrantor does not satisfy a Claim or (as the case may be) a claim under the Tax Covenant made against him, the Buyer shall not be entitled to bring a Claim or (as the case may be) a claim under the Tax Covenant against any of the other Warrantors in respect of such non-satisfaction. For the purposes of this paragraph, the liability of the Warrantors shall be deemed to include the amount of all costs, expenses, fees and other liabilities (together with any irrecoverable VAT) payable by the Warrantors in connection with the satisfaction, settlement or determination of any such Claim or (as the case may be) a claim under the Tax Covenant.

2.2	The aggregate liability of each Warrantor in respect of any and all claims under the Warranties and the Tax Covenant shall not exceed 75% of the amount of the Consideration set opposite his name in Schedule 1 of the SPA. The individual liability of each Warrantor in connection with any single claim under the Warranties shall be limited to the proportion of the claim which is equal to his Relevant Proportion.

3	Time limits for making Claims

No claim shall be brought against any Warrantor in respect of any of the Warranties or under the Tax Covenant unless the Buyer shall have given to the Warrantors’ Representatives written notice of such claim specifying (in reasonable detail) the matter which gives rise to the claim, the nature of the claim and, if practicable, the amount claimed in respect thereof in respect of a Claim or a claim under the Tax Covenant, within 18 months of the Completion date (the “Initial Warranty Period”),

PROVIDED THAT the liability of the Warrantors in respect of such claim shall absolutely determine (if such claim has not been previously satisfied, settled or withdrawn) if legal proceedings in respect of such claim shall not have been commenced within 9 months (the “Claim Period”) of the service of such notice and for this purpose proceedings shall not be deemed to have been commenced unless they shall have been properly issued and validly served upon the Warrantors’ Representatives.

4	Right to remedy

4.1	Subject to paragraph 4.2 below, no Warrantor shall be liable for any Claim if and to the extent that the alleged breach which is the subject of the Claim is capable of remedy, and is remedied to the reasonable satisfaction of the Buyer by the Warrantors within 60 days of the date on which the notice in paragraph 3 above is received by the relevant Warrantor (and the Buyer agrees to use all reasonable endeavours to assist and to procure the assistance of the relevant Group Company in remedying such breach at the reasonable cost of the Warrantors).

4.2	Nothing in this paragraph 4 shall prevent the Buyer from making a claim in respect of any loss or damage incurred by the Buyer or any Group Company prior to the breach which is the subject of a Claim being remedied in accordance with paragraph 4.1 above.

5	Contingent liabilities

5.1	If any breach of the Warranties arises by reason of some liability of any Group Company or the Buyer which, at the time such breach or claim is notified to the Warrantors’ Representatives, is contingent only or otherwise not capable of being quantified, then the Warrantors shall not be under any obligation to make any payment in respect of such breach or claim unless and until such liability ceases to be contingent or becomes capable of being quantified.

5.2	If the Buyer has notified the Warrantors’ Representatives of a claim under the Warranties in accordance with paragraph 3 of this Schedule 3 within the Initial Warranty Period and such claim is based upon a liability which is contingent or otherwise not capable of being quantified, the Claim Period in paragraph 3 of this Schedule 3 shall be extended, in relation to any such claim, to the date falling 12 months after the end of the Initial Warranty Period.

6	Threshold and de minimis

6.1	The Warrantors shall not be liable in respect of any Claim or claim under the Tax Covenant unless the aggregate liability for all such Claims and claims under the Tax Covenant exceeds €1,500,000, in which case the relevant Warrantors shall be liable for the full amount of all such claims and not only the amount by which such sum is exceeded.

6.2	In calculating liability for Claims and claims under the Tax Covenant for the purposes of paragraph 6.1 above, any individual claim or series of related claims with respect to substantially the same facts or circumstances which is less than €75,000 (excluding interest, costs and expenses) shall be disregarded.

7	Changes in legislation

The Warrantors shall not be liable in respect of a Claim (other than a claim under the Tax Warranties) if such Claim would not have arisen but for, or is increased as a result of:

(a)	the passing of, or a change in, a law, rule, regulation, interpretation of the law or administrative practice of a government, governmental department, agency or regulatory body in any case occurring on or after the date of this Agreement; or

(b)	an increase in the Taxation rates or an imposition of Taxation in each case not actually or prospectively in force at the date of this Agreement; or

(c)	the change by statute or by any regulatory or other body of any accounting policy or a change in the application of any accounting policy or estimation technique in the preparation of financial statements by the Buyer or any member of the Buyer’s Group.

8	Acts of Buyer

The Warrantors shall not be liable in respect of a Claim (other than a claim under the Tax Warranties) if such Claim is attributable to, or is increased as a result of:

(a)	any act, omission, transaction or arrangement carried out at the written request of or with the express approval of the Buyer before or at Completion; or

(b)	any voluntary act, omission, transaction or arrangement by a member of the Buyer’s Group or its employees or agents after Completion (otherwise than: (a) as required by law, or (b) as required by a binding agreement entered into before Completion, or (c) where a member of the Buyer’s Group is acting in the usual and ordinary course of the Group’s business as carried on up to Completion); or

(c)	any breach by the Buyer of any of its obligations under this Agreement or any of the documents referred to or incorporated in it or any obligations entered into pursuant thereto; or

(d)	any reorganisation or change in ownership of any member of the Buyer’s Group on or after Completion.

9	Mitigation

Nothing in this Schedule 3 restricts or limits the Buyer’s general obligation at law to mitigate any loss or damage which it may incur in consequence of a matter giving rise to a Claim.

10	Recovery from another person

10.1	If the Buyer, or any member of the Buyer’s Group, recovers (whether by payment, discount, credit, relief or otherwise) from a third party an amount which is referable to a Claim, any actual recovery (less any reasonable costs incurred in obtaining such recovery and less any Taxation attributable to the recovery after taking account of any tax relief available in respect of any matter giving rise to the Claim) shall to that extent reduce or satisfy, as the case may be, such Claim.

10.2	If the Warrantors pay an amount in respect of a Claim and the Buyer, or any member of the Buyer’s Group, subsequently recovers (whether by payment, discount, credit, relief or otherwise) from a third party an amount which is referable to the Claim, the Buyer shall procure that the relevant member of the Buyer’s Group shall pay to the Warrantors an amount equal to the lesser of the amount recovered from the third party (less any reasonable costs and expenses incurred in obtaining such recovery and any Tax payable on the recovery) and the amount previously paid by the Warrantors to the Buyer.

11	Conduct of Claims

11.1	If a member of the Buyer’s Group becomes aware of any claim or any matter or circumstance which might give rise to a Claim (other than a claim under the Tax Warranties) or of a right of action against or an entitlement to recover (whether by payment, discount, credit, relief, contribution, indemnity or otherwise) from a third party an amount which relates to the subject matter of a Claim:

(a)	the Buyer shall as soon as reasonably practicable give written notice to and consult with the Warrantors’ Representatives in respect of the claim, matter, circumstance or entitlement;

(b)	subject to the relevant Warrantor(s) indemnifying or securing the Buyer or the relevant member of the Buyer’s Group in a form reasonably satisfactory to the Buyer against any liability, cost, damage or expense which may be properly incurred thereby (but without thereby implying any admission of liability on the part of such Warrantor), the Buyer shall, and shall procure that each member of the Buyer’s Group shall, unless the Buyer in its reasonable opinion considers that the goodwill of any Group Company will be materially and adversely affected by such action in which case it may refuse to take any such action :

(i)	at the written request and the cost of the Warrantors take such action or permit the Warrantors to take such action as the Warrantors consider appropriate to avoid, dispute, resist, appeal, defend, compromise or settle the Claim (including, without limitation, making any counterclaims or other claims against third parties) and any related adjudication or proceedings, and to conduct matters relating thereto including negotiations or appeals;

(ii)	provide to the Warrantors and their advisers reasonable access to premises and personnel and to relevant assets, documents and records within each member of the Buyer’s Group’s power or control for the purposes of investigating the matter or entitlement which allegedly gives rise to the Claim; and

(iii)	preserve all documents, records, correspondence, accounts, electronically stored data and other information whatsoever relevant to a matter which may give rise to a Claim.

(c)	the Warrantors (at their cost) may examine and take copies of the documents or records, and photograph the premises or assets, referred to in paragraph 11.1(b)(ii) above.

11.2	If a Claim (other than a claim under the Tax Warranties) is as a result of, or in connection with, a claim (other than a claim under the Tax Warranties) by or a liability to a third party then, subject to the relevant Warrantor(s) indemnifying or securing the Buyer or the relevant member of the Buyer’s Group in a form reasonably satisfactory to the Buyer against any liability, cost, damage or expense which may be properly incurred thereby (but without thereby implying any admission of liability on the part of such Warrantor(s)), the Buyer shall and shall procure that each member of the Buyer’s Group shall, unless the Buyer in its reasonable opinion considers that the goodwill of any Group Company will be materially and adversely affected by such action in which case it may refuse to take any such action:

(a)	take all reasonable steps to enforce any right of recovery;

(b)	make no admission of liability in respect of, or compromise, dispose of or settle, any claim without the written consent of the Warrantors; and

(c)	allow the Warrantors at their own expense and in their absolute discretion to take such action, as described in paragraph 11.1(b) above, as the Warrantors deem necessary.

12	Insurance policies

In respect of any matter which would give rise to a Claim, if the Company and/or its Subsidiaries is entitled to claim under any policy of insurance then no such matter shall be the subject of a Claim unless and until the Buyer or, as the case may be, the relevant member of the Buyer’s Group shall have made a claim against its insurers and used all reasonable endeavours to pursue such claim and such claim has been settled or rejected by such insurer (unless the effect of this paragraph 12 would result in the Buyer losing its right to bring a Claim under the time period in paragraph 3 and the Warrantors do not agree to extend such time period).

13	Buyer’s knowledge

The Warrantors shall not be liable for any Claim under this Agreement or a claim under the Tax Covenant if and to the extent that the Buyer deal team (being John Tucker, Kevin Nowe, William Thalman, Patrick Watson, Jay Klein, Frank Simpkins, Phil Weihl, Wayne Moser, Kemal Yegeonoglu, Filippo Mecacci, George Coulston, Simone Pratesi, Staci Miller and John Oskin) is:

(a)	in respect of the Warranties (other than the Repeated Warranties), actually aware at the date of this Agreement of matters which do or would give rise to or would be reasonably likely to give rise to a Claim;

(b)	in respect of the Repeated Warranties only, actually aware as at the Repeated Warranty Date of matters which do or would give rise to or would be reasonably likely to give rise to a Claim under the Repeated Warranties; or

(c)	in respect of the Tax Covenant, actually aware as at the date of Completion of matters which do or would give rise to or would be reasonably likely to give rise to a claim under the Tax Covenant PROVIDED THAT no matter of which the Buyer deal team (as set out above) is actually aware at Completion which (i) the Warrantors were actually aware at the date of this Agreement; and (ii) the Buyer deal team (as set out above) was not actually aware at the date of this Agreement, shall so operate as to restrict the Buyer’s entitlement to recover under the Tax Covenant.

14	Allowance, provision or reserve in the Accounts

No matter shall be subject to a Claim or a claim under the Tax Covenant to the extent that specific allowance, specific provision or specific reserve in respect of such matter shall have been made in the Accounts or Management Accounts or such matter was referred to specifically in the notes thereto.

15	Taxation

The Warrantors shall not be liable in respect of any breach of the Tax Warranties to the extent that such liability is excluded by virtue of the provisions contained in clause 3 of the Tax Covenant.

16	No double recovery

The Buyer shall not be entitled to recover from the Warrantors more than once for the same damage or loss suffered.

17	Net benefit

17.1	The Warrantors shall not be liable for any Claim to the extent that the subject of the Claim or a claim under the Tax Covenant has been or is made good or is otherwise compensated for without cost or loss to the Buyer’s Group or to the Company or any Subsidiaries.

17.2	The Warrantors shall not be liable in respect of any Claim (other than a claim under the Tax Warranties) for any losses suffered by the Buyer, or any member of the Buyer’s Group, to the extent that there are any corresponding savings by or net benefit to the Buyer or any member of the Buyer’s Group related to the Claim.

18	Transferability of rights

This Agreement shall be actionable only by the Buyer or any member of the Buyer’s Group to whom rights are assigned under this Agreement and no other party shall be entitled to make any Claim or take any action whatsoever against the Warrantors under or arising out of or in connection with this Agreement.

19	Taxation, Pensions, Property, Environment and Intellectual Property

Without prejudice to the generality of the Warranties in paragraphs 3 (The Accounts ), 4 (Management Accounts and Locked Box Accounts), 5 (Accounting Records), 6 (Events since the Accounts Date), 9 (Tax), 11 (Compliance and Litigation) and 12 (Licences), no claim may be made against the Warrantors under the Warranties:

(a)	save pursuant to the Warranties contained in paragraph 16 of Schedule 2 of this Agreement, to the extent that the Claim relates to Employees; or

(b)	save pursuant to the Warranties contained in paragraph 16 of Schedule 2 of this Agreement, to the extent that the Claim relates to the Relevant Schemes;

(c)	save pursuant to the Warranties contained in paragraph 13 of Schedule 2 of this Agreement, to the extent that the Claim relates to Intellectual Property; or

(d)	save pursuant to the Warranties contained in paragraph 13 of Schedule 2 of this Agreement, to the extent that the Claim relates to Information Technology; or

(e)	save pursuant to the Warranties contained in paragraph 8 and/or 10 of Schedule 2 of this Agreement, to the extent that the Claim relates to the Environmental and/or the Properties; or

(f)	save pursuant to the Warranties contained in paragraph 9 of Schedule 2 of this Agreement, to the extent that the Claim relates to Taxation (irrespective of whether the Taxation relates to any of the above).

20	Disclosure

The Buyer shall not be entitled to claim that any matter causes the Warranties to be breached to the extent that any matter is Disclosed in the First Disclosure Letter or, in the case of the Repeated Warranties, is Disclosed in the Second Disclosure Letter.

SCHEDULE 4

Group Companies

Part 1: Particulars of the Company

Name:	Deloro Stellite Holdings 1 Limited

Number:	05643255

Date of registration:	2 December 2005 under the Companies Act 1985

Status:	private company

Place of registration:	England

Registered Office:	Units 4 & 5 Bicester Business Park Telford Road Bicester Oxfordshire OX26 4LD

Authorised share capital:	€623,668.83 divided into 1,045,588 A Ordinary Shares of €0.01 each, 3,136,764 B Ordinary Shares of €0.01 each, 11,090 C Ordinary Shares of €0.01 each, 104,834 D Ordinary Shares of €0.01 each, 46,979,936 Preference Shares of €0.01 each, 10,000 B Preference Shares of €0.01 each and £100 divided into 100 Deferred Shares of £1.00 each

Issued share capital:	1,045,588 A Ordinary Shares 3,136,764 B Ordinary Shares 11,090 C Ordinary Shares 104,834 D Ordinary Shares 46,979,937 Preference Shares 10,000 B Preference Shares
Shareholder and shareholding:	Name	Shares Held
	Duke Street V Limited	94,991 A Ordinary Shares 2,909,933 B Ordinary Shares 100,000 D Ordinary Shares 43,090,498 Preference Shares 7,335 B Preference Shares

	DSC V Beteiligungs GmbH	49,695 B Ordinary Shares 1,667 D Ordinary Shares 727,232 Preference Shares 124 B Preference Shares

Shareholder and shareholding:	Name	Shares Held
	Duke Street Capital V GmbH & Co KG	4,686 A Ordinary Shares 93,875 B Ordinary Shares 3,167 D Ordinary Shares 1,398,751 Preference Shares 238 B Preference Shares

	Mark Aldridge	27,882 A Ordinary Shares

	Tim Allen	52,279 A Ordinary Shares 275 B Preference Shares 3,100 C Ordinary Shares

	Andrew Caffyn	230,030 A Ordinary Shares 600 B Preference Shares 2,440 C Ordinary Shares 456,732 Preference Shares

	Guenther Clos	83,647 A Ordinary Shares 20,038 B Ordinary Shares 314,483 Preference Shares 67 B Preference Shares

	John Neil Fleming	125,471 A Ordinary Shares 32,562 B Ordinary Shares 2,500 C Ordinary Shares 511,035 Preference Shares 400 B Preference Shares

	Hans Nilsson	41,824 A Ordinary Shares 6,513 B Ordinary Shares 102,215 Preference Shares 22 B Preference Shares

	Joseph Overton	62,735 A Ordinary Shares 220 B Preference Shares

	John Pawlikowski	83,647 A Ordinary Shares 20,038 B Ordinary Shares 314,483 Preference Shares 67 B Preference Shares

	Michael Ruenz	73,191 A Ordinary Shares 240 B Preference Shares

Shareholder and shareholding:	Name	Shares Held
	Dan Schmidt	41,824 A Ordinary Shares

	Song Ling	41,824 A Ordinary Shares 125 B Preference Shares

	John Richard Stephenson	41,824 A Ordinary Shares 4,110 B Ordinary Shares 3,050 C Ordinary Shares 64,508 Preference Shares 75 B Preference Shares

	Eric Priestley	20,912 A Ordinary Shares 100 B Preference Shares

	Jim Wu	10,456 A Ordinary Shares

	Daniel De Wet	70 B Preference Shares

	Olivier Arnould	8,365 A Ordinary Shares

	John Hussa	42 B Preference Shares

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	Andrew David Caffyn	Yes

	John Neil Fleming	Yes

	Jason Lawford	No

	Eric Priestley	No

	John Richard Stephenson	No

	Alistair Charles Westray Troup	No

Secretary:	John Neil Fleming	Yes

Auditors:	PricewaterhouseCoopers LLP

Part 2 : Particulars of the Subsidiaries

Name:	Deloro Stellite Holdings 2 Limited

Number:	05643266

Date of registration:	2 December 2005 under the Companies Act 1985

Status:	private company

Place of registration:	England

Registered Office:	Units 4 & 5 Bicester Business Park Telford Road Bicester Oxfordshire OX26 4LD

Authorised share capital:	€535,433.61 divided into 1,045,588 A Ordinary Shares of €0.01 each, 3,136,764 B Ordinary Shares of €0.01 each and 49,361,009 Preference Shares of €0.01 each and £100 Deferred Shares of £1.00 each

Issued share capital:	1,045,588 A Ordinary Shares 3,136,764 B Ordinary Shares 46,725,785 Preference Shares

Shareholder and shareholding:	Name	Shares Held
	Deloro Stellite Holdings 1 Limited	1,045,588 A Ordinary Shares 3,136,764 B Ordinary Shares 46,725,785 Preference Shares

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	John Neil Fleming	Yes

Secretary:	John Neil Fleming	Yes

Auditors:	PricewaterhouseCoopers LLP

Name:	Deloro Stellite Holdings 3 Limited

Number:	05643308

Date of registration:	2 December 2005 under the Companies Act 1985

Status:	private company

Place of registration:	England

Registered Office:	Units 4 & 5 Bicester Business Park Telford Road Bicester Oxfordshire OX26 4LD

Authorised share capital:	€535,433.61 divided into 1,045,588 A Ordinary Shares of €0.01 each, 3,136,764 B Ordinary Shares of €0.01 each and 49,361,009 Preference Shares of €0.01 each and £100 divided into Deferred Shares of £1.00 each

Issued share capital:	1,045,588 A Ordinary Shares 3,136,764 B Ordinary Shares 46,725,785 Preference Shares

Shareholder and shareholding:	Name	Shares Held
	Deloro Stellite Holdings 2 Limited	1,045,588 A Ordinary Shares 3,136,764 B Ordinary Shares 46,725,785 Preference Shares

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?

Directors:	John Neil Fleming	Yes

Secretary:	John Neil Fleming	Yes

Auditors:	PricewaterhouseCoopers LLP

Name:	Deloro Holdings Inc

Number:	N/A

Date of registration:	27 January 2003

Status:	private company

Place of registration:	Delaware, United States of America

Registered Office:	1201, Eisenhower Drive North, Goshen, IN, USA

Authorised share capital:	95,000 common stock of $0.01 each 5,000 D shares of preference stock of $0./01 each 100 F shares of preference shares of $0.01 each

Issued share capital:	15,500 common stock of $0.01 each

Shareholder and shareholding:	Name	Shares Held
	Deloro Stellite Holdings 3 Limited	9500 common stock

	Deloro Stellite Holdings 3 Limited	6000 preference stock

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	John Neil Fleming	Yes

	Daniel de Wet	Yes

Secretary:	None	N/A

Auditors:	None

Name:	Deloro Stellite Group Limited

Number:	03290596

Date of registration:	11 December 1996 under the Companies Act 1985

Status:	private company

Place of registration:	England

Registered Office:	Units 4 & 5 Bicester Business Park Telford Road Bicester Oxfordshire OX26 4LD

Authorised share capital:	£6,129,553.67 divided into 1,062,500 A Ordinary Shares of £0.10 each, 455,357 C Ordinary Shares of £0.01 each, 10,166,231 A Preference Shares of £1.00 each and 187,500 B Preference Shares of £0.10 each

Issued share capital:

1,062,500 A Ordinary Shares of £0.01 each

10,166,231 A Preference Shares of £1.00 each

186,900 B Preference Shares of £0.10 each

390,958 C Ordinary Shares of £0.01 each

9,562,500 New A1% Preference Shares of £0.01 each

Shareholder and shareholding:	Name	Shares Held
	Deloro Holdings Inc	9,562,500 New A1% Preference Shares 1,062,500 A Ordinary Shares 10,166,231 A Preference 167,429 B Preference

	Deloro Stellite Holdings 3 Limited	19,471 B Preference Shares 390,958 C Ordinary Shares

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?

Directors:	John Neil Fleming	Yes

Secretary:	John Neil Fleming	Yes

Auditors:	PricewaterhouseCoopers LLP

Name:	Deloro Stellite UK (Secretary) Ltd

Number:	05289110

Date of registration:	17 November 2004 under the Companies Act 1985

Status:	private company

Place of registration:	England

Registered Office:	Units 4 & 5 Bicester Business Park Telford Road Bicester Oxfordshire OX26 4LD

Authorised share capital:	£100 divided into 100 ordinary shares of £1.00 each

Issued share capital:	1 ordinary shares
Shareholder and shareholding:	Name	Shares Held
	Deloro Stellite Group Limited	1 Ordinary Share

Charges:	None
	Name	To remain in place following Completion?

Directors:	John Neil Fleming	Yes

Secretary:	John Neil Fleming	Yes

Auditors:	PricewaterhouseCoopers LLP

Name:	DS Holdings (USA) Inc

Number:	N/A

Date of registration:	4 August 1997

Status:	private company

Place of registration:	Delaware, United States of America

Registered Office:	1201, Eisenhower Drive North, Goshen, IN, USA

Authorised share capital:	1,000 shares of Common Stock of $0.01 each

Issued share capital:	1,000 shares of Common Stock of $0.01 each

Shareholder and shareholding:	Name	Shares Held

	Deloro Stellite Group Limited	1,000 common stock of $0.01 each

Charges:	Refer to Schedule 9
	Name	To remain in place following Completion?

Directors:	John Neil Fleming	Yes

Officers:	Daniel de Wet (Vice President)	Yes

Secretary:	None	N/A

Auditors:	N/A

Name:	Deloro Stellite UK (Director) Limited

Number:	05289105

Date of registration:	17 November 2004 under the Companies Act 1985

Status:	private company

Place of registration:	England

Registered Office:	Units 4 & 5 Bicester Business Park Telford Road Bicester Oxfordshire OX26 4LD

Authorised share capital:	£100 divided into 100 ordinary shares of £1.00 each

Issued share capital:	1 ordinary share

Shareholder and shareholding:	Name	Shares Held
	Deloro Stellite Group Limited	1 Ordinary Share

Charges:	None

	Name	To remain in place following Completion?
Directors:	John Neil Fleming	Yes

Secretary:	John Neil Fleming	Yes

Auditors:	PricewaterhouseCoopers LLP

Name:	Deloro Stellite Holdings Corporation

Number:	N/A

Date of registration:	10 November 1988

Status:	private company

Place of registration:	Delaware, United States of America

Registered Office:	1201, Eisenhower Drive North, Goshen, IN, USA

Authorised share capital:	1,000 shares of Common Stock of $0.01 per share

Issued share capital:	1,000 shares of Common Stock of $0.01 per share

Shareholder and shareholding:	Name	Shares Held
	DS Holdings (USA) Inc	1,000 common stock of $0.01 per share

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	John Neil Fleming	Yes

Officers:	Daniel de Wet (Vice President)	Yes

Secretary:	None	N/A

Auditors:	None

Name:	Shanghai Stellite Co. Limited

Number:	310000400000863

Date of registration:	22 May 1985

Status:	Sino-foreign equity joint venture

Place of registration:	Shanghai, China

Registered Office:	Shanghai Administration for Industry and Commerce

Authorised share capital:	Not applicable

Issued share capital:	$5,450,000

Shareholder and shareholding:	Name	Shares Held
	Shanghai No. 8 Institute of Nuclear Industry	$1,125,000

	Shanghai Shenxin Economic Development Corporation	$1,125,000

	Deloro Stellite Holding Corporation	$3,200,000

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	Andrew Caffyn	Yes

	John Neil Fleming	Yes

	Kuang Hu Di	Yes

	Tan Song Pei	Yes

General manager:	Song Ling	Yes

Supervisor:	Paul Tadman

Secretary:	Chen Gang	Yes

Auditors:	Shanghai Yishi United Certified Public Accountants and PricewaterhouseCoopers LLP

Name:	Deloro Holdings (Lux) S.à.r.l

Number:	2003 2419233

Date of registration:	28 October 2003

Status:	private company

Place of registration:	Luxembourg

Registered Office:	15 rue Edward Steichen, L-2540, Luxembourg

Authorised share capital:

Issued share capital:	€12,500 of issued share capital

Shareholder and shareholding:	Name	Shares Held
	Deloro Stellite Holding Corporation	100%

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Manager	Vistra Luxembourg S.à.r.l	Yes

Secretary:	None	N/A

Auditors:	None

Name:	Deloro Stellite Inc

Ontario Number:	000654817

Quebec Extra-provincial Registration Number:	1163938344

Date of registration:	14 February 1986

Date of Quebec Extra-provincial Registration:	6 September 2006

Status:	private company

Place of registration:	Ontario, Canada

Registered Office:	471 Dundas Street East Belleville Ontario Canada K8N 5C4

Authorised share capital:	$401 divided into 401 Common Stock of $1 each pledged on 16 December 2003

Issued share capital:	401 Common Stock

Shareholder and shareholding:	Name	Shares Held
	Deloro Stellite Holdings Corporation	401 Common Stock

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	Joseph A Overton	Yes

	Donald A Williams	Yes

	Wayne Holden	Yes

	John Neil Fleming	Yes

	Jason Price	Yes

Secretary:	Ernest D McNee	Yes

Auditors:	N/A

Name:	Microfusione Stellite S.p.A

Number:	01486740168 (registration number in the Companies’ Registry of Milan)

Date of registration:	4 February 2000

Status:	private stock company limited by shares (società per azioni)

Place of registration:	Companies’ Registry of Milan, Italy

Registered Office:	Via G.di Vittorio N. 24 20090 Pieve Emanuele (frazione Fizzonasco) Milan Italy

Authorised share capital:	€11,292,000.00 divided into 11,292,000 ordinary shares of €1.00 each

Issued share capital:	€11,292,000.00 divided into 11,292,000 ordinary shares of €1.00 each

Shareholder and shareholding:	Name	Shares Held
	Deloro Stellite Inc	11,292,000 ordinary shares (representing 100% of the share capital of Microfusione Stellite S.p.A.)

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	John Neil Fleming (Chairman of the Board of Directors)	Yes

	Timothy Dobson Allen	Yes

Special Attorneys:	Fabio Besana	Yes

	Mauro Bianchi	Yes

	Cristiano Bernini	Yes

Secretary:	None	N/A

Auditors:	Eldo Menchinella, statutory member and Chairman of the Board of Statutory Auditors; Emanuela Rondelli, statutory member;

	Name	To remain in place following Completion?
Gianluca Ronzio, statutory member; Andrea Cagnani, substitute member; Maurizio Alberto Balzarini, substitute member
Auditors:		PricewaterhouseCoopers LLP

Name:	Deloro Stellite LP

Number:	N/A

Date of registration:	28 June 1979

Status:	Limited Partnership

Place of registration:	Delaware, United States of America

Registered Office:	1201 Eisenhower Drive Goshen IN 46526

Authorised share capital:	Not applicable as a limited partnership

Issued share capital:	Not applicable as a limited partnership

Shareholder and shareholding:	Name	Shares Held
	Deloro Stellite Holding Corporation	N/A

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	John Neil Fleming (President)	Yes

	Chad Heathco (Treasurer)	Yes

Secretary:	Bradley S. Belcher	Yes

Auditors:	None

Name:	DS UK Limited

Number:	03443447

Date of registration:	26 September 1997 under the Companies Act 1985

Status:	private company

Place of registration:	England

Registered Office:	Units 4 & 5 Bicester Business Park Telford Road Bicester Oxfordshire OX26 4LD

Authorised share capital:	£50,000 divided into 40,000 Preference Shares of £1.00 each and 10,000 Ordinary Shares of £1.00 each

Issued share capital:	10,000 ordinary shares and 40,000 Preference Shares

Shareholder and shareholding:	Name	Shares Held
	Deloro Holdings Inc	10,000 ordinary shares 40,000 Preference Shares

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?

Directors:	John Neil Fleming	Yes

Secretary:	John Neil Fleming	Yes

Auditors:	PricewaterhouseCoopers LLP

Name:	Deloro Stellite

Number:	01445209

Date of registration:	22 August 1979 under the Companies Act 1985

Status:	private company

Place of registration:	England

Registered Office:	Units 4 & 5 Bicester Business Park Telford Road Bicester Oxfordshire OX26 4LD

Authorised share capital:	£7,000,000 divided into 7,000,000 ordinary shares of £1.00 each

Issued share capital:	1,811,151 ordinary shares

Shareholder and shareholding:	Name	Shares Held
	DS UK Limited	1,811,151 Ordinary Shares

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	John Neil Fleming	Yes

Secretary:	John Neil Fleming	Yes

Auditors:	PricewaterhouseCoopers LLP

Name:	DS Verwaltungsgesellschaft mbH

Number:	HRB 6913 (Koblenz)

Date of registration:	4 March 2004 (foundation deed dated 6 August 2003)

Status:	private company

Place of registration:	Germany

Registered Office:	Zur Bergpflege 51-53, 56070 Koblenz

Authorised share capital:	€25,000 divided into 1 ordinary share of €24,000 and 1 ordinary share of €1,000

Issued share capital:	1 ordinary share of €24,000 1 ordinary share of €1,000

Shareholder and shareholding:	Name	Shares Held
	Deloro Stellite Holding Corporation	2

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	Michael Ruenz	Yes

Secretary:	None	N/A

Auditors:	None

Name:	Deloro Stellite Holding GmbH & Co. KG

Number:	HRA 5352 (Koblenz)

Date of registration:	19 March 2004

Status:	private limited partnership

Place of registration:	Germany

Registered Office:	Zur Bergpflege 51-53, 56070 Koblenz

Limited partnership interest:	€100,000

Issued share capital:	N/A

Members:	Name	Status
	Limited Partner – Deloro Stellite Holding Corporations holding a limited partnership interest in the amount of €100,000	Limited liability

	General Partner – DS Verwaltungsgesellschaft mbH	Unlimited liability

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	DS Verwaltungsgesellschaft mbH, represented by its managing director(s)	Yes

Secretary:	None	N/A

Auditors:	PricewaterhouseCoopers AG Wirtschaftsprüfungsgesellschaft

Name:	Hettiger Stellite GmbH

Number:	HRB 6109 (Koblenz)

Date of registration:	26 January 1999 (foundation deed dated 17 November 1998)

Status:	private company

Place of registration:	Germany

Registered Office:	Zur Bergpflege 53, 56070 Koblenz

Authorised share capital:	DM50,000 divided into 1 ordinary share of DM50,000

Issued share capital:	1 ordinary share of DM50,000

Shareholder and shareholding:	Name	Shares held
	Deloro Stellite Holding GmbH & Co. KG	1

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	Michael Ruenz	Yes

Secretary:	None	N/A

Auditors:	None

Name:	Deloro Stellite GmbH

Number:	HRB 1922 (Koblenz)

Date of registration:	8 July 1980 (foundation deed dated 22 November 1979)

Status:	private limited company

Place of registration:	Germany

Registered Office:	Zur Bergpflege 53, 56070 Koblenz

Authorised share capital:	€1,000,000 divided into 1 ordinary share of €1,000,000

Issued share capital:	1 ordinary share of €1,000,000

Shareholder and shareholding:	Name	Shares held
	Deloro Stellite Holding GmbH Co KG	1

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	Michael Ruenz	Yes

Secretary:	None	N/A

Auditors:	PricewaterhouseCoopers AG Wirtschaftsprüfungsgesellschaft

Name:	Deloro Stellite S.r.l.

Number:	06135890967 (registration number in the Companies’ Registry of Milan)

Date of registration:	10 April 2008

Status:	Private limited liability company by quotas (società a responsabilità limitata)

Place of registration:	Companies’ Registry of Milan, Italy

Registered Office:	Via G. Di Vittorio, n. 24 20090 Pieve Emanuele Milan Italy

Authorised capital:	€10,000.00 divided into 1 quota of €10,000

Issued capital:	€10,000.00

Shareholder and shareholding:	Name	Quotas held
	Deloro Stellite Holding GmbH & Co. KG	1 quota (having a nominal value equal to EUR 10,000.00, representing 100% of the capital of Deloro Stellite S.r.l.)

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?
Directors:	Michael Ruenz (Sole Director)	Yes

Special Attorneys:	Ralph Jurgen Kuffner	Yes

	Gianluca Tiranti	Yes

Secretary:	None	N/A

Auditors:	None

Name:	Deloro Stellite India Private Ltd (India)

Number:	U31908DL2007PTC169789

Date of registration:	4 October 2007 under the Companies Act, 1956 (No. 1 of 1956)

Status:	private company

Place of registration:	India

Registered Office:	A-9, Gulmohar Park New Delhi 110049 India

Authorised share capital:	Rs. 120,000,000 divided into 12,000,000 shares of Rs. 10 each

Issued share capital:	577,314 Shares

Shareholder and shareholding:	Name	Shares Held
	Deloro Stellite Holding GmbH & Co, KG	437,714

	Monga Holding Private Limited	90,000

	Kanwal Monga	5,000

	Kanav Monga	5,000

Charges:	Nil

	Name	To remain in place following Completion?
Directors:	Mr Michael Ruenz	Yes

	Mr Juergen Kuffner	Yes

	Mr Kanwal Monga	Yes

	Mr Gnanaprakasam Mariappan	Yes

Secretary:	None	N/A

Auditors:	S.P. Nagrath & Co.

Name:	DSGP, LLC

Number:	3739108

Date of registration:	12 December 2003

Status:	Active

Place of registration:	Delaware

Registered Office:	1209 Orange Street, Wilmington, Delaware, 19801

Authorised share capital:	N/A

Issued share capital:	N/A

Sole member:	Name
Deloro Stellite Holdings Corporation

Charges:	Refer to Schedule 9

	Name	To remain in place following Completion?

Directors:	Neil Fleming	Yes

	Brad Belcher	Yes

	Joseph Rowan	Yes

Secretary:	Joseph Rowan	Yes

Auditors:	N/A

SCHEDULE 5

The Properties

Part 1

The Freehold Properties

Company	Property	Freehold

Shanghai Stellite Co. Limited	1799 Bao Jia Road, Jia-Ding District, 201800, Shanghai, People’ Republic of China	Freehold but subject to Chinese law on owning land

Microfusione Stellite S.p.a.	Via G. Di Vittorio, 24 20090 Pieve Emanuele, Milan, Italy	Freehold

Deloro Stellite GmbH,	Deloro Stellite Holding Gmbh & Co KG, Hettiger Stellite GmbH, Zur Bergpflege 51-53, 56070 Koblenz, Germany	Freehold

Deloro Stellite Inc	PO Box 5300, 471 Dundas Street E Belleville, Ontario K8N 1G2 Canada	Freehold

Part 2

The Leasehold Properties

Company	Property	Leasehold/Freehold

Deloro Stellite Inc	Deloro Stellite Surface Technologies 19300 Ave. Clarke-Graham Baie d’Urfé, Qc H9X 3R8 Montreal Canada	Leasehold

Deloro Stellite S.r.l	Via G. Di Vittorio, 24 20090 Pieve Emanuele, Milan, Italy	Leasehold

Deloro Stellite	Cheney Manor Industrial Estate Swindon, Wiltshire, SN2 2PW UK	Leasehold up to December 31, 2011

	Pembery Way Swindon	Leasehold

Deloro Stellite Group	Units 4 & 5 Bicester Business Park, Telford Road, Bicester, Oxon OX26 4LD, UK	Leasehold

Deloro Stellite India P. Ltd	No.20, Sector 3, IMT Manesar, Gurgaon, India	Leasehold

Deloro Stellite Group	1201 Eisenhower Drive N.Goshen, Indiana 46526, USA	Leasehold

SCHEDULE 6

Intellectual Property

Thursday, December 1, 2011	Patent List by SP Matter No.	Page 2 of 12

SP Matter No. Country	SubCase		Case Type	Application Number Filing Date	Publication Number Publication Date	Patent Number Issue Date	Status Expiration Date

TDSD8736.2 Canada			ORD	2326006 15-Nov-2000	2326006	2326006 21-Feb-2006	Granted 15-Nov-2020

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation				Client Ref:
	Agent:	SMART & BIGGAR				Agent Ref: 64725-799
	Title:	COBALT-BASED INDUSTRIAL CUTTING TOOL INSERTS AND ALLOYS THEREFOR [Co, 3-15% Mo, 25-35%Cr,<1 W]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8736.3 Germany			ORD	100 56 636.7 15-Nov-2000	DE 10056636 28-Jun-2001	100 56 636.7 15-Sep-2005	Granted 15-Nov-2020

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation				Client Ref:
	Agent:	BULOW PATENTANWALTSKANZLEI				Agent Ref: S112-53-DE
	Title:	COBALT-BASED INDUSTRIAL CUTTING TOOL INSERTS AND ALLOYS THEREFOR [Co, 3-15% Mo, 25-35%Cr,<1 W]
Owner:

TDSD8753.2 United States of America			CIP	10/250,205 12-Jun-2003	US 2004-0057863 A1 25-Mar-2004	6,852,176 08-Feb-2005	Granted 27-Jul-2023

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation				Client Ref:
	Agent:					Agent Ref:
	Title:	WEAR-RESISTANT, CORROSION-RESISTANT COBALT-BASED ALLOYS [T-400; T-400C]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8753.4 Canada			PCT	2,491,754 16-Jun-2003	2491754		Published 16-Jun-2023

	Attorneys:	PIF
	Client:	Deloro Stellite Holdings Corporation				Client Ref:
	Agent:	SMART & BIGGAR				Agent Ref: 64725-983
	Title:	WEAR-RESISTANT, CORROSION-RESISTANT COBALT-BASED ALLOYS [T-400; T-400C]
	Owner:	Deloro Stellite Company, Inc.

Thursday, December 1, 2011	Patent List by SP Matter No.	Page 3 of 12

SP Matter No. Country	SubCase	Case Type	Application Number Filing Date	Publication Number Publication Date	Patent Number Issue Date	Status Expiration Date

TDSD8753.5 Japan		PCT	2005-505505 16-Jun-2003	2005-533186A 04-Nov-2005	4463763 26-Feb-2010	Granted 16-Jun-2023

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:	AOYAMA & PARTNERS			Agent Ref: P197913
	Title:	WEAR-RESISTANT, CORROSION-RESISTANT COBALT-BASED ALLOYS [T-400; T-400C]
	Owner:	Deloro Stellite Company, Inc.

TDSD8753.7 France		EPP	03765448.0 16-Jun-2003		1521859 09-Jan-2008	Granted 16-Jun-2023

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	WEAR-RESISTANT, CORROSION-RESISTANT COBALT-BASED ALLOYS [T-400; T-400C]
	Owner:	Deloro Stellite Company, Inc.

TDSD8753.8 Germany		EPP	03765448.0 16-Jun-2003	DE 603 18 579 T2 10-Apr-2008	603 18 579.7-08 09-Jan-2008	Granted 16-Jun-2023

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	WEAR-RESISTANT, CORROSION-RESISTANT COBALT-BASED ALLOYS [T-400; T-400C]
	Owner:	Deloro Stellite Company, Inc.

TDSD8753.9 United Kingdom		EPP	03765448.0 16-Jun-2003		1521859 09-Jan-2008	Granted 16-Jun-2023

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	WEAR-RESISTANT, CORROSION-RESISTANT COBALT-BASED ALLOYS [T-400; T-400C]
	Owner:	Deloro Stellite Company, Inc.

Thursday, December 1, 2011	Patent List by SP Matter No.	Page 4 of 12

SP Matter No. Country	SubCase	Case Type	Application Number Filing Date	Publication Number Publication Date	Patent Number Issue Date	Status Expiration Date

TDSD8757 United States of America		ORD	10/429,010 02-May-2003	US2004-0219354A1 04-Nov-2004	6,863,990 08-Mar-2005	Granted 02-May-2023

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	WEAR-RESISTANT, CORROSION-RESISTANT NI-CR-MO THERMAL SPRAY POWDER AND METHOD
[Ni-Cr-Mo powder for HVOF]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8757.1 Canada		ORD	2454883 06-Jan-2004	2454883	2454883 10-May-2011	Granted 06-Jun-2024

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:	SMART & BIGGAR			Agent Ref: 64725-947
	Title:	WEAR-RESISTANT, CORROSION-RESISTANT NI-CR-MO THERMAL SPRAY METHOD AND COMPONENT COATED THEREBY [Ni-Cr-Mo powder for HVOF]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8766.1 United States of America		ORD	11/015,129 17-Dec-2004	US-2005-0142026-A1 30-Jun-2005	7,572,408 11-Aug-2009	Granted 17-Dec-2024

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	DUCTILE COBALT-BASED LAVES PHASE ALLOYS [T-410]
	Owner:	Deloro Stellite Holdings Corporation

Thursday, December 1, 2011	Patent List by SP Matter No.	Page 5 of 12

SP Matter No. Country	SubCase	Case Type	Application Number Filing Date	Publication Number Publication Date	Patent Number Issue Date	Status Expiration Date

TDSD8766.3 European Patent Convention		PCT	04814903.3 17-Dec-2004	1704263 27-Sep-2006		Published 17-Dec-2024

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:	BOULT, WADE & TENNANT			Agent Ref: RPS/MNW/P87274EP00
	Title:	DUCTILE COBALT-BASED LAVES PHASE ALLOYS [T-410]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8776.3 United States of America		CIP	11/755,594 30-May-2007	US-2008-0193675-A1 14-Aug-2008		Published 30-Nov-2025

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	WELDABLE, CRACK-RESISTANT CO-BASED ALLOY AND OVERLAY METHOD [Stellite 22 and 22C]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8776.6 European Patent Convention		PCT	05852470.3 30-Nov-2005	1838889 03-Oct-2007		Published 30-Nov-2025

	Attorneys:	PIF
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:	BOULT, WADE & TENNANT			Agent Ref: RPS/OJR/P92777EP00
	Title:	WELDABLE, CRACK-RESISTANT CO-BASED ALLOY [Stellite 22 and 22C]
	Owner:	Deloro Stellite Holdings Corporation

Thursday, December 1, 2011	Patent List by SP Matter No.	Page 6 of 12

SP Matter No. Country	SubCase	Case Type	Application Number Filing Date	Publication Number Publication Date	Patent Number Issue Date	Status Expiration Date

TDSD8777.1 United States of America		ORD	11/304,127 15-Dec-2005	US-2006-0134455-A1 22-Jun-2006		Published 15-Dec-2025

	Attorneys:	PIF
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	IMPARTING HIGH-TEMPERATURE DEGRADATION RESISTANCE TO COMPONENTS FOR INTERNAL COMBUSTION ENGINE SYSTEMS [Fusion Coating]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8777.3 Canada		PCT	2595712 15-Dec-2005	2595712		Pending 15-Dec-2025

	Attorneys:	PIF, NCW
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:	SMART & BIGGAR			Agent Ref: 64725-1076
	Title:	IMPARTING HIGH-TEMPERATURE DEGRADATION RESISTANCE TO COMPONENTS FOR INTERNAL COMBUSTION ENGINE SYSTEMS [Fusion Coating]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8777.4 Japan		PCT	2007-546870 15-Dec-2005	2008-524444A 10-Jul-2008		Published 15-Dec-2025

	Attorneys:	PIF, NCW
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:	AOYAMA & PARTNERS			Agent Ref: P213745
	Title:	DEGRADATION RESISTANCE TO COMPONENTS FOR INTERNAL COMBUSTION ENGINE SYSTEMS [Fusion Coating]
	Owner:	Deloro Stellite Holdings Corporation

Thursday, December 1, 2011	Patent List by SP Matter No.	Page 7 of 12

SP Matter No. Country	SubCase	Case Type	Application Number Filing Date	Publication Number Publication Date	Patent Number Issue Date	Status Expiration Date

TDSD8777.5 European Patent Convention		PCT	05854103.8 15-Dec-2005	1844182 17-Oct-2007	1844182 25-Aug-2010	Granted 15-Dec-2025

	Attorneys:	PIF, NCW, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:	BOULT, WADE & TENNANT			Agent Ref: P93696EP00
	Title:	IMPARTING HIGH-TEMPERATURE DEGRADATION RESISTANCE TO COMPONENTS FOR INTERNAL COMBUSTION ENGINE SYSTEMS [Fusion Coating]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8777.501 France		EPP	05854103.8 15-Dec-2005		1844182 25-Aug-2010	Granted 15-Dec-2025

	Attorneys:	PIF, NCW, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	IMPARTING HIGH-TEMPERATURE DEGRADATION RESISTANCE TO COMPONENTS FOR INTERNAL COMBUSTION ENGINE SYSTEMS [Fusion Coating]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8777.502 Germany		EPP	05854103.8 15-Dec-2005		1844182 25-Aug-2010	Granted 15-Dec-2025

	Attorneys:	PIF, NCW, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	IMPARTING HIGH-TEMPERATURE DEGRADATION RESISTANCE TO COMPONENTS FOR INTERNAL COMBUSTION ENGINE SYSTEMS [Fusion Coating]
	Owner:	Deloro Stellite Holdings Corporation

Thursday, December 1, 2011	Patent List by SP Matter No.	Page 8 of 12

SP Matter No. Country	SubCase	Case Type	Application Number Filing Date	Publication Number Publication Date	Patent Number Issue Date	Status Expiration Date

TDSD8777.503 United Kingdom		EPP	05854103.8 15-Dec-2005		1844182 25-Aug-2010	Granted 15-Dec-2025

	Attorneys:	PIF, NCW, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	IMPARTING HIGH-TEMPERATURE DEGRADATION RESISTANCE TO COMPONENTS FOR INTERNAL COMBUSTION ENGINE SYSTEMS [Fusion Coating]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8790.1 United States of America		ORD	11/463,967 11-Aug-2006	US-2009-0032501-A1 05-Feb-2009		Published 11-Aug-2026

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	ABRASION-RESISTANT WED OVERLAY [Tar Sands]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8790.2 Canada		ORD	2556132 14-Aug-2006	2556132		Pending 14-Aug-2026

	Attorneys:	PIF
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:	SMART & BIGGAR			Agent Ref: 64725-1045
	Title:	ABRASION-RESISTANT WELD OVERLAY [Tar Sands]
	Owner:	Deloro Stellite Holdings Corporation

Thursday, December 1, 2011	Patent List by SP Matter No.	Page 9 of 12

SP Matter No. Country	SubCase	Case Type	Application Number Filing Date	Publication Number Publication Date	Patent Number Issue Date	Status Expiration Date

TDSD8790.3 Germany		ORD	102006038116.5 14-Aug-2006	05-Apr-2007		Published 14-Aug-2026

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:	BULOW PATENTANWALTSKANZLEI			Agent Ref: S112-73-DE
	Title:	ABRASION-RESISTANT WELD OVERLAY [Tar Sands]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8790.4 United Kingdom		ORD	0616126.9 14-Aug-2006	2429019 14-Feb-2007	2429019 24-Dec-2008	Granted 14-Aug-2026

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:	BOULT WADE TENNANT			Agent Ref: RPS/MNW/P87615GB00
	Title:	ABRASION-RESISTANT WELD OVERLAY [Tar Sands]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8818.2 United States of America		PCT	12/669,429 15-Apr-2010	US-2010-0209286-A1 19-Aug-2010		Published 11-Jul-2028

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	WELDABLE, CRACK-RESISTANT CO-BASED ALLOY, OVERLAY METHOD, AND COMPONENTS [Stellite 22D]
	Owner:	Deloro Stellite Holdings Corporation

Thursday, December 1, 2011	Patent List by SP Matter No.	Page 10 of 12

SP Matter No. Country	SubCase	Case Type	Application Number Filing Date	Publication Number Publication Date	Patent Number Issue Date	Status Expiration Date

TDSD8818.3 Germany		PCT	11 2008 001 868.5 11-Jul-2008	DE112008001868T5 22-Jul-2010		Published 11-Jul-2028

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:	BULOW PATENTANWALTSKANZLEI			Agent Ref: S112-85-DE/PCT
	Title:	WELDABLE, CRACK-RESISTANT CO-BASED ALLOY, OVERLAY METHOD, AND COMPONENTS

[Stellite 22D]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8832.2 United States of America		PCT	12/994,500 24-Nov-2010	US-2011-0067796-A1 24-Mar-2011		Published 28-May-2029

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	SLURRY-BASED MANUFACTURE OF THIN WALL METAL COMPONENTS

	Owner:	Deloro Stellite Holdings Corporation

TDSD8833.2 United States of America		PCT	12/994,536 24-Nov-2010	US-2011-0070119-A1 24-Mar-2011		Published 28-May-2029

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	MANUFACTURE OF COMPOSITE COMPONENTS BY POWDER METALLURGY

	Owner:	Deloro Stellite Holdings Corporation

TDSD8837.1 United States of America		ORD	12/790,183 28-May-2010	US-2010-0316883-A1 16-Dec-2010		Published 28-May-2030

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	SPALLATION-RESISTANT MULTILAYER THERMAL SPRAY METAL COATINGS

	Owner:	Deloro Stellite Holdings Corporation

Thursday, December 1, 2011	Patent List by SP Matter No.	Page 11 of 12

SP Matter No. Country	SubCase	Case Type	Application Number Filing Date	Publication Number Publication Date	Patent Number Issue Date	Status Expiration Date

TDSD8854		PRI	13/162,763			Pending
United States of America			17-Jun-2011

	Attorneys:	PIF, MEG
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	WEAR RESISTANT INNER COATING FOR PIPES AND PIPE FITTINGS [E.g., 720 by Alloy Fusion]
	Owner:	Deloro Stellite Holdings Corporation

TDSD8858 United States of America		PRO				Unfiled

	Attorneys:	PIF, ZZZ, ZZZ
	Client:	Deloro Stellite Holdings Corporation			Client Ref:
	Agent:				Agent Ref:
	Title:	DILUTION CONTROL FOR HARDFACING VALVES AND VALVE COMPONENTS
Owner:

Thursday, December 1, 2011	Report Selection	Page 12 of 12

Record Count: 36

	Sort Order: by SP Matter No.		Report Format: Comprehensive		Print Investors?:	No

					Print Remarks?:	No

:					Print Images/Links?:	No

					Print Designated Countries?:	No

		Filling Date:	From:		To:

SP Matter No.:				Status Code: Active

Client:	tdsd				Case Type(s):	Status(es):

Agent:

Attorney:

Owner:

Country:

Area:

Inventor:

Thursday, December 1, 2011	Trademark List by Trademark	Page 2 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

DELCROME			TDSD8192 France	ORD	Registered 06 Int., 09 Int.	N/A 05-July-1988	1528222 05-Jul-1988

	Goods:	06 Int.	welding rods of common metal and electrodes containing elements of chromium
		09 Int.	welding rods of common metal and electrodes containing elements of chromium

DELCROME			TDSD8195 Germany	ORD	Registered 06 Int., 09 Int., 12 Int.	N/A 11-Aug-1971	W906715 11-Aug-1971

	Goods:	06 Int	rough and partly finished common metals and their alloys, and in particular hard metal alloys, rough and partly finished metal or metal alloy castings, metal parts with hard metal surface coatings or with surface coatings consisting of hard metal alloys, chromium, cobalt, tungsten and molybenum containing metal alloys, as well as parts made of such alloys, metal parts and parts made of metal alloys with hard metal surface coatings on the basis of chromium, cobalt, tungsten and molybenum, sintered hard metal parts, welding brazing and soldering metal rods, welding, brazing and soldering metal wires; metal rings, metal rings with hard metal surface; metal powders (except metal powders for painting and decoration), hard metal powders
		09 Int.	electrodes for electric arc welding, brazing, soldering, cutting as well as for surface treatment, and in particular for surface hardening and for surface coating of metal parts and of parts made of other materials and in particular of plastics, hand equipment for electric arc welding, brazing, soldering, cutting as well as for surface treatment of metal parts and of parts made of other materials and in particular of plastics
		12 Int.	land vehicles and their parts, engines for such vehicles and their parts

DELCROME			TDSD8660 India	ORD	Registered 09 Int.	753562 27-Feb-1997	753562 27-Feb-1997

	Goods:	09 Int.	welding electrodes and welding wires

DELCROME			TDS8656 Korea, Republic of	ORD	Registered 06 Int.	97-27664 17-Jun-1997	424552 09-Oct-1998

	Goods:	06 Int.	bar-shaped and wire-shaped rods of metal for brazing and welding

DELCROME			TDSD8654 Norway	ORD	Registered 06 Int., 09 Int.	971510 25-Feb-1997	187672 23-Dec-1997

	Goods:	06 Int.	metal alloys, welding rods, metal powders, and castings
		09 Int.	welding electrodes and wires

DELCROME			TDSD8655 Taiwan	ORD	Registered 09 Int.	86033344 01-Jul-1997	807439 01-Jul-1998

	Goods:	09 Int.	welding electrodes

DELCROME			TDSD8705 Taiwan	ORD	Registered 06 Int.	86033342 01-Jul-1997	816430 16-Sep-1998

	Goods:	06 Int.	welding wires, semi-finished products made of metal and metal powders

DELCROME			TDSD8176 United Kingdom	ORD	Registered 06 Int.	823022 14-Jul-1961	823022 14-Jul-1961

	Goods:	06 Int.	welding rods of common metal containing an element of chromium

Thursday, December 1, 2011	Trademark List by Trademark	Page 3 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

DELCROME			TDSD8658 United States of America	ORD	Registered 06 Int.	75/355,199 11-Sep-1997	2,275,328 07-Sep-1999

	Goods:	06 Int.	metal welding wire, powders of common metals to be used in welding and metal castings

DELORO			TDSD8078 Algeria	ORD	Registered 06 Int.	957 22-Aug-1977	53120 06-Aug-1997

	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys, and articles included in Class 6 made therefrom, wire (non-electric) welding rods

DELORO			TDSD8071 Australia	ORD	Registered 06 Int.	276935 18-Mar-1974	276935 18-Mar-1974

	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys and articles included in Class 6 made therefrom, wire (non-electric), welding rods

DELORO			TDSD8088 Australia	ORD	Registered 09 Int.	B253403 04-Nov-1971	B253403 04-Nov-1971

	Goods:	09 Int.	electrodes for electric arc welding

DELORO			TDSD8074		Registered	527836	033165
			Benelux	ORD	06 Int., 08 Int., 09 Int.	19-May-1971	19-May-1972

	Goods:	06 Int.	metal alloys, welding rods of common metals
		08 Int.	cutting tools
		09 Int.	electrodes for electric welding

DELORO			TDSD8089 Brazil	ORD	Registered 06 Int.	N/A 10-Dec-1979	007038615 10-Dec-1979

	Goods:	06 Int.	[local class 06.40] electrode and additive metals for welding, in general

DELORO			TDSD8077		Registered	N/A	12260
			Bulgaria	ORD	06 Int., 07 Int., 08 Int., 09 Int.	24-Oct-1978	24-Oct-1978

	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys, and articles included in class 6 made therefrom, wire (non-electric); welding rods
		07 Int.	machines for use in the textile, paper, quarrying, mining and engineering industries; machine tools and tools for use in machine tools and parts included in class 7 of all the aforesaid goods
		08 Int.	hand tools, hand instruments and cutlery
		09 Int.	electrodes for electric arc welding

DELORO			TDSD8058		Registered	N/A	134298
			Canada	ORD	000 Int., 001 Int.	11-Feb-1963	24-Jan-1964

Thursday, December 1, 2011	Trademark List by Trademark	Page 4 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	000 Int.	cobalt base alloys having as principal alloying elements chromium, tungsten, and/or molybdenum and stainless steel castings
		001 Int.	cutting tools and dies and machine parts made from or partially coated with an alloy for resistance to wear, corrosion and high temperatures namely (a) for use in agriculture - ploughshares, plough discs, ditcher teeth, corn knives, mower shoes, crashing hammers, corn stalk cutter knives; (b) for use in the automobile industry - exhaust valves seat insert, water pump shafts, valve push rods, tappets, valve stem tips, rocker arms, dies for hot blanking, shearing and trimming, boring bar wear strips, centreless work rests, (C) for use in the brick and pottery industry - clay brick dies, tile dies, brick machine knives, pug mill knives and scrapers, auger wearing strips, mixer blades, bucket lips, (d) for use in the cement industry - roll grinding mill rings, ploughs, rolls, tube mills, bushings and bearings, feeder screws and table feed spreaders, cement conveying pumps, screws, barrel liners, air rings, slurry knives, pumps shafts, gudgeons, (e) for use in the chemical industry - pump shaft, pump sleeves, pump sealing rings, mixer shafts, mixer paddles valves, steam and gas, burner and spray nozzles, pulverizer hammers, components for coke and gas produces, (f) for use in earthmoving and excavating - jack hammer guides, rock screens, tamper teeth, gravel pump impellers, dipper teeth and lips, suction dredge cutters, stuffing box sleeves, roll crusher teeth, shaft sleeves, scraper blades, (g) for use in the food industry - knives, flour mill hammers, fruit and vegetables knives, oilcake rolls and hammers, expeller screws and bars, liquor and stream valves, (h) for use in the glass industry - dies, blowpipes, automatic blowers, glass shears and knives, valves and valve seats, hot glass shears, hot glass forming tools, (I) for use in the iron and steel industry - coke oven parts namely: coke pusher shoes, screw conveyors, gas producer agitator fingers, coke crushing rolls, clinker and bars, fabrication equipment namely: gold shear blades, knock out blocks, nail machine cams, hot piercing dies and punches, foundry-books, paddles and sand slinger parts, rolling mill parts namely: hot shear blades, tin plate rolls, rolling mill guides, clutches, angle iron shearing dies and rolls, furnace skids and feed rolls, ingot pushers, forming rolls, tube drawing apparatus namely: tube piercer shoes, hot tube drawing dies, mill guides, seam scrapers, wire drawing apparatus namely: cutter blades, guides and ferrules, twister heads spinning rolls, (j) for use in the pulp, paper industry and lumber mills - chipper knives, chipper bed plates, chip chute liners, veneer bars, pump shafts chipper bed plates, chip chute liners, veneer bars, pump shaft and sleeves, hydraulic valves, knives, (k) for use in the machinery making industry - bending dies, hot, shearing, forming and trimming dies, hot punches, chuck jaws, snap gauges, cams, burnishing broaches, shafts and sleeves, pulverizer hammers, rubber knives, (l) for use in the oil and gas industry - refinery valves and valve seats, pump liners and impellors, pump shafts and sleeves, oil burner nozzles, valve discs, nickel alloy castings, hard surfacing rods and wires, welding wires and powders for depositing hard surfacing metals

DELORO			TDSD8062 China (People’s Republic)	ORD	Registered 06 Int.	N/A 30-Jul-1989	355937 30-Jul-1989

	Goods:	06 Int.	welding wires, electrodes, for welding

DELORO			TDSD8069 China (People’s Republic)	ORD	Registered 06 Int.	N/A 30-Jun-1989	352725 30-Jun-1989

	Goods:	06 Int.	casting goods, casting rods and casting powders

DELORO			TDSD8080 Czech Republic	ORD	Registered 06 Int., 07 Int., 08 Int., 09 Int.	49933 03-May-1977	163411 03-May-1977

Thursday, December 1, 2011	Trademark List by Trademark	Page 5 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	06 Int.	common metals raw and semi-manufactured and their alloys and products made of them; wires (except wires for electrotechnical using); welding rods
		07 Int.	machines for use in textile and paper industries, in stone pits, in mining and machine industries; machine tools and tools for using in machine tools and parts of all the aforesaid goods
		08 Int.	hand cutlery tools; cutlery products including products of precious metals including razors and shavers, forks and spoons including of precious metals; side arms
		09 Int.	electrodes for electric arc welding

DELORO			TDSD8073 France	ORD	Registered 06 Int.	967108 31-Jul-1968	1528221 31-Jul-1968

	Goods:	06 Int.	unwrought or partly wrought cobalt for use in manufacture

DELORO			TDSD8082 Germany	ORD	Registered 06 Int., 07 Int., 08 Int., 09 Int.	N/A 06-Oct-1969	W874433 06-Oct-1969

	Goods:	06 Int.
07 Int.
08 Int.
09 Int.

DELORO			TDSD8079 Hungary	ORD	Registered 06 Int., 09 Int.	2253/881/77 19-May-1977	119825 19-May-1977

	Goods:	06 Int.	unworked and semi-processed metals and alloys thereof, and castings made of such metals and the alloys thereof; wires for not electric purposes, welding rods
		09 Int.	electrodes for electric arc welding

DELORO			TDSD8063 Korea, Republic of	ORD	Registered 08 Int.	N/A 06-Nov-1978	58322 06-Nov-1978

	Goods:	08 Int.	knives, straight razors, razor blades, chisels, plains, hatchets, saws, shears, border shears, metal shears, embroidery scissors, pruning shears, nail-scissors, nail-clipper, barber scissors, glass-cutters, carving-knives, hatches used in ceremonies, monkeys, spanners, vises, tongs, wrenches, screw drivers, hammers, pickaxes, pliers and scrapers

DELORO			TDSD8064 Korea, Republic of	ORD	Registered 06 Int.	N/A 04-Oct-1978	57850 04-Oct-1978

	Goods:	06 Int.	cast-iron, casting of cast-iron, cast steel, casting of cast steel, copper, casting of copper alloy, lead, casting of lead alloy, tin, casting of tin alloy, aluminum, casting of aluminum alloy, magnesium, casting of magnesium alloy, nickel, casting of nickel alloy, titanium, casting of titanium alloy and welding rods

DELORO			TDSD8065 Korea, Republic of	ORD	Registered 09 Int.	N/A 08-Jan-1979	59345 08-Jan-1979

	Goods:	09 Int.	welding electrodes

DELORO			TDSD8076 Romania	ORD	Registered 06 Int., 07 Int., 08, Int., 09 Int.	N/A 24-Nov-1977	3R09895 24-Nov-1977

Thursday, December 1, 2011	Trademark List by Trademark	Page 6 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys, and articles included in class 6 made therefrom; wire (non-elec); welding rods
		07 Int.	machines for use in the textile, paper, quarrying, mining and engineering industries; machine tools and tools for use in machine tools and parts included in class 7 of all the aforesaid goods
		08 Int.	hand tools
		09 Int.	electrodes for electric arc welding

DELORO			TDSD8081		Registered	49933	163411
			Slovakia	ORD	06 Int., 07 Int., 08 Int., 09 Int.	03-May-1977	03-May-1997

	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys, and other articles made therefrom; wire (non-electric); welding rods
		07 Int.	machines for use in the textile, paper, quarrying, mining and engineering industries; machine tools and tools for use in machine tools and parts of all the aforesaid goods
		08 Int.	cutlery and edge tools
		09 Int.	electrodes for electric arc welding

DELORO			TDSD8066		Registered	N/A	402074
			United Kingdom	ORD	06 Int.	19-Mar-1920	19-Mar-1920

	Goods:	06 Int.	cobalt unwrought and partly wrought for use in manufacture

DELORO			TDSD8072		Registered	73/199,653	1,154,508
			United States of America	ORD	06 Int.	11-Jan-1979	19-May-1981

	Goods:	06 Int.	stainless steel castings and nickel alloy castings, hard surfacing rods and wires, welding wires and powders for depositing hard surfacing metals

DELORO STELLITE			TDSD8095		Registered	N/A	78783
			Austria	ORD	06 Int.	17-Dec-1974	17-Dec-1974

	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys, and goods made therefrom not included in other classes, wires (non-electric), welding rods

DELORO STELLITE			TDSD8118		Registered	N/A	78295
			Austria	ORD	08 Int.	26-Sep-1974	26-Sep-1974

	Goods:	08 Int.	cutlery and edge tools

DELORO STELLITE			TDSD8125		Registered	N/A	78294
			Austria	ORD	09 Int.	26-Sep-1974	26-Sep-1974

	Goods:	09 Int.	electrodes for electric arc welding

DELORO STELLITE			TDSD8090		Registered	176427	UCA13091
			Canada	ORD	000 Int.	26-Sep-1939	26-Sep-1939

	Goods:	000 Int.	cutting tools

DELORO STELLITE			TDSD8642		Registered	Z-673/74	Z961015
			Croatia	ORD	06 Int., 07 Int., 08 Int., 09 Int.	24-Sep-1974	11-Nov-1996

Thursday, December 1, 2011	Trademark List by Trademark	Page 7 of 40

Trademark		SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
Goods:	06 Int.	unwrought and partly processed common metals and their alloys, anchors, anvils, bells, rolled and cast building materials; railway tracks and other metal materials for railway; chains (except driving chains for vehicles); cables; ironmongery; pipes and tubes of metal; safes; balls of steel, horseshoes nails and screws; goods of metal (base metal) not included in other classes; ores
	07 Int.	machine tools and tools for use with machine tools, and parts thereof
	08 Int.	knives and parts thereof, hand tools and edge tools
	09 Int.	electrodes for electric welding

DELORO STELLITE		TDSD8105		Registered	N/A	VR 1953 01762
		Denmark	ORD	06 Int., 08 Int., 09 Int.	31-Dec-1953	31-Dec-1953

Goods:	06 Int.	metal alloys, welding rods
	08 Int.	cutting tools
	09 Int.	welding electrodes

DELORO STELLITE		TDSD8103		Registered	R200004052	75087
		Finland	ORD	06 Int., 07 Int., 08 Int., 09 Int.	05-Nov-1980	05-Nov-1980

Goods:	06 Int.	unwrought and partly wrought common metals and their alloys and goods made thereof included in the commodity class 6; metal (non-electric); welding rods
	07 Int.	machine tools and tools for use in machine tools and parts for all aforesaid goods included in class 7
	08 Int.	cutlery and cutting tools
	09 Int.	electrodes for electric arc welding

DELORO STELLITE		TDSD8099		Registered	967110	1528223
		France	ORD	06 Int.	31-Jul-1968	31-Jul-1968

Goods:	06 Int.	(Classes 6, 7, 8, 9) metal alloys, cutting tools, welding rods and welding electrodes; machine tools for the making of dry batteries, unwrought and partly wrought common metals and their alloys, valve seats for combustion engines and metal powders

DELORO STELLITE		TDSD8104		Registered	N/A	W913204
		Germany	ORD	06 Int., 07 Int., 08 Int., 09 Int.	11-Aug-1971	11-Aug-1971

Thursday, December 1, 2011	Trademark List by Trademark	Page 8 of 40

Trademark		SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
Goods:	06 Int.	hard metal alloys in the form welding rods, electrodes, or wires with a cobalt, chromium and carbon basis containing one or more of these constituents, tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese or copper, in particular for the manufacture of wear-corrosion and high temperature resistant surface coatings of metal parts consisting of hard alloys based on cobalt, chromium and carbon containing one or more of the following components, tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese or copper, case or forged, partly treated parts, metallic powders based on cobalt, chromium, and carbon containing one or more of the following constituents, tungsten, molybdenum, nickel, boron, iron, manganese, silicon or copper for wear, corrosion and temperature resistant surface coatings applied by spraying melting or welding; sintered metal parts produced as semi-finished products from metallic powders based on cobalt, chromium and carbon containing one or more of the following constituents; tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese or copper, metal parts, particularly steel parts produced as semi-finished products with surface coating based on cobalt, chromium and carbon, containing one or more of the following constituents tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese, boron, silicon or copper; cutting tools, also cutting tools serving as machine tools, in particular for cutting or working steel or metal alloys consisting of hard metal alloys based on cobalt, chromium, and carbon containing one or more of the following components; tungsten, molybdenum, vanadium, tantalum, niobium, nickel, boron or iron
	07 Int.	hard metal alloys in the form welding rods, electrodes, or wires with a cobalt, chromium and carbon basis containing one or more of these constituents, tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese or copper, in particular for the manufacture of wear-corrosion and high temperature resistant surface coatings of metal parts consisting of hard alloys based on cobalt, chromium and carbon containing one or more of the following components, tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese or copper, case or forged, partly treated parts, metallic powders based on cobalt, chromium, and carbon containing one or more of the following constituents, tungsten, molybdenum, nickel, boron, iron, manganese, silicon or copper for wear, corrosion and temperature resistant surface coatings applied by spraying, melting or welding; sintered metal parts produced as semi-finished products from metallic powders based on cobalt, chromium and carbon containing one or more of the following constituents; tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese or copper, metal parts, particularly steel parts produced as semi-finished products with surface coating based on cobalt, chromium and carbon, containing one or more of the following constituents tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese, boron, silicon or copper; cutting tools, also cutting tools serving as machine tools, in particular for cutting or working steel or metal alloys consisting of hard metal alloys based on cobalt, chromium, and carbon containing one or more of the following components: tungsten, molybdenum, vanadium, tantalum, niobium, nickel, boron or iron

Thursday, December 1, 2011	Trademark List by Trademark	Page 9 of 40

Trademark		SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	08 Int.	hard metal alloys in the form of welding rods, electrodes, or wires with a cobalt, chromium and carbon basis containing one or more of these constituents, tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese or copper, in particular for the manufacture of wear-corrosion and high temperature resistant surface coatings of metal parts consisting of hard alloys based on cobalt, chromium and carbon containing one or more of the following components, tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese or copper, case or forged, partly treated parts, metallic powders based on cobalt, chromium, and carbon containing one or more of the following constituents, tungsten, molybdenum, nickel, boron, iron, manganese, silicon or copper for wear, corrosion and temperature resistant surface coatings applied by spraying melting or welding; sintered metal parts produced as semi-finished products from metallic powders based on cobalt, chromium and carbon containing one or more of the following constituents, tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese or copper, metal parts, particularly steel parts produced as semi-finished products with surface coatin based on cobalt, chromium and carbon, containing one or more of the following constituents, tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese, boron, silicon or copper, cutting tools, also cutting tools serving as machine tools, in particular for cutting or working steel or metal alloys consisting of hand metal alloys based on cobalt, chromium, and carbon containing one or more of the following components: tungsten, molybdenum, vanadium, tantalum, niobium, nickel or iron
	09 Int.	hard alloys in the form of welding rods, electrodes, or wires with a cobalt, chromium and carbon basis containing one or more of these constituents, tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese or copper, in particular for the manufacture of wear-corrosion and high temperature resistant surface coatings of metal parts consisting of hard alloys based on cobalt, chromium and carbon containing one or more of the following components, tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese or copper, case or forged partly treated parts, metallic powders based on cobalt, chromium, and carbon containing one or more of the following constituents, tungsten, molybdenum, nickel, boron, iron, manganese, silicon or copper for wear, corrosion and temperature resistant surface coatings applied by spraying, melting or welding: sintered metal parts produced as semi-finished products from metallic powders based on cobalt, chromium and carbon containing one or more of the following constituents: tungsten, molybdenum, vanadium, tantalum, niobium, nickel, iron, manganese, boron, silicon or copper; cutting tools, also cutting tools serving as machine tools, in particular for cutting or working steel or metal alloys consisting of hard metal alloys based on cobalt, chromium, and carbon containing one or more of the following components: tungsten, molybdenum, vanadium, tantalum, niobium, nickel, boron or iron

DELORO STELLITE		TDSD8126		Registered	N/A	144569
		India	ORD	09 Int.	26-Jul-1950	26-Jul-1950

Goods:	09 Int.	electrodes for electric welding made of STELLITE

DELORO STELLITE		TDSD8646		Registered	R002006008501	IDM000175529
		Indonesia	ORD	06 Int.	10-Apr-1997	26-Dec-1997

Goods:	06 Int.	metal alloys, welding rods, metal powders, unwrought and partly wrought common metals and their alloys; anchors, anvils, bells, rolled and cast building materials, rails and other metallic materials for railway tracks; chains (except driving chains for vehicles); cables and wires (non-electric): locksmiths’ work; metallic pipes and tubes; safes and cash boxes; steel balls; horseshoes, nails and screws; other goods in non-precious metal not included in other classes; ores, casting

Thursday, December 1, 2011	Trademark List by Trademark	Page 10 of 40

Trademark		SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

DELORO STELLITE		TDSD8092		Registered	38934	38934
		Israel	ORD	06 Int.	18-Mar-1974	18-Mar-1974

Goods:	06 Int.	unwrought and partly wrought common metals and their alloys and articles included in Class 6 made therefrom, wire (non-electric), welding rods

DELORO STELLITE		TDSD8123		Registered	38937	38934
		Israel	ORD	09 Int.	18-Mar-1974	18-Mar-1974

Goods:	09 Int.	electrodes for electric arc welding

DELORO STELLITE		TDSD8096		Registered	N/A	410193
		Japan	ORD	07 Int., 09 Int., 10 Int., 11 Int., 12 Int., 17 Int.	03-Apr-1952	03-Apr-1952

Goods:	07 Int.	electric welding machines, generators, electric motors (exclusive of electric motors for land vehicles)
	09 Int.	welding electrodes, welding rods (electric welding rods), electric welding apparatus, electric arc welding machines, rotary converters, current rectifiers, frequency transducers, telegraph apparatus, telephone sets, transformers, switches, current controllers, resistors, electrodes for electric furnaces, vacuum tubes, X-ray tubes, electric measuring apparatus and instruments, batteries, accumulators, covered electric wires
	10 Int.	electric medical instruments
	11 Int.	electric furnaces, electric carpets, electric cooking pots, electric portable kitchen ranges, electric room heaters, electric bed quilts, electric water boilers, electric fans, incandescent lamps, arc lamps, electric torches
	12 Int.	electric motors for land vehicles (exclusive of parts for electric motors)
	17 Int.	insulating materials, insulators, insulating boards, insulating fabric, insulating paper, insulating rubber products, insulating compounds

DELORO STELLITE		TDSD8004.1		Proposed
		Kosovo	ORD

Goods:

DELORO STELLITE		TDSD8097		Registered	N/A	M064828
		Malaysia	ORD	06 Int.	20-Mar-1974	20-Mar-1974

Goods:	06 Int.	unwrought and partly wrought common metals and their alloys; and articles included in Class 6, wire (non-electric), welding rods

DELORO STELLITE		TDSD8127		Registered	N/A	M064831
		Malaysia	ORD	09 Int.	20-Mar-1974	20-Mar-1974

Goods:	09 Int.	electrodes for electric arc welding

DELORO STELLITE		TDSD8004.2		Registered	Z673/74	01328PP
		Montenegro	ORD	06 Int., 07 Int., 08 Int., 09 Int.	24-Sep-1974	10-Nov-1978

Goods:	06 Int.	unwrought and partly wrought common metals and their alloys and articles included in Class 6 made therefrom; wire (non-electric); welding rods
	07 Int.	machine tools and tools for use in machine tools and parts included in Class 7 of all the aforesaid goods
	08 Int.	cutlery and edge tools
	09 Int.	electrodes for electric arc welding

Thursday, December 1, 2011	Trademark List by Trademark	Page 11 of 40

Trademark		SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

DELORO STELLITE		TDSD8648		Registered	971512	189839
		Norway	ORD	06 Int.,09 Int.	25-Feb-1997	07-May-1998

Goods:	06 Int.	metal alloys, welding rods, metal powders, and castings
	09 Int.	welding electrodes

DELORO STELLITE		TDSD8004		Registered	Z673/74	23343
		Serbia	ORD	06 Int., 07 Int., 08 Int., 09 Int.	24-Sep-1974	10-Nov-1978

Goods:	06 Int.	unwrought and partly wrought common metals and their alloys and articles included in Class 6 made there from; wire (non-electric); welding rods
	07 Int.	machine tools and tools for use in machine tools and parts included in Class 7 of all the aforesaid goods
	08 Int.	cutlery and edge tools
	09 Int.	electrodes for electric arc welding

DELORO STELLITE		TDSD8094		Registered	N/A	60365
		Singapore	ORD	06 Int.	18-Sep-1973	18-Sep-1973

Goods:	06 Int.	unwrought and partly wrought common metals and their alloys, and articles included in Class 6 made therefrom, wire (non-electric), welding rods

DELORO STELLITE		TDSD8117		Registered	N/A	60367
		Singapore	ORD	08 Int.	18-Sep-1973	18-Sep-1973

Goods:	08 Int.	cutlery and edge tools

DELORO STELLITE		TDSD8124		Registered	N/A	60368
		Singapore	ORD	09 Int.	18-Sep-1973	18-Sep-1973

Goods:	09 Int.	electrodes for electric arc welding

DELORO STELLITE		TDSD8043		Registered	Z-9770587	Z-9770587
		Slovenia	ORD	06 Int.	09-Apr-1997	09-Apr-1997

Goods:	06 Int.	unwrought and partly wrought common metals and their alloys and articles included in Class 6 made therefrom; wire (non-electric); welding rods

DELORO STELLITE		TDSD8100		Registered	1319	74/1319
		South Africa	ORD	006 Int.	18-Mar-1974	18-Mar-1974

Goods:	006 Int.	unwrought and partly wrought common metals and their alloys, and articles included in this class therefrom, wire (non-electric), welding rods

DELORO STELLITE		TDSD8129		Registered	N/A	74/1322
		South Africa	ORD	09 Int	18-Mar-1974	18-Mar-1974

Goods:	09 Int.	electrodes for electric arc welding

DELORO STELLITE		TDSD8130		Registered	746140	2604662
		Spain	ORD	06 Int., 07 Int., 09, Int.	18-Mar-1974	11-Mar-1976

Thursday, December 1, 2011	Trademark List by Trademark	Page 12 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys and articles included in Class 6 made therefrom; wire (non-electric); welding rods
		07 Int.	machine tools and tools for use in machine tools and parts included in Class 7 of all the aforesaid goods
		09 Int.	electrodes for electric arc welding

DELORO STELLITE			TDSD8101		Registered	N/A	77020
			Sweden	ORD	06 Int., 07 Int. 09 Int.	19-Nov-1954	19-Nov-1954

	Goods:	06 Int.	unwrought common metals and their alloys; soldering wire; welding rods
		07 Int.	metal cutting machine tools
		09 Int.	welding electrodes

DELORO STELLITE			TDSD8003		Registered	275070	29333
			Thailand	ORD	06 Int.	11-Nov-1974	18-May-1995

	Goods:	06 Int.	cobalt and nickel alloys

DELORO STELLITE			TDSD8044		Registered	277640	40275
			Thailand	ORD	06 Int.	16-Dec-1994	24-Jan-1996

	Goods:	06 Int.	electrodes for electric arc welding and wire (non-electric) and welding rods

DELORO STELLITE			TDSD8128		Registered	N/A	1017676
			United Kingdom	ORD	06 Int., 07 Int., 08 Int., 09 Int	18-Sep-1973	18-Sep-1973

	Goods:	06 Int	unwrought and partly wrought common metals and their always alloys, and articles included in Class 6 made therefrom; wire (non-electric); welding rods
		07 Int.	machine tools and tools for use in machine tools and parts included in Class 7 of all the aforesaid goods
		08 Int.	cutlery and edge tools
		09 Int.	electrodes for electric arc welding

DELORO STELLITE			TDSD8635		Registered	BAZR971343A	BAZR971343
[Bosnia/Herzegovina]			Bosnia and Herzegovina	ORD	06 Int., 08 Int., 09 Int	03-Jan-1996	10-Nov-1988

	Goods:	06 Int	unwrought and partly wrought common metals and their alloys and articles included in Class 6 made there from; wire(non-electric); and welding rods
		08 Int.	cutlery and edge tools
		09 Int.	electrodes for electric arc welding

DENERTIA			TDSD8152		Registered	280833	280833
			Australia	ORD	05 Int.	13-Aug-1974	13-Aug-1974

	Goods:	05 Int.	dental alloys

DENERTIA			TDSD8149		Registered	N/A	328219
			Benelux	ORD	05 Int.	16-Aug-1974	16-Aug-1974

	Goods:	05 Int.	alloys for dental use

DENERTIA			TDSD8147			0379745	208972
			Canada	ORD	Registered 05 Int.	15-Oct-1974	22-Aug-1975

	Goods:	05 Int.	dental alloys

Thursday, December 1, 2011	Trademark List by Trademark	Page 13 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

DENERTIA			TDSD8156		Registered	N/A	VR 1975 02239
			Denmark	ORD	05 Int.	23-May-1975	23-May-1975

	Goods:	05 Int.	dental alloys

DENERTIA			TDSD8142		Registered	N/A	1284359
			France	ORD	05 Int., 10 Int.	19-Sep-1984	19-Sep-1984

	Goods:	05 Int.	dental alloys
		10 Int.	surgical, medical, dental and veterinary apparatus and instruments, their parts and accessories, artificial teeth and their setting supports

DENERTIA			TDSD8153		Registered	N/A	W918661
			Germany	ORD	05 Int.	11-May- 1973	11-May-1973

	Goods:	05 Int.	dento-pharmaceutical and dento-medical products, namely dento-pharmaceutical and dento-medical alloys, in particular tooth fillings, tooth filling compounds, dental cement, dental rubber, modeling wax for dental applications, amalgams for dental applications, metallic salts for dental applications, modeling compounds for dental applications, impression paste for dental applications, paste for temporary tooth fillings

DENERTIA			TDSD8008		Registered	N/A	95364
			Norway	ORD	05 Int.	04-Dec-1975	04-Dec-1975

	Goods:	05 Int.	dental alloys

DENERTIA			TDSD8158		Registered	74/4209	74/4209
			South Africa	ORD	05 Int.	09-Aug-1974	04-Sep-1975

	Goods:	05 Int.	pharmaceutical and sanitary substances; material for stopping teeth, dental wax, including dental alloys

DENERTIA			TDSD8146		Registered	3760/74	152406
			Sweden	ORD	05 Int.	13-Aug-1974	22-Aug-1975

	Goods:	05 Int.	dental alloys

DENERTIA			TDSD8148		Registered	N/A	273593
			Switzerland	ORD	05 Int.	13-Aug-1974	13-Aug-1974

	Goods:	05 Int.	dental alloys

DENERTIA			TDSD8154		Registered	N/A	1010518
			United Kingdom	ORD	05 Int.	02-May-1973	02-May-1973

	Goods:	05 Int.	dental alloys

DURASTELL			TDSD8813.1		Registered	1,351,945	TMA717,174
			Canada	ORD	000 Int.	15-Jun-2007	23-Jun-2008

	Goods:	000 Int.	material treatment services, namely, surfacing and resurfacing industrial components by depositions of metal

Thursday, December 1, 2011	Trademark List by Trademark	Page 14 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

DURASTELL			TDSD8813.2-CN		Registered	931986	931986
			China (People’s Republic)	IR	40 Int.	14-Jun-2007	14-Jun-2007

	Goods:	40 Int.	material treatment services, namely, surfacing and resurfacing industrial components by deposition of metal

DURASTELL			TDSD8813.2-EU		Registered	931986	931986
			European Community	ORD	40 Int.	14-Jun-2007	14-Jun-2007

	Goods:	40 Int.	material treatment services, namely, surfacing and resurfacing industrial components by deposition of metal

DURASTELL			TDSD8813.3		Pending	1577430
			India	ORD	40 Int.	10-Jul-2007

	Goods:	40 Int.	material treatment services, namely, surfacing and resurfacing industrial components by deposition of metal

DURASTELL			TDSD8813.2		Registered		931986
			Int’l Registration - Madrid Agreement/Protocol	ORD	40 Int.		14-Jun-2007

	Goods:	40 Int.	material treatment services, namely, surfacing and resurfacing industrial components by deposition of metal

DURASTELL			TDSD8813.2-JP		Registered	931986	931986
			Japan	MPR	40 Int.	14-Jun-2007	14-Jun-2007

	Goods:	40 Int.	material treatment services, namely, surfacing and resurfacing industrial components by deposition of metal

DURASTELL			TDSD8813.2-RU Russian Federation	IR	Registered 40 Int.	931986 14-Jun-2007	931986 14-Jun-2007

	Goods:	40 Int.	material treatment services, namely, surfacing and resurfacing industrial components by deposition of metal

DURASTELL			TDSD8813		Registered	77/136,380	3,496,572
			United States of America	ORD	40 Int.	21-Mar-2007	02-Sep-2008

	Goods:	40 Int.	material treatment services, namely, surfacing and resurfacing industrial components by deposition of metal

FUSIONSTELL			TDSD8840		Allowed	85/010,428
			United States of America	ORD	06 Int., 40 Int.	09-Apr-2010

	Goods:	06 Int.	metal alloys in the form of solid metal powder layers applied to metal component substrates
		40 Int.	metal alloy coating services involving material transformation of metal industrial component surfaces during manufacture by application of solid metal alloy layers; custom manufacture of metal industrial components

JET KOTE			TDSD8290		Registered	614470	366960
			Canada	ORD	000 Int.	02-Sep-1988	23-Mar-1990

	Goods:	000 Int.	hypersonic high temperature metallizing flame spray system comprising spray torch, control console, gas regulators and powders hoppers; metal powders

Thursday, December 1, 2011	Trademark List by Trademark	Page 15 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

JET KOTE			TDSD8172		Registered	VR 1988 06558	VR 1992 07856
			Denmark	ORD	02 Int., 07 Int.	21-Aug-1992	21-Aug-1992

	Goods:	02 Int.	metal powders
		07 Int.	hypersonic high temperature metalizing flame spray system comprising spray torch, control console, gas regulators and powder hopper

JET KOTE			TDSD8173		Registered	948497	1633754
			France	ORD	02 Int., 07 Int., 08 Int., 09 Int., 11 Int.	11-Aug-1988	11-Aug-1988

	Goods:	02 Int.	hypersonic high temperature metalizing flame spray apparatus comprising a spray torch, control console, gas regulators and powder hopper, wear and corrosion resistant metal powders
		07 Int.	hypersonic high temperature metalizing flame spray apparatus comprising a spray torch, control console, gas regulators and powder hopper, wear and corrosion resistant metal powders
		08 Int.	hypersonic high temperature metalizing flame spray apparatus comprising a spray torch, control console, gas regulators and powder hopper, wear and corrosion resistant metal powders
		09 Int.	hypersonic high temperature metalizing flame spray apparatus comprising a spray torch, control console, gas regulators and powder hopper, wear and corrosion resistant metal powders
		11 Int.	hypersonic high temperature metalizing flame spray apparatus comprising a spray torch, control console, gas regulators and powder hopper, wear and corrosion resistant metal powders

JET KOTE			TDSD8350		Registered	N/A	W1147285
			Germany	ORD	07 Int., 09 Int.	06-Aug-1988	06-Aug-1988

	Goods:	07 Int.	hypersonic high temperature metalizing flame spray system comprising spray torch, control console, gas regulators and powder hopper
		09 Int.	hypersonic high temperature metalizing flame spray system comprising spray torch, control console, gas regulators and powder hopper

JET KOTE			TDSD8310		Registered	108808/1988	2304604
			Japan	ORD	06 Int.	29-Mar-1991	29-Mar-1991

	Goods:	06 Int.	irons and steels, nonferrous metals and their alloys, metal ores (ores of metal)

JET KOTE			TDSD8351		Registered	108809/1988	2304605
			Japan	ORD	07 Int., 09 Int.	22-Sep-1988	29-Mar-1991

	Goods:	07 Int.	metalworking machines and tools; chemical machines and apparatus; hypersonic high temperature metalizing flame spray system comprising spray torch, control console, gas regulators and powderhopper
		09 Int.	electric arc welding machines; metal cutting machines for metal works, electric welding apparatus

JET KOTE			TDSD8171		Registered	N/A	379045
			Mexico	ORD	06 Int.	03-Nov-1989	03-Nov-1989

	Goods:	06 Int.	non-precious metal powders for industrial use [Reclassified to Int’l Classes 6, 7, 9, 14, & 16.]

Thursday, December 1, 2011	Trademark List by Trademark	Page 16 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

JET KOTE			TDSD8174		Registered	N/A	388952
			Mexico	ORD	07 Int., 08 Int., 09 Int., 11 Int., 12 Int., 16 Int., 20 Int., 21 Int.,	30-Oct-1989	30-Oct-1989

	Goods:	07 Int.	accessories, additional parts for tractors, grinder machines, machines, machine tools, motors (except for terrestrial vehicles) couplings and belting (except for terrestrial vehicles)
		08 Int.	hand tools and instruments, cutlery and non-electrical shaving machines, including flame sprinkling apparatus for hypersonic high temperature metalization that comprise a sprinkling blowtorch of a control console table, pulverizer tolve
		09 Int.	galvanization apparatus, galvanoplastics, gauges megaphones (non-electrical) apparatus to transfer oxygen, ozonizer apparatus, shovels for fires, mechanic signals
		11 Int.	non-electrical heating apparatus (including ones for vehicles) and welder lamps, irrigation machines for agriculture
		12 Int.	engines for terrestrial vehicles, couplings, driving chains for terrestrial vehicles and in general all kind of mechanisms for engines, brakes, transmission for terrestrial vehicles
		16 Int.	reels for ribbons of typewriter machines, and non-electrical typewriter machines
		20 Int.	embroider looms
		21 Int.	non-electrical waxers and manual mills for domestical use

JET KOTE			TDSD8175		Registered	1271485	1271485
			Spain	ORD	06 Int.	31-Aug-1988	05-Mar-1991

	Goods:	06 Int.	powdered metals

JET KOTE			TDSD8336		Registered	N/A	232215
			Sweden	ORD	06 Int., 07 Int.	10-Apr-1992	10-Apr-1992

	Goods:	06 Int.	metal powders
		07 Int.	coating apparatus consisting of torches with a spray function, control consoles, gas regulators and powder hoppers, working with hypersonic and high temperature functions

JET KOTE			TDSD8352		Registered	N/A	P366200
			Switzerland	ORD	02 Int., 09 Int.	12-Aug-1988	12-Aug-1988

	Goods:	02 Int.	scientific, nautical, surveying, electric, (as far as included in Class 9), photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission, the reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus; equipment for high temperature metal plating, control boards, gas regulators and funnels for powders, metals in powder form.
09 Int.

JET KOTE			TDSD8013		Registered	N/A	1355516
			United Kingdom	ORD	06 Int., 07 Int.	22-Aug-1988	22-Aug-1988

	Goods:	06 Int.	metallic powders
		07 Int.	metallizing flame spraying apparatus, gas regulators, control apparatus and powder hoppers, all being parts of the aforesaid apparatus

JET KOTE			TDSD8012		Registered	73/754,517	1,558,845
			United States of America	ORD	09 Int.	28-Sep-1988	03-Oct-1989

Thursday, December 1, 2011	Trademark List by Trademark	Page 17 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	09 Int.	hypersonic high temperature metalizing flame spray system comprising spray torch, control console, gas regulators and powder hopper

JET KOTE			TDSD8322		Registered	73/754,516	1,558,763
			United States of America	ORD	06 Int.	28-Sep-1988	03-Oct-1989

	Goods:	06 Int.	non-precious metal powders for use in industry

JK			TDSD8011		Registered	73/754,667	1,561,780
			United States of America	ORD	06 Int.	28-Sep-1988	24-Oct-1989

	Goods:	06 Int.	non-precious metal powders for use in industry

Misuse of STELLITE by Stellite Tong			TDSD8861		Unfiled
			United States of America	ORD

Goods:

NISTELLE			TDSD8045		Registered	74/636,712	1,990,880
			United States of America	ORD	06 Int.	21-Feb-1995	06-Aug-1996

	Goods:	06 Int.	non-precious metal alloys in the form of powders, bars, wire, or rods for use in industry; non-precious metal casting alloys for use in industry; non-precious metal alloy castings for use in industry

NUCALLOY			TDSD8361		Registered	396266	224856
			Canada	ORD	000 Int.	30-Mar-1976	16-Dec-1977

	Goods:	000 Int.	metal alloys

ORTHOSTELL			TDSD8849		Allowed	85/010,459
			United States of America	ORD	06 Int., 40 Int.	09-Apr-2010

	Goods:	06 Int.	metal alloys in the form of solid metal powder layers applied to metal substrates in the manufacture of surgical and orthopedic implants made of metal, metal alloys in the form of solid metal power layers applied to metal substrates for surgical and orthopedic implants made of metal
		40 Int.	metal alloy coating services involving material transformation of the surface of surgical and orthopedic implants during manufacture by application of solid metal alloy layers; custom manufacture of surgical and orthopedic implants made of metal

Potential Infringement of DURASTELL by National Oilwell Varco			TDSD8856		Proposed
			United States of America	ORD

Goods:

SEALSTELL			TDSD8842		Allowed	85/010,444
			United States of America	ORD	06 Int., 40 Int.	09-Apr-2010

	Goods:	06 Int.	metal alloys in form of solid metal powder layers applied to metal component substrates
		40 Int.	metal alloy coating services involving material transformation of metal industrial component surfaces during manufacture by application of solid metal alloy layers; custom manufacture of metal industrial components

Thursday, December 1, 2011	Trademark List by Trademark	Page 18 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

SHELLSTELL			TDSD8841		Allowed	85/010,434
			United States of America	ORD	06 Int., 40 Int.	09-Apr-2010

	Goods:	06 Int.	metal alloys in the form of solid metal powder layers applied to metal component substrates
		40 Int.	metal alloy coating services involving material transformation of metal industrial component surfaces during manufacture by application of solid metal alloy layers; custom manufacture of metal industrial components

STARWELD			TDSD8718		Registered	1366855	B1366855
			United Kingdom	ORD	07 Int.	14-Dec-1988	02-Jan-1991

	Goods:	07 Int.	welding machines

STARWELD			TDSD8661		Registered	75/321,554	2,247,123
			United States of America	ORD	09 Int.	09-Jul-1997	25-May-1999

	Goods:	09 Int.	plasma transfer arc welding machines

STELCAR			TDSD8047		Registered	74/636,711	1,990,879
			United States of America	ORD	06 Int.	21-Feb-1995	06-Aug-1996

	Goods:	06 Int.	non-precious metal powder for use in industry

STELLITE			TDSD8268		Registered	N/A	13493
			African Union Territories (OAPI)	ORD	06 Int., 07 Int.	20-Oct-1973	20-Oct-1973

	Goods:	06 Int.	metal alloys
		07 Int.	blades and cutters for milling, turning, and the like metal-working machinery, textile machine parts, namely, thread guides, thread lifters, twister rings, loopers, bobbin cases, clutches, blades, knives, guide plate strips, levers, pawls and rolls

STELLITE			TDSD8239		Registered	N/A	063473
			Algeria	ORD	06 Int.	03-Jul-1962	03-Jul-1962

	Goods:	06 Int.	metal alloys

STELLITE			TDSD8220		Registered	2722885	2219707
			Argentina	ORD	09 Int.	08-Jan-2007	18-Mar-2008

	Goods:	09 Int.	welding electrodes, electric welding equipment in general and their accessories

STELLITE			TDSD8664		Registered	2.675.088	2.200.750
			Argentina	ORD	06 Int.	31-Jul-1996	31-Jul-1996

	Goods:	06 Int.	metal alloys

STELLITE			TDSD8244		Registered	25942	A25942
			Australia	ORD	06 Int.	11-Sep-1919	11-Sep-1919

	Goods:	06 Int.	cobalt chromium alloy

STELLITE			TDSD8847-AU		Pending	1045023
			Australia	MPR	06 Int., 09 Int.	18-Jun-2010

Thursday, December 1, 2011	Trademark List by Trademark	Page 19 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8263		Registered	N/A	76898
			Austria	ORD	06 Int., 07 Int.	27-Mar-1974	27-Mar-1974

	Goods:	06 Int.	common metals and their alloys
		07 Int.	blades and cutters for milling, turning, and the like metal working machinery, textile machine parts, thread guides, thread lifters, twister rings, loopers, bobin cases, clutches, blades, knives, guide plate strips, levers, pawls and rolls

STELLITE			TDSD8231		Registered	N/A	11339
			Bangladesh	ORD	06 Int.	24-Aug-1953	24-Aug-1953

	Goods:	06 Int.	alloys of non-precious metal, alloy welding rods; non-precious metal alloy hard facing rods; non-precious metal alloy castings and forgings not included in other classes non-precious metal alloy hard setting inserts

STELLITE			TDSD8637		Registered	961285	11884
			Belarus	ORD	06 Int.	21-Aug-1996	21-Aug-1996

	Goods:	06 Int.	metal alloys

STELLITE			TDSD8847-BY		Registered	1045023	1045023
			Belarus	IR	06 Int., 09 Int.	18-Jun-2010	04-Aug-2011

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8262		Registered	N/A	052308
			Benelux	ORD	06 Int., 07 Int.	10-Nov-1973	10-Nov-1973

	Goods:	06 Int.	metal alloys; metal alloy welding rods; metal alloy hard facing rods; metal alloy castings and forgings; metal alloy hard-setting inserts
		07 Int.	blades and cutters for use in metal working machines; drilling machines and other machines

STELLITE			TDSD8270		Registered	527833	033162
			Benelux	ORD	06 Int., 08 Int., 09 Int.	19-May-1971	19-May-1972

	Goods:	06 Int.	metal alloys, insofar as not included in other product classes, welding rods
		08 Int.	cutting tools, insofar as not included in other product classes
		09 Int.	welding electrodes

STELLITE			TDSD8297		Registered	527829	31052
			Benelux	ORD	07 Int., 08 Int.	19-May-1971	19-May-1972

	Goods:	07 Int.	tools, such as lathes, milling machines, planing machines, band saws and circular saws
		08 Int.	hand tools and instruments; cutting tools, forks and spoons, cold steel

Thursday, December 1, 2011	Trademark List by Trademark	Page 20 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

STELLITE			TDSD8214		Registered	11,562C	43856C
			Bolivia	ORD	06 Int.	05-Jan-1954	02-Aug-1985

	Goods:	06 Int.	products made out of various kinds of metals; various metals, alloys and amalgams, metallization, especially all kinds of metal alloys; metal alloy welding rods; metal alloy hard-facing rods; metal alloy castings and forgings; metal alloy hard-setting inserts

STELLITE			TDSD8632		Registered	BAZR971895A	BAZR971895
			Bosnia and Herzegovina	ORD	06 Int.	20-Oct-1993	02-Feb-2002

	Goods:	06 Int.	metals and metal alloys in general, metal alloy welding rods, metal alloy hard-facing and soldering rods, metal alloy castings and forgings, metal alloy hardsetting inserts, blades and cutters for use in metal working machines, drilling machines and other machines

STELLITE			TDSD8847-BE		Registered	1045023	1045023
			Bosnia and Herzegovina	IR	06 Int., 09 Int.	18-Jun-2010	23-May-2011

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8295		Registered	N/A	6961436
			Brazil	ORD	07 Int.	10-Aug-1979	10-Aug-1979

	Goods:	07 Int.	{local class 07.60} blades for milling; blades for turning; cutters for milling; cutters for turning; thread guides for textile machines; thread lifters for textile machines; twister rings for textile machines; loopers for textile machines; bobbin cases for textile machines; clutches for textile machines; blades for textile machines; knives for textile machines; guide plate strips for textile machines; levers for textile machines; pawls for textile machines; rolls for textile machines

STELLITE			TDSD8850		Pending	830630872
			Brazil	ORD	06 Int.	27-May-2010

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for used in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders

STELLITE			TDSD8851		Pending	830630970
			Brazil	ORD	09 Int.	27-May-2010

	Goods:	09 Int.	electrodes for electric arc welding

STELLITE			TDSD8259		Registered	N/A	9162
			Bulgaria	ORD	06 Int., 07 Int.	30-Oct-1973	30-Oct-1973

	Goods:	06 Int.	metal alloys
		07 Int.	blades and cutters for milling, turning, and the like metal-working machinery; textile machine parts-namely, thread guides, thread lifters, twister rings, loopers, bobbin cases, clutches, blades, knives, guide plate strips, levers, pawls, and rolls

Thursday, December 1, 2011	Trademark List by Trademark	Page 21 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

STELLITE			TDSD8181		Registered	273924	132398
			Canada	ORD	01 Int., 02 Int.	11-Feb-1963	23-Aug-1963

	Goods:	01 Int.	cobalt base alloys having as principal alloying elements chromium, tungsten and/or molybdenum
		02 Int.	cutting tools and dies and machine parts made from or partially coated with an alloy for resistance to wear, corrosion and high temperature namely (a) for use in agriculture - ploughshars, plough discs, ditcher teeth, corn knives, mower shoes, crushing hammers, corn stalk cutter knives; (b) for use in the automobile industry - exhaust valves and valve seat insert, water pump shafts, valve push rods, tappets, valve stem tips, rocker arms, dies for hot blanking, shearing and trimming, boring bar wear strips, centreless work rests, (c) for use in the brick and pottery industry - clay brick dies, tile dies, brick machine knives, pug mill knives and scrapers, auger wearing strips, mixer blades, bucket lips, (d) for use in the cement industry - roll grinding mill rings, ploughts, rolls, tube mills, bushings and bearings, feeder screws and table feed spreaders, cement conveying pumps, screws, barrel linkers, air rings, slurry knives, pump shafts, gudgeons, (e) for use in the chemical industry - pump shaft, pump sleeves, pump sealing rings, mixer shafts, mixer paddles, valves, steam and gas, burner and spray nozzles, pulverizer hammers, components for coke and gas producers, (f) for use in earthmoving and excavating - jack hammer guides, rock screens, tamper teeth, gravel pump impellers, dipper teeth and lips, suction dredge cutters, stuffing box sleeves, roll crusher teeth, shaft sleeves, scraper blades, (g) for used in the food industry - knives, flour mill hammers, fruit and vegetable knives, oilcake rolls and hammers, expeller screws and bars, liquor and steam valves, (h) for use in the glass industry - dies, blowpipes, automatic blowers, glass shears and knives, valves and valve seats, hot glass shears, hot glass forming tools, (i) for use in the iron and steel industry - coke oven parts namely: coke pusher shoes, screw conveyors, gas producer agitator fingers, coke crushing rolls, clinker and bars, fabrication equipment namely: gold shear blades, knock out blocks, nail machine cams, hot piercing dies and punches, foundry-hooks, paddles and sand slinger parts, rolling mill parts namely: hot shear blades, tin plate rolls, rolling mill guides, clutches, angles iron shearing dies and rolls, furnace skids and feed rolls, ingot pushers, forming rolls tube drawing apparatus namely: tube piercer shoes, hot tube drawing dies, mill guides, seam scrapers, wire drawing apparatus namely: cutter blades, guides and ferrules, twister heads spinning rolls, (j) for use in the pulp, paper industry and lumber mills - chipper knives, chipper bed plates, chip chute liners, veneer bars, pump shafts and sleeves, hydraulic valves, knives, (k) for use in the machinery making industry - bending dies, hot, shearing, forming and trimming dies, hot punches, chuck jaws, snap gauges, cams, burnishing broaches, shafts and sleeves, pulverizer hammers, rubber knives, (l) for use in the oil and gas industry - refinery valves and valve seats, pump liners and impellers, pump shafts and sleeves, oil burner nozzles, valve discs

STELLITE			TDSD8269		Registered	633164	691809
			Chile	ORD	06 Int., 07 Int.	06-Jan-2004	27-Apr-2004

	Goods:	06 Int.	metallic alloys, rods
		07 Int.	sheets and cutters for use in metal working machines

STELLITE			TDSD8205		Registered	N/A	97090
			China (People’s Republic)	ORD	07 Int.	15-Aug-1979	15-Aug-1979

	Goods:	07 Int.	machine tools, cutting machinery and parts of such machinery

STELLITE			TDSD8207		Registered	12312	97091
			China (People’s Republic)	ORD	09 Int.	15-Aug-1979	15-Aug-1979

	Goods:	09 Int.	welding electrodes and welding rods

Thursday, December 1, 2011	Trademark List by Trademark	Page 22 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

STELLITE			TDSD8221		Registered	N/A	97093
			China (People’s Republic)	ORD	06 Int.	15-Aug-1979	15-Aug-1979

	Goods:	06 Int.	unwrought and partly wrought metals and their alloys

STELLITE			TDSD8847-CN		Pending	1045023
			China (People’s Republic)	IR	06 Int., 09 Int.	18-Jun-2010

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8246		Registered	252533	125239
			Colombia	ORD	06 Int.	22-Jan-1986	9-Dec-1988

	Goods:	06 Int.	common metals and their alloys; metal building materials; transportable buildings of metal; materials of metal for railway tracks; non-electric cables and wires of common metals; ironmongery, small items of metal hardware; pipes and tubes of metal; safes; goods of common metal not included in other classes; ores

STELLITE			TDSD8048		Registered	Z933754N	Z933754
			Croatia	ORD	06 Int.	28-Oct-1993	12-Feb-1996

	Goods:	06 Int.	metals and metal alloys; metal alloy welding rods; metal alloy hardfacing and soldering rods; metal alloy castings and forgings; metal alloy hardsetting inserts; blades and cutters for use in metal working machines, drilling machines and other machines

STELLITE			TDSD8847-HR		Registered	1045023	1045023
			Croatia	IR	06 Int., 09 Int.	18-Jun-2010	18-Jun-2010

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8049		Registered	0-75877	183,268
			Czech Republic	ORD	06 Int.	29-Mar-1993	29-Mar-1993

	Goods:	06 Int.	metal alloys and castings

STELLITE			TDSD8272		Registered	5320/1973	VR197901358
			Denmark	ORD	06 Int., 07 Int., 09 Int.	20-Nov-1973	18-May-1979

	Goods:	06 Int.	unfinished and partly finished unprecious metals and alloys from that plus articles (not contained in other classes) produced from that, metal thread (non-electric) metal welding bars (rods) and thread
		07 Int.	tooling machinery and parts for use in tooling machinery (not contained in other classes)
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8017		Registered	50953	50953
			Egypt	ORD	06 Int.	14-Sep-1975	14-Sep-1975

Thursday, December 1, 2011	Trademark List by Trademark	Page 23 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys, and articles included in Class 6 made therefrom; wire (non-electric); welding rods

STELLITE			TDSD8020		Registered	50,596	50956
			Egypt	ORD	09 Int.	14-Sep-1975	14-Sep-1975

	Goods:	09 Int.	electrodes for electric arc welding

STELLITE			TDSD8847-EG		Pending	1045023
			Egypt	IR	06 Int., 09 Int.	18-Jun-2010

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8847-EU		Registered	1045023	1045023
			European Community	MPR	06 Int., 09 Int.	18-Jun-2010	18-Jun-2010

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8180		Registered	R736/88	80186
			Finland	ORD	06 Int., 07 Int.	20-Jan-1982	20-Jan-1982

	Goods:	06 Int.	metal alloys
		07 Int.	bits and inserts for milling and turning, and similar metal processing machines, parts for textile machines, such as rod holders and lifters, twine ringsi, grapples, bobbin boxes, hooks, links, bits, blades, controls the flat band, levers, ratchets, and rolls

STELLITE			TDSD8257		Registered	511046	1521033
			France	ORD	06 Int.	30-Mar-1979	30-Mar-1979

	Goods:	06 Int.	metal alloys

STELLITE			TDSD8273		Registered	835,038	1390821
			France	ORD	06 Int., 07 Int., 09 Int.	23-Jan-1987	23-Jan-1987

	Goods:	06 Int.	metal goods
		07 Int.	machinery
		09 Int.	electrical and scientific apparatus

STELLITE			TDSD8021		Registered	N/A	640,720
			Germany	ORD	02 Int., 06 Int.	10-Jul-1974	10-Jul-1974

	Goods:	02 Int.	non-precious metal powders
		06 Int.	non-precious metal alloy welding rods; non-precious metal alloy hard-facing rods;
non-precious metal alloy castings

STELLITE			TDSD8267		Registered	N/A	640,149
			Germany	ORD	06 Int., 07 Int.	11-Oct-1973	11-Oct-1973

Thursday, December 1, 2011	Trademark List by Trademark	Page 24 of 40

Trademark		SP Matter No. Country	SubCase Case type	Status Classes	Application Number/Date	Registration Number/Date
Goods:	06 Int.	metal alloys from non-precious metals; blades, knives, fine blades, cutting devices, pliers, and planes for milling, turning and other metal working machinery, textile machine parts, namely, thread guides, eyes for threads, thread lifters, twisterings, loopers, bobbin cases and bobbin boxes, clutches, blades, fine blades, cutting devices, knives, levers, toggels, cranks, locking and switching latches, and lifters and hooks, rolls and rollers, winches, and shafts, guiding means, guiding rails, and guiding rollers as well as corresponding strips and bands and parts of the above goods
	07 Int.	metal alloys from non-precious metals; blades, knives, fine blades, cutting devices, pliers, and planes for milling, turning and other metal working machinery, textile machine parts, namely, thread guides, eyes for threads, thread lifters, twisterings, loopers, bobbin cases, and bobbin boxes, clutches, blades, fine blades, cutting devices, knives, levers, toggels, cranks, locking and switching latches, and lifters and hooks, rolls and rollers, winches, and shafts, guiding means, guiding rails, and guiding rollers as well as corresponding strips and bands and parts of the above goods.

STELLITE		TDSD8260		Registered	N/A	51383
		Greece	ORD	06 Int., 07 Int.	04-Oct-1973	04-Oct-1973

Goods:	06 Int.	metal alloys
	07 Int.	blades and cutters for milling, turning and the like metal-working machinery; textile machine parts-namely, thread guides, thread lifters, twister rings, loopers, bobbin cases, clutches, blades, knives, guide plate strips, levers, pawls and rolls

STELLITE		TDSD8255		Registered	1209/75	19780931AA
		Hong Kong	ORD	06 Int., 09 Int.	04-Sep-1975	04-Sep-1975

Goods:	06 Int.	unwrought and partly wrought common metals and their alloys but not including alloys for use in the manufacture and of tools, cutlery and similar instruments or in the manufacture of cutting metals
	09 Int.	electrodes for electric arc welding

STELLITE		TDSD8022		Registered	N/A	166427
		Hungary	ORD	06 Int., 07 Int.	16-Oct-1973	16-Oct-1973

Goods:	06 Int.	metal alloys
	07 Int.	blades and cutters for milling, turning, and the like metal-working machinery; textile machine parts-namely, thread guides, thread lifters, twister rings, loopers, bobbin cases, clutches, blades, knives, guide plate strips, levers, pawls and rolls

STELLITE		TDSD8249		Registered	N/A	285050
		India	ORD	06 Int.	29-Dec-1972	29-Dec-1972

Goods:	06 Int.	metal alloys and welding rods, hard facing rods, and castings all being of metal alloys and metal alloy powders (not for painters or decorators), all being goods of non-precious metal

STELLITE		TDSD8291		Registered	N/A	291352
		India	ORD	07 Int.	09-Oct-1973	09-Oct-1973

Goods:	07 Int.	blades and cutters for milling, turning and the like metal working machinery; thread guides, thread lifters, twister rings, loopers, bobbin cases, clutches, blades, knives, guide plate strips, levers, pawls, and rolls, all being parts of textile machinery included in Class 7

STELLITE		TDSD8023		Registered	Registered	IDM000090897
		Indonesia	ORD	06 Int.	06 Int.	18-Jun-2004

Goods:	06 Int.	welding rod for hard facing wearing parts

Thursday, December 1, 2011	Trademark List by Trademark	Page 25 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

STELLITE			TDSD8847 Int’l Registration - Madrid Agreement / Protocol	ORD	Registered 06 Int., 09 Int.		1045023 18-Jun-2010

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8784 Iran	ORD	Registered 06 Int.	84010971 19-Apr-2005	123310 16-Aug-2005

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, wrought metal form, metal alloy plates, metal alloy sheets, metal alloy bars, alloy for use in the powder metallurgy industry, thermal spray metal powders, plasma transferred arc welding metal powders

STELLITE			TDSD8243 Ireland	ORD	Registered 06 Int., 09 Int.	N/A 11-Aug-1975	87704 11-Aug-1975

	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys, and articles included in Class 6 made there from; wire (non-electric); welding rods
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8236 Israel	ORD	Registered 06 Int.	40620 25-Apr-1975	40620 25-Apr-1975

	Goods:	06 Int.	alloys of non-precious metal

STELLITE			TDSD8237 Israel	ORD	Registered 06 Int.	40622 25-Apr-1975	40622 25-Apr-1975

	Goods:	06 Int.	metal alloys

STELLITE			TDSD8284 Israel	ORD	Registered 07 Int.	40621 25-Apr-1975	40621 25-Apr-1975

	Goods:	07 Int.	blades and cutters for milling, turning and the like metal-working machinery; textile machine parts - namely, thread guides, thread lifters twister rings, loopers, bobbin cases, clutches, blades, knives, guide plate strips, levers, pawls and rolls

STELLITE			TDSD8266 Italy	ORD	Registered 06 Int., 07 Int.	35146-C/73 30-Sep-1973	1044497 14-May-1976

	Goods:	06 Int.	metal alloys
		07 Int.	blades and cutters for milling, turning and the like metal-working machinery; textile machine parts- namely thread guides, thread lifters, twister rings, loopers, bobbin cases, clutches, blades, knives, guide plate strips, levers, pawls, and rolls

STELLITE			TDSD8271		Registered	M12000C010097	919141
			Italy	ORD	06 Int., 07 Int., 08 Int., 09 Int.	19-Sep-1950	23-May-1951

Thursday, December 1, 2011	Trademark List by Trademark	Page 26 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	06 Int.	Wares for all Classes- tools for cutting metal, welding electrodes metals, metal alloys and welding rods
07 Int.
08 Int.
09 Int.

STELLITE			TDSD8301		Registered	M194C005719	696702
			Italy	ORD	08 Int.	21-Jun-1984	05-Jun-1986

	Goods:	08 Int.	cutlery and cutting instruments

STELLITE			TDSD8234		Registered	N/A	24215
			Jamaica	ORD	06 Int.	05-Aug-1981	05-Aug-1981

	Goods:	06 Int.	metal alloys, metals, and metal castings and forgings

STELLITE			TDSD8305		Registered	N/A	20593
			Jamaica	ORD	09 Int.	05-Aug-1981	05-Aug-1981

	Goods:	09 Int.	electrodes for electrical arc welding rods

STELLITE			TDSD8254		Registered	27652/1967	904841
			Japan	ORD	06 Int.	12-May-1967	07-Jul-1971

	Goods:	06 Int.	metals (excluding sodium, potassium and calcium), and ores (excluding those belonging to fuels)

STELLITE			TDSD8809		Registered	92240/2006	5192436
			Japan	ORD	06 Int., 07 Int.	03-Oct-2006	26-Dec-2008

	Goods:	06 Int.	metal guide bushings; metal valve parts, namely, metal valve spindles, metal valve cones, metal valve rings, metal valve seats, metal valve nozzles, metal valve balls, metal valve plungers; alloys rods for deposition of metal onto industrial components; alloys wires for deposition of metal onto industrial components; alloy powders for deposition of metal onto industrial components; irons and steels; nonferrous metals and their alloys; metal pulleys, metal springs and metal valves (not for machine elements)
		07 Int.	metal bearing rings (other than for land vehicles), metal bearing end cups (other than for land vehicles), metal bearing sleeves (other than for land vehicles), and other metal components of industrial bearings; metal components for glass molding molds

STELLITE			TDSD8812		Registered	2006-120262	5088491
			Japan	ORD	08 Int.	27-Dec-2006	02-Nov-2007

	Goods:	08 Int.	hair cutting shears, other sharp-edged hand tools, hand tools

STELLITE			TDSD8847-JP		Registered	1045023	1045023
			Japan	MPR	06 Int. 09 Int.	18-Jun-2010	07-Jul-2011

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys, metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry; thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

Thursday, December 1, 2011	Trademark List by Trademark	Page 27 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

STELLITE			TDSD8226		Registered	6269-75	52341
			Korea, Republic of	ORD	06 Int.	16-Sep-1975	10-Jan-1978

	Goods:	06 Int.	cast-iron; cast-iron castings; cast-steel; cast-steel castings; copper or copper-base alloy castings; lead or lead-base alloy castings; zinc or zinc-base alloy castings; tin or tin-base alloy castings; aluminum or aluminum-base alloy castings; magnesium or magnesium-base alloy castings; nickel or nickel-base alloy castings; titanium or titanium-base alloy castings; rods of metal for brazing and welding; metal alloys, metal alloys in the form of powder/castings/bars/rods/wires/electrodes; cobalt-based alloys; and cobalt-based alloys in the form of powder/castings/bars/rods/wires

STELLITE			TDSD8228		Registered	6270-75	49815
			Korea, Republic of	ORD	09 Int.	16-Sep-1975	08-Aug-1977

	Goods:	09 Int.	electrodes for electric arc welding

STELLITE			TDSD8847-KR		Registered	1045023	1045023
			Korea, Republic of	MPR	06 Int., 09 Int.	18-Jun-2010	15-Jul-2011

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8204.1		Proposed
			Kosovo	ORD
Goods:

STELLITE			TDSD8230		Registered	N/A	1607
			Kuwait	ORD	06 Int.	08-Apr-1964	08-Apr-1964

	Goods:	06 Int.	metal alloys, metals, metal castings and forgings

STELLITE			TDSD8631		Registered	Z-671/96	07183
			Macedonia	ORD	06 Int.	30-Sep-1996	05-Sep-2002

	Goods:	06 Int.	common metals and their alloys; metal building materials; transportable buildings of metal; materials of metal for railway tracks; non-electric cables and wires of common metal; ironmongery, small items of metal hardware; pipes and tubes of metal; safes; goods of common metal not included in other classes; ores; metal alloy welding rods; metal alloy hard-facing rods; metal alloy castings and forgings

STELLITE			TDSD8847-MI		Pending	1045023
			Macedonia	IR	06 Int., 09 Int.	18-Jun-2010

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

Thursday, December 1, 2011	Trademark List by Trademark	Page 28 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

STELLITE			TDSD8275		Registered	N/A	58164
			Mexico	ORD	06 Int., 07 Int., 09 Int., 14 Int., 16 Int.	09-Feb-1948	09-Feb-1948

	Goods:	06 Int.	common metals and their alloys; railway material of metal, ores of metal
		07 Int.	matrices for use in printing and drilling rigs
		09 Int.	welding electrodes
		14 Int.	precious metals of all kinds
		16 Int.	typographic characters

STELLITE			TDSD8204.2		Proposed
			Montenegro	ORD

Goods:

STELLITE			TD/SD8847-ME		Registered	1045023	1045023
			Montenegro	IR	06 Int., 09 Int.	18-Jun-2010	18-Jun-2010

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8235		Registered	N/A	62916
			Morocco	ORD	06 Int.	02-Jun-1977	02-Jun-1977

	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys; castings, forgings, welding rods, hard-facing rods, hard-setting inserts, sheets, plates, strips, rods, bards, balls, tubes or pipes, conduits, wires, bolts, nipples, nuts, pins, washers, all these pieces being of metal alloys

STELLITE			TDSD8847-MA		Pending	1045023
			Morocco	IR	06 Int., 09 Int.	18-Jun-2010

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8240		Registered	48968	48968
			New Zealand	ORD	06 Int.	17-Mar-1950	17-Mar-1950

	Goods:	06 Int.	unwrought and partly wrought common metals, especially alloys of non-precious metals, welding rods and castings

STELLITE			TDSD8286		Registered	48969	48969
			New Zealand	ORD		17-Mar-1950	17-Mar-1950

Goods:

STELLITE			TDSD8306		Registered	N/A	54311
			New Zealand	ORD	09 Int.	26-Jan-1954	26-Jan-1954

Thursday, December 1, 2011	Trademark List by Trademark	Page 29 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	09 Int.	electrical apparatus and instruments including welding electrodes

STELLITE			TDSD8233		Registered	N/A	20534
			Pakistan	ORD	06 Int.	24-Aug-1953	24-Aug-1953

	Goods:	06 Int.	alloys of non-precious metal, alloy welding rods; non-precious metal hard-facing rods; non-precious metal alloy castings and forgings not included in other classes non-precious metal alloy hard-setting inserts

STELLITE			TDSD8238		Registered	147723	43391
			Peru	ORD	06 Int.	20-Mar-2002	24-Feb-1982

	Goods:	06 Int.	welding bars, metal alloys, welding bars for gas soldering and electric arc welding; metal welding wire; metal welding wire for non-joining applications, namely, for depositing metal onto components; metal alloys in the form of powders, thermal spray powders, bars, wire, and rods for use in joining, manufacturing, and repair of industrial components; iron base alloys, vanadium carbide alloys, cobalt base alloys, and nickel

STELLITE			TDSD8309		Registered	N/A	40,252
			Peru	ORD	09 Int.	21-Jul-1981	21-Jul-1981

	Goods:	09 Int.	welding electrodes

STELLITE			TDSD8052		Registered	108,779	4-1996-111164
			Philippines	ORD	06 Int.	10-Jun-1996	06-Feb-2001

	Goods:	06 Int.	metals and metal castings and forging

STELLITE			TDSD8261		Registered	N/A	52211
			Poland	ORD	06 Int., 07 Int.	20-Dec-1973	20-Dec-1973

	Goods:	06 Int. 07 Int.

metal alloys

blades and cutters for milling, turning, and the like metal-working machinery; textile machine parts-namely, thread guides, thread lifters, twister rings, loopers, bobbin cases, clutches, blades, knives, guide plate strips, levers, pawls, and rolls

STELLITE			TDSD8027		Registered	N/A	184247
			Portugal	ORD	06 Int.	28-Nov-1973	28-Oct-1975

	Goods:	06 Int.	metal alloys

STELLITE			TDSD8029		Registered	N/A	3R08626
			Romania	ORD	06 Int., 07 Int.	10-Dec-1973	10-Dec-1973

	Goods:	06 Int.	metal alloys
07 Int.

blades and cutters for milling and turning and the like metal-working machinery; textile machine parts-namely, thread guides, thread lifters, twister rings, loopers, bobbin cases, clutches, blades, knives, guide plate strips, levers, pawls and rolls

STELLITE			TDSD8206		Registered	N/A	1920
			Russian Federation	ORD	06 Int., 07 Int.	05-Dec-1986	05-Dec-1986

	Goods:	06 Int. 07 Int.	metal alloys blades and cutters for milling, turning and the like metal working machinery

Thursday, December 1, 2011	Trademark List by Trademark	Page 30 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

STELLITE			TDSD8847-RU		Registered	1045023	1045023
			Russian Federation	IR	06 Int., 09 Int.	18-Jun-2010	04-Jul-2011

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8232		Registered	N/A	S/019609
			Sabah	ORD	06 Int.	13-Nov-1975	13-Nov-1975

	Goods:	06 Int.	metal alloys and welding rods

STELLITE			TDSD8204		Registered	Z210-53	12799
			Serbia	ORD	06 Int.	29-Jul-1953	20-Oct-1953

	Goods:	06 Int.	and 07-metals and metal alloys in general, metal alloy welding rods; metal alloy hard-facing rods; metal alloy castings and forgings, metal alloy hard selling inserts; blades and cutters for use in metal-working machines, drilling machines and other machines

STELLITE			TDSD8847-RS		Registered	1045023	1045023
			Serbia	IR	06 Int., 09 Int.	18-Jun-2010	18-Jun-2010

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys, metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8241		Registered	N/A	65752
			Singapore	ORD	06 Int.	09-Oct-1975	09-Oct-1975

	Goods:	06 Int.	metal alloys and welding rods

STELLITE			TDSD8847-SG		Registered	T10104191	T10104191
			Singapore	MPR	06 Int., 09 Int.	18-Jun-2010	10-Jun-2011

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for used in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8247		Registered	N/A	172095
			Slovakia	ORD	06 Int.	01-Apr-1993	01-Apr-1993

	Goods:	06 Int.	metal alloys and metal casts

STELLITE			TDSD8050		Registered	Z-5380210	5380210
			Slovenia	ORD	06 Int., 07 Int.	10-Feb-1994	29-Jul-1993

Thursday, December 1, 2011	Trademark List by Trademark	Page 31 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys and articles included in Class 6 made therefrom; wire (non-electric); welding rods
		07 Int.	machine tools and tools for use in machine tools and parts included in Class 7 of all the aforesaid goods

STELLITE			TDSD8258		Registered	N/A	73/5151
			South Africa	ORD	06 Int.	02-Oct-1973	02-Oct-1973

	Goods:	06 Int.	metal alloys

STELLITE			TDSD8296		Registered	N/A	73/5152
			South Africa	ORD	07 Int.	02-Oct-1973	02-Oct-1973

	Goods:	07 Int.	blades and cutters for milling, turning and the like metal-working machinery; textile machine parts, namely, thread guides, thread lifters, twister rings, loopers, bobbin cases, clutches, blades, knives, guide plate strips, levers, pawls and rolls.

STELLITE			TDSD8212		Registered	320025	320025
			Spain	ORD	06 Int.	30-Apr-1957	28-Oct-1957

	Goods:	06 Int.	metal alloys

STELLITE			TDSD8030		Registered	N/A	36783
			Sri Lanka	ORD	06 Int.	25-Sep-1975	25-Sep-1975

	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys

STELLITE			TDSD8307		Registered	1978/1951	74945
			Sweden	ORD	09 Int.	10-Aug-1951	30-Oct-1953

	Goods:	09 Int.	gauges

STELLITE			TDSD8265		Registered	N/A	267269
			Switzerland	ORD	06 Int., 07 Int.	02-Oct-1973	02-Oct-1973

	Goods:	06 Int.	metal alloys
		07 Int.	blades and cutters for milling, turning the like metal-working machinery; textile machine parts-namely, thread guides, thread lifters, twister rings, loopers, bobbin cases, clutches, blades, knives, guide plate strips, levers pawls and rolls

STELLITE			TDSD8277		Registered		401738
			Switzerland	ORD	06 Int., 08 Int., 09 Int.		22-Aug-1992

	Goods:	06 Int.	(CI. 6, 8, & 9) - metal alloys, cutting tools, welding rods and welding electrodes
08 Int.
09 Int.

STELLITE			TDSD8303		Registered	N/A	324738
			Switzerland	ORD	08 Int.	08-Oct-1982	08-Oct-1982

	Goods:	08 Int.	cutlery and cutting instruments

STELLITE			TDSD8847-CH		Registered	1045023	1045023
			Switzerland	IR	06 Int., 09 Int.	18-Jun-2010	25-Aug-2011

Thursday, December 1, 2011	Trademark List by Trademark	Page 32 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8499 Taiwan	ORD	Registered 55 Int.		419543 01-Nov-1988

	Goods:	55 Int.	(TAI CLASS) metals, semi-manufactured products of metals; plasma weld powder; metal powder

STELLITE			TDSD8179 Tunisia	ORD	Registered 06 Int.	EE021578 13-Sep-1957	EE87 373 08-Sep-1987

	Goods:	06 Int.	unwrought and partly wrought and common metals and their alloys, metal alloy castings, forgings, welding rods, hard-facing rods, hard-setting inserts, sheets, plates, strips, rods, bars, balls, tuning, piping, wire, bolts, nipples, nuts, pins and washers

STELLITE			TDSD8242 Turkey	ORD	Registered 06 Int., 07 Int.	N/A 10-Dec-1973	79010 10-Dec-1973

	Goods:	06 Int.
		07 Int.	metal alloys; blades and cutters for milling, turning, and the like metal-working machinery; textile machine parts-namely, thread guides, thread lifters, twister rings, loopers, bobbin cases, clutches, blades, knives, guide plate strips, levers, pawls and rolls

STELLITE			TDSD8847-TR Turkey	MPR	Pending 06 Int., 09 Int.	1045023 18-Jun-2010

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8638 Ukraine	ORD	Registered 06 Int.	96081978 20-Aug-1996	17993 15-Feb-2001

	Goods:	06 Int.	metal alloys

STELLITE			TDSD8847-UA Ukraine	IR	Registered 06 Int., 09 Int.	1045023 18-Jun-2010	1045023 21-Jul-2011

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8256 United Kingdom	ORD	Registered 06 Int.	N/A 04-Aug-1970	963338 04-Aug-1970

Thursday, December 1, 2011	Trademark List by Trademark	Page 33 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	06 Int.	welding rods; metallic alloys unwrought and partly wrought, all for use in the manufacture of tools, cutting metals, cutlery and of similar instruments; unwrought and partly wrought common metals and their alloys but not including alloys for use in the manufacture of tools, cutlery, and similar instruments or in the manufacture of cutting metals

STELLITE			TDSD8312		Registered	N/A	608169
			United Kingdom	ORD	09 Int.	19-Jul-1939	19-Jul-1939

	Goods:	09 Int.	gauges

STELLITE			TDSD8184		Registered	71/096,748	0,114,239
			United States of America	ORD	06 Int.	22-Jul-1916	05-Dec-1916

	Goods:	06 Int.	metal alloys

STELLITE			TDSD8852		Registered	85/051,928	3,883,138
			United States of America	ORD	06 Int., 09 Int.	01-Jun-2010	30-Nov-2010

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders for use in manufacturing, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE			TDSD8211		Registered	N/A	78826F
			Venezuela	ORD	14 Int.	15-Apr-1975	15-Apr-1975

	Goods:	14 Int.	metal alloys

STELLITE			TDSD8223		Registered	N/A	86048F
			Venezuela	ORD	23 Int.	19-Jan-1978	19-Jan-1978

	Goods:	23 Int.	blades and cutters for milling, turning, and the like metal-working machinery; textile machine parts-namely, thread guides, thread lifters, twister rings, loopers, bobbin cases, clutches, blades, knives, guide plate strips, levers, pawls, and rolls

STELLITE			TDSD8847-ZM		Pending	1045023
			Zambia	MPR	06 Int., 09 Int.	18-Jun-2010

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders
		09 Int.	electrodes for electric arc welding

STELLITE + STAR DESIGN			TDSD8201		Registered	2501783	1994237
			Argentina	ORD	06 Int.	18-Mar-2004	06-Oct-2004

	Goods:	06 Int.	metal alloys

STELLITE + STAR DESIGN			TDSD8200		Registered	N/A	02471175
			Brazil	ORD	06 Int.	11-May-1980	11-May-1980

	Goods:	06 Int.	[Brazil -06.20] metal alloys

Thursday, December 1, 2011	Trademark List by Trademark	Page 34 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

STELLITE + STAR DESIGN			TDSD8183 Canada	ORD	Registered 000 Int.	674214 22-Jan-1991	407957 12-Feb-1993

	Goods:	000 Int.	metal alloys, castings, powder metal parts, wrought products, namely hot rolled bar sheet and plate, thermal spray powders, welding powders, welding rods, welding wires, welding electrodes used to hardface or fabricate components used in various equipment applications; metal alloys; plasma transfer arc machine, namely, welding system made up of a control panel, powder feeder, argon gas inlet and torch

STELLITE + STAR DESIGN			TDSD8373 China (People’s Republic)	ORD	Registered 06 Int.	N/A 30-Jul-1989	355938 30-Jul-1989

	Goods:	06 Int.	welding wires; electrodes

STELLITE + STAR DESIGN			TDSD8202 Germany	ORD	Registered 06 Int., 07 Int.	N/A 01-Apr-1993	2070158 01-Apr-1993

	Goods:	06 Int.	metal alloys
		07 Int.	plasma transfer arc machine, namely, a welding machine made up of a control panel, powder feeder, argon gas inlet and torch

STELLITE + STAR DESIGN			TDSD8051 Italy	ORD	Registered 06 Int., 07 Int.	MI2003C003581 15-Apr-1993	1037894 01-Feb-1996

	Goods:	06 Int.	metal alloys
		07 Int.	plasma transfer arc machines, namely a welding system made up of a control panel, powder feeder, argon gas inlet and torch

STELLITE + STAR DESIGN			TDSD8193 Spain	ORD	Registered 06 Int., 09 Int.	N/A 13-Nov-1980	2982946 20-Nov-1981

	Goods:	06 Int.	common metal alloys; semi-manufactured articles of common metal; hard facing welding rods; forged pieces; metalloceramic compounds, blades and cutters for pressing, turning and for machine tools, caps, tubes valves and washers
		09 Int.	electrodes for electric welding

STELLITE + STAR DESIGN			TDSD8186 United States of America	ORD	Registered 06 Int.	74/092,428 29-Aug-1990	1,652,889 06-Aug-1991

	Goods:	06 Int.	metal alloys

STELLITE + STAR DESIGN			TDSD8317 United States of America	ORD	Registered 07 Int.	74/142,134 22-Feb-1991	1,715,027 15-Sep-1992

	Goods:	07 Int.	plasma transfer arc machine, namely, a welding system made up of a control panel, powder feeder, argon gas inlet and torch

STELLITE in Katakana			TDSD8578 Japan	ORD	Registered 06 Int.	1304/1996 10-Jan-1996	4118844 27-Feb-1998

	Goods:	06 Int.	irons and steels, and nonferrous metals and their alloys

T-400			TDSD8763.1 Canada	ORD	Registered 000 Int.	1245750 02-Feb-2005	658328 08-Feb-2006

Thursday, December 1, 2011	Trademark List by Trademark	Page 35 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	000 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders

T-400			TDSD8763.2-FR		Registered	852946	852946
			France	IR	006 Int.	31-Jan-2005	31-Jan-2005

	Goods:	006 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders

T-400			TDSD8763.2-DE		Registered	852946	852946
			Germany	IR	006 Int.	31-Jan-2005	31-Jan-2005

	Goods:	006 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders

T-400			TDSD8763.2		Registered		852946
			Int’l Registration - Madrid	ORD	06 Int.		31-Jan-2005
Agreement / Protocol

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders

T-400			TDSD8763.2-IT		Registered	852946	852946
			Italy	IR	006 Int.	31-Jan-2005	31-Jan-2005

	Goods:	006 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders

T-400			TDSD8763.2-GB		Registered	852946	852946
			United Kingdom	MPR	06 Int.	31-Jan-2005	31-Jan-2005

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders

T-400			TDSD8763		Registered	78/318,198	2,914,610
			United States of America	ORD	06 Int.	24-Oct-2003	28-Dec-2004

	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders

T-400 watch			TDSD8860		Proposed
			United States of America	ORD	06 Int.

Thursday, December 1, 2011	Trademark List by Trademark	Page 36 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	06 Int.	metal alloys for further manufacturing, namely, cobalt-based metal alloys; metal alloys in the form of metal welding rods, metal welding wire, metal alloy powders, metal alloy castings, alloys for use in the powder metallurgy industry, thermal spray metal powders, and plasma transferred arc welding metal powders

T-800			TDSD8415		Registered	74/142,126	1,683,584
			United States of America	ORD	06 Int.	22-Feb-1991	21-Apr-1992

	Goods:	06 Int.	metal alloys; namely, welding rods, welding wire, and thermal spray metal powders

TRIBALOY			TDSD8000		Registered	2668356	2427260
			Argentina	ORD	06 Int.	06-Jun-1974	15-Oct-1974

	Goods:	06 Int.	intermetallic alloy compositions in cast or powder form

TRIBALOY			TDSD8339		Registered	279053	279053
			Australia	ORD	06 Int.	05-Jun-1974	05-Jun-1974

	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form

TRIBALOY			TDSD8326		Registered	N/A	78004
			Austria	ORD	06 Int.	06-Aug-1974	06-Aug-1974

	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form

TRIBALOY			TDSD8332		Registered	N/A	313108
			Benelux	ORD	06 Int.	26-Sep-1972	26-Sep-1972

	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys

TRIBALOY			TDSD8342		Registered	10414/74	007042736
			Brazil	ORD	06 Int.	11-Jun-1974	25-Dec-1979

	Goods:	06 Int.	[local class 6.20] intermetallic alloy compositions in cast and powder form

TRIBALOY			TDSD8330		Registered	359027	201150
			Canada	ORD	000 Int.	23-Nov-1972	16-Aug-1974

	Goods:	000 Int.	intermetallic alloy compositions in cast and powder form for use in the manufacture of bearings, cams, seals and the like

TRIBALOY			TDSD8810		Registered	5723906	5723906
			China (People’s Republic)	ORD	06 Int.	15-Nov-2006	14-Aug-2009

	Goods:	06 Int.	metal alloys, welding rods, metal powders; alloy compositions in cast, extruded, and powder form; alloy rods for deposition of metal onto industrial components; alloy wires for deposition of metal onto industrial components; alloy powders for deposition of metal onto industrial components; alloy powders for thermal spray deposition of metal onto industrial components; metal guide bushings; finished and semi-finished metal valve parts, namely metal valve spindles, metal valve cones, metal valve rings, metal valve seats, metal valve nozzles, metal valve plungers

TRIBALOY			TDSD8329		Registered	47979	162216
			Czech Republic	ORD	06 Int.	21-Jun-1974	11-Feb-1975

Thursday, December 1, 2011	Trademark List by Trademark	Page 37 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form for use in the manufacture of bearings, cams, seals, and the like

TRIBALOY			TDSD8038		Registered	N/A	VR 1975 03464
			Denmark	ORD	06 Int.	29-Aug-1975	29-Aug-1975

	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form

TRIBALOY			TDSD8343		Registered	173,486	1274284
			France	ORD	06 Int.	15-May-1974	15-May-1974

	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys

TRIBALOY			TDSD8334		Registered	N/A	DD640439
			Germany	ORD	06 Int.	13-Jun-1974	13-Jun-1974

	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form for use in the manufacture of bearings, cams, seals, and the like

TRIBALOY			TDSD8341		Registered	N/A	W912123
			Germany	ORD	06 Int.	25-Sep-1972	25-Sep-1972

	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys

TRIBALOY			TDSD8039		Registered	2253/773	117081
			Hungary	ORD	06 Int.	05-Jun-1974	05-Jun-1974

	Goods:	06 Int.	intermetallic composites of alloys in the form of casting or powder

TRIBALOY			TDSD8040		Registered	N/A	299815
			India	ORD	06 Int.	07-Oct-1974	07-Oct-1974

	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form included in Class 6

TRIBALOY			TDSD8041		Registered	N/A	84134
			Ireland	ORD	06 Int.	04-Jun-1974	04-Jun-1974

	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form

TRIBALOY			TDSD8324		Registered	39292	39292
			Israel	ORD	06 Int.	03-Jun-1974	03-Jun-1974

	Goods:	06 Int.	intermetallic alloy compositions included in Class 6 in cast and powder form

TRIBALOY			TDSD8331		Registered	MI94C005718	696701
			Italy	ORD	06 Int.	28-Jun-1974	28-Jun-1974

	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form

TRIBALOY			TDSD8344		Registered	111476/87	2152752
			Japan	ORD	06 Int.	31-Jul-1989	31-Jul-1989

	Goods:	06 Int.	irons and steels; semi-processed steels; rolled steel; iron and steels secondary products; aluminum and alloy thereof, other nonferrous metals and their alloys

Thursday, December 1, 2011	Trademark List by Trademark	Page 38 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date

TRIBALOY			TDSD8327 Norway	ORD	Registered 06 Int.	118,987 04-Jun-1974	93453 10-Apr-1975

	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form

TRIBALOY			TDSD8325 Russian Federation	ORD	Registered 06 Int.	68802 13-Jun-1974	51497 18-Dec-1974

	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form

TRIBALOY			TDSD8042 Slovakia	ORD	Registered 06 Int.	47979-74 21-Jun-1974	162216 11-Feb-1975

	Goods:	06 Int.	intermetallic alloy compositions in the form of casts and powders for use in making bearings, cams, gaskets and the like

TRIBALOY			TDSD8345 South Africa	ORD	Registered 06 Int.	2799 04-Jun-1974	74/2799 04-Jun-1974

	Goods:	06 Int.	unwrought and partly wrought-common metals and their alloys including intermetallic alloy compositions in cast and powder form

TRIBALOY			TDSD8335 Spain	ORD	Registered 06 Int.	755955 07-Jun-1974	755955 06-Jun-1977

	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form

TRIBALOY			TDSD8328 Sweden	ORD	Registered 06 Int.	N/A 17-Jan-1975	150017 17-Jan-1975

	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form

TRIBALOY			TDSD8333 Switzerland	ORD	Registered 06 Int.	N/A 26-Sep-1972	402667 26-Sep-1972

	Goods:	06 Int.	unwrought and partly wrought common metals and their alloys

TRIBALOY			TDSD8644 Taiwan	ORD	Registered 06 Int.	86033341 01-Jul-1997	816429 16-Sep-1998

	Goods:	06 Int.	metal alloys, welding rods, metal powders and semi-finished products made of metal

TRIBALOY			TDSD8645 Taiwan	ORD	Registered 09 Int.	86033343 01-Jul-1997	807438 01-Jul-1998

	Goods:	09 Int.	welding electrodes

TRIBALOY			TDSD8338 United Kingdom	ORD	Registered 06 Int.	N/A 25-Sep-1972	998938 25-Sep-1972

	Goods:	06 Int.	unwrought and partly wrought alloys of common metal

TRIBALOY			TDSD8337 United States of America	ORD	Registered 06 Int.	72/437,321 02-Oct-1972	0,979,267 26-Feb-1974

Thursday, December 1, 2011	Trademark List by Trademark	Page 39 of 40

Trademark			SP Matter No. Country	SubCase Case Type	Status Classes	Application Number/Date	Registration Number/Date
	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form for use in the manufacture of bearings, cams, seals, and the like

TRIBALOY watch			TDSD8859 United States of America	ORD	Proposed 06 Int.

	Goods:	06 Int.	intermetallic alloy compositions in cast and powder form for use in the manufacture of bearings, cams, seals, and the like; metal alloys, metal powders, welding rods

TRISTELLE			TDSD8662 Canada	ORD	Registered 000 Int.	840,992 02-Apr-1997	488741 30-Jan-1998

	Goods:	000 Int.	non-precious metal alloys in the form of powders, bars, wire, or rods for use in industry; non-precious metal casting alloys for use in industry; non-precious metal alloy castings for use in industry

TRISTELLE			TDSD8346 Germany	ORD	Registered 01 Int., 06 Int., 09 Int.	D51,234/6WZ 30-Jun-1992	2044799 14-Sep-1993

	Goods:	01 Int.	metal alloys, castings, powder metal parts, wrought products, thermal spray powders, welding powders, welding rods, welding wires, welding electrodes used to hard fact or fabricate components used in various equipment applications
		06 Int.	[see above]
		09 Int.	[see above]

TRISTELLE			TDSD8663 Mexico	ORD	Registered 06 Int.	290460 20-Mar-1997	570529 25-Feb-1998

	Goods:	06 Int.	metal alloys, welding rods, metal powders and castings

TRISTELLE			TDSD8053 United States of America	ORD	Registered 06 Int.	74/636,785 21-Feb-1995	1,989,678 30-Jul-1996

	Goods:	06 Int.	non-precious metal alloys in the form of powders, bars, wire, or rods for use in industry; non-precious metal casting alloys for use in industry

VINERTIA			TDSD8349 Germany	ORD	Registered 06 Int., 10 Int.	D25905 11-Aug-1971	W916676 11-Aug-1991

	Goods:	06 Int.	semi-wrought common metals and their alloys, in particular sintered hard carbide; unwrought and semi-wrought cast parts of metal or alloys; metal parts having surface coatings of hard metal or sintered hard carbide, in particular with surface coatings produced on the basis of chromium, cobalt, tungsten and molybdenum; sintered hard carbide parts; rods of metal for brazing and welding and soldering wire of metal, rings of metal, in particular such rings having surfaces of hard metal; metals and hard metals in powder form, except metals in powder form for painting and decoration purposes; all afore-mentioned goods as semi-finished products
		10 Int.	surgical instruments (also for hip surgery), in particular surgical scissors, pliers, knives and scalpels; dental instruments; veterinary instruments; artificial limbs, in particular surgical implants; artificial joints for the human or animal body, in particular artificial limbs for the head of the femur, artificial limbs for the hip, artificial limbs for knee joints and elbow joints

Thursday, December 1, 2011	Report Selection	Page 40 of 40

Record Count: 281

Sort Order: by Trademark		Report Format: Concise			Print Goods?:	Yes

					Print Remarks?:	No

					Print Images/Links?:	No

					Print Designated Countries?:	No

	Filing Date:	From:	To:

SP Matter No.:			Status Code:	Active

Trademark:			Case Type(s):		Status(es):

Client:	tdsd

Agent:

Attorney:

Owner:

Country:

Area:

Keyword:

SCHEDULE 7

Warrantors’ Enquiries

CORPORATE

Andrew Caffyn

Neil Fleming

Tim Allen

Daniel de Wet

Paul Tadman

BELLEVILLE

Joe Overton

Ozzie Bell

Jason Price

Wayne Holden

Geoff Osborne

Lori Palmateer

Don Williams

Matthew Yao

MATERIALS

Brad Belcher

Shelby Hacala

Joe Rowan

Joe Hirsher

Chad Pickle

Margo Swingley

Samuel Basily

ITALY

Fabio Besana

Mauro Bianchi

Scott Tebbutt

Cristiano Bernini

Keir Lane

KOBLENZ

Michael Ruenz

Hubert Bick

Dirk Hofmann

Jürgen Kuffner

Markus Ohlemacher

Andreas Vieweg

Peter Ribehn

SHANGHAI

Song Ling

Yan Guotao

Shan Jianguo

Li Zhenyang

Tang Zhenwen

Ouyang Yi

Zhang Changhong

Chen Gang

SCHEDULE 8

Key Employees

Name	Location	Position	Date of Appointment	Annual Salary		Maximum Bonus
CORPORATE
Andrew Caffyn	UK	CEO	Mar-10	282,000		£100%
Neil Fleming	UK	CFO	Jan-04	212,000		£100%
Tim Allen	UK	Operations Director	Aug-03	164,000		£100%
Daniel de Wet	Belleville	Tech & Bus. Dev. Mgr	Jan-01	183,500	CAN$	100%
Paul Tadman	London	Group Controller	Aug-04	65,000		£0%

BELLEVILLE
Joe Overton	Belleville	MD	Oct-84	189,400	CAN$	100%
Ozzie Bell	Belleville	Business Dev. Mgr	Sep-85	119,667	CAN$	100%
Jason Price	Belleville	Dir. Finance/Admin	Sep-02	145,235	CAN$	100%
Wayne Holden	Belleville	Director, S&Mktg	Jun-04	170,000	CAN$	100%
Geoff Osborne	Belleville	Mgr Customer Service	Dec-00	98,433	CAN$	100%
Lori Palmateer	Belleville	Quality Manager	Apr-90	84,270	CAN$	100%
Don Williams	Belleville	Director, Operations	Jun-01	173,650	CAN$	100%
Matthew Yao	Belleville	R&D Manager	Jul-00	118,326	CAN$	100%

MATERIALS
Brad Belcher	Goshen	Manuf Manager	Jan-07	146,581	USD	100%
Shelby Hacala	Montreal	Manager - Americas	Nov-85	125,000	USD	100%
Joe Rowan	Goshen	Controller	Sep-11	125,000	USD	100%
Joe Hirsher	Goshen	Sales Manager - NA	May-11	120,000	USD	100%
Chad Pickle	Goshen	Purchasing Manager	Jul-07	91,058	USD	100%
Margo Swingley	Goshen	Sales Manager	Mar-00	95,644	USD	100%
Samuel Basily	UK	Sales Manager - Europe	Sep-09	80,000		€100%

ITALY
Fabio Besana	Milan	Ops Mgr	Apr-04	114,000		€60%
Mauro Bianchi	Milan	GM	Sep-11	150,500		€60%
Scott Tebbutt	Milan	Ops Director	Apr-11	120,000		€60%
Cristiano Bernini	Milan	Controller	Jan-11	117,500		€60%
Keir Lane	Milan	Technical Director	Sep-11	110,000		€60%

Name	Location	Position	Date of Appointment	Annual Salary			Maximum Bonus

KOBLENZ
Michael Ruenz	Koblenz	MD	Sep-95	208,000	€		100%
Hubert Bick	Koblenz	Equipment Business Manager	Mar-85	131,167	€		60%
Dirk Hofmann	Koblenz	Quality Manager	Jul-93	106,294	€		60%
Jürgen Kuffner	Koblenz	Director Subsidiaries	Jan-92	129,896	€		60%
Markus Ohlemacher	Koblenz	FD	Dec-07	119,025	€		60%
Andreas Vieweg	Koblenz	Ops Director	Oct-09	136,637	€		60%
Peter Ribehn	Koblenz	Sales Director	Jan-11	102,025	€		60%

SHANGHAI
Song Ling	Shanghai	MD	Dec. 2001	1,050,000		RMB	100%
Yan Guotao	Shanghai	Sales Director	May , 2002	240,000		RMB	0%
Shan Jianguo	Shanghai	FD	Jan. 2002	240,000		RMB	0%
Li Zhenyang	Shanghai	Deputy Sales Director	Feb, 2006	240,000		RMB	0%
Tang Zhenwen	Shanghai	Operations Director	April,2002	240,000		RMB	0%
Ouyang Yi	Shanghai	Deputy Operations Director	April,2006	240,000		RMB	0%
Zhang Changhong	Shanghai	Human Resource Manager	Dec. 2009	240,000		RMB	0%
Chen Gang	Shanghai	Executive Secretary of JV Board	Dec, 2009	180,000		RMB	0%

SCHEDULE 9

Security Documents

Doc No:	Document	Date	Parties

1	English Law Debenture	9 February 2006

Jarway Limited (now Deloro Stellite Holdings 1 Limited)

Jartail Limited (now Deloro Stellite Holdings 2 Limited)

Jarspring Limited (now Deloro Stellite Holdings 3 Limited)

Deloro Stellite Group Limited (acceded 04/04/06)

DS (UK) Limited (acceded 04/04/06)

Deloro Stellite Limited (acceded 04/04/06)

Deloro Acquisition Limited L.P. (acceded 04/04/06)

The Royal Bank of Scotland plc

2	English Law governed Share Charge over the shares in Deloro Stellite Group Limited	4 April 2006	Jarspring Limited (now Deloro Stellite Holdings 3 Limited) The Royal Bank of Scotland plc

3	English Law governed Share Charge over the shares in Deloro Stellite UK Limited	4 April 2006	Deloro Stellite L.P. The Royal Bank of Scotland plc

4	Debenture registered 02/10/2006	15 September 2006	Deloro Stellite Holdings 1 Limited Deloro Stellite Holdings 2 Limited Deloro Stellite Group Limited DS UK Limited Deloro Stellite The Royal Bank of Scotland plc

5	Supplemental deed registered 05/06/2008	23 May 2008	Deloro Stellite Holdings 1 Limited Deloro Stellite Holdings 2 Limited Deloro Stellite Holdings 3 Limited Deloro Stellite Group Limited DS UK Limited Deloro Stellite The Royal Bank of Scotland plc

Doc No:	Document	Date	Parties
6	Mortgage over securities registered 19/04/2006		Deloro Stellite Holdings 3 Limited The Royal Bank of Scotland plc (as agent and security trustee for the finance parties)

7	Guarantee and debenture registered 03/10/1997		Deloro Stellite Group Limited Deloro Stellite National Westminster Bank Plc

8	Charge over account registered 17/04/2002		Deloro Stellite Group Limited National Westminster Bank Plc

9	Debenture registered 23/12/2006		Deloro Stellite Group Limited National Westminster Bank Plc

10	Pledge agreement registered 23/12/2006		Deloro Stellite Group Limited National Westminster Bank Plc

11	Debenture registered 28/07/2005		Deloro Stellite Group Limited The Royal Bank of Scotland Plc

12	Guarantee and debenture registered 03/06/1993		DS UK Limited National Westminster Bank Plc

13	Debenture registered 23/12/2003		DS UK Limited Deloro Stellite National Westminster Bank Plc

14	New York Law governed Security Agreement	4 April 2006	Deloro Holdings, Inc DSGP LLC DS Holdings USA, Inc Deloro Stellite Holdings Corporation Deloro Stellite L.P., by DSGP, LLC The Royal Bank of Scotland plc

15	New York Law governed Collateral Bank Agreement	4 April 2006	Deloro Holdings, Inc Deloro GP LLC DSGP, LLC DS Holdings USA, Inc Deloro Stellite Holdings Corporation Deloro Stellite L.P, by DSGP, LLC The Royal Bank of Scotland plc

Doc No:	Document	Date	Parties
16	New York Law governed Share Pledge over the shares in Deloro Holdings, Inc	4 April 2006	Jarspring Limited (now Deloro Stellite Holdings 3 Limited) The Royal Bank of Scotland plc

17	New York Law governed Share Pledge over the shares in Deloro GP LLC	4 April 2006	Deloro Holdings, Inc The Royal Bank of Scotland plc

18	New York Law governed Share Pledge over the limited partnership interests in Deloro Stellite L.P.	4 April 2006	Deloro Stellite Holdings Corporation DSGP, LLC The Royal Bank of Scotland plc

19	New York Law governed Share Pledge over the shares in Deloro GP LLC.	4 April 2006	Deloro Stellite Holdings Inc The Royal Bank of Scotland plc

20	New York Law governed Share Pledge over all the shares in DS Holdings (USA), Inc	4 April 2006	Deloro Stellite Group Limited The Royal Bank of Scotland plc

21	New York Law governed Share Pledge over all the shares in Deloro Stellite Holdings Corporation	4 April 2006	DS Holdings (USA) Inc. The Royal Bank of Scotland plc

22	Canadian Law governed Share Pledge over all the shares in Deloro Stellite Inc	4 April 2006	Deloro Stellite L.P. by its general partner DSGP, LLC The Royal Bank of Scotland plc

23	Canadian Law governed Share Pledge over all the non-voting preference shares in Deloro Stellite Inc	4 April 2006	Deloro Holding Corporation The Royal Bank of Scotland plc

24	Canadian Law governed Security Agreement	4 April 2006	Deloro Stellite Inc The Royal Bank of Scotland plc

25	German Law governed receivables assignment	March 2006	Deloro Stellite Holding GmbH & Co. KG. DS Verwaltungsgesellschaft mbH Deloro Stellite GmbH The Royal Bank of Scotland

26	German Law governed Share Pledge over all the shares in DS Verwaltungsgesellschaft GmbH and Deloro Stellite Holding GmbH & Co. KG.	4 April 2006	Deloro Stellite Holdings Corporation The Royal Bank Scotland plc

Doc No:	Document	Date	Parties
27	German Law governed Share Pledge over all the shares in Deloro Stellite GmbH	4 April 2006	Deloro Stellite Holding GmbH & Co. KG. The Royal Bank Scotland plc

28	German Law governed Account Pledges over each of the following companies:	4 April 2006	DS Verwaltungsgesellschaft mbH Deloro Stellite Holding GmbH & Co. KG. Hettiger Stellite GmbH Deloro Stellite GmbH Hettiger Stellite GmbH The Royal Bank of Scotland

29	German Law governed Security of Land Charges	4 April 2006	Deloro Stellite GmbH The Royal Bank of Scotland

30	German Law governed Security Transfer Agreement	4 April 2006	Deloro Stellite GmbH The Royal Bank of Scotland

31	German Law governed Security Transfer Agreement	4 April 2006	Hettiger Stellite GmbH The Royal Bank of Scotland

32	German Law governed Security Transfer Agreement	4 April 2006	Koblenz The Royal Bank of Scotland

33	German law governed Share Pledge over all the shares in Hettiger Stellite GmbH	4 April 2006	Deloro Stellite Holding GmbH & Co. KG. The Royal Bank of Scotland

34	Italian Law governed Share Pledge over all the shares in Microfusione Stellite SpA	31 March 2006	Deloro Stellite Inc The Royal Bank of Scotland

35	German law governed Security Assignment Agreement for receivables	March 2006	Hettiger Stellite GmbH The Royal Bank of Scotland

36	New York Law governed Share Pledge over the shares in DSGP LLC	4 April 2006	Deloro Stellite Holdings Corporation The Royal Bank of Scotland

37	German law declaration of assignment in relation to book charge rights of Deloro Stellite GmbH	22 August 2006	Deloro Stellite GmbH The Royal Bank of Scotland

Doc No:	Document	Date	Parties
38	German law governed Security Assignment Agreement for receivables	4 April 2006	Deloro Stellite GmbH The Royal Bank Scotland

39	German law governed Security Assignment Agreement for receivables	4 April 2006	Deloro Stellite Holding GmbH & Co. KG The Royal Bank of Scotland

40	German law governed Security Assignment Agreement for receivables	4 April 2006	DS Verwaltungsgesellschaft mbH The Royal Bank of Scotland

SCHEDULE 10

Part 1: Top 10 Suppliers

1	Glencore

2	Shanghai Shenxin EDC

3	PM Recovery

4	Haynes International

5	Ross + Catherall

6	Ametek International

7	Haimen Jinxi Welding

8	Firth Rixon

9	Global Tungstens Corp

10	Cannon – Muskegon

Part 2: Top 10 Customers

1	Alstom

2	GE

3	CTT

4	Schlumberger

5	Mapna

6	Siemens

7	Mahle Ventiltrieb GmbH

8	Praxair Surface Tech Inc

9	Ansaldo Energia

10	Sanko Bussan Japan

ANNEX 1

Locked Box Accounts

SIGNATURES

Signed by

/s/ Timothy Dobson Allen
TIMOTHY DOBSON ALLEN

Signed by

/s/ Andrew David Caffyn
ANDREW DAVID CAFFYN

Signed by

/s/ Daniel De Wet
DANIEL DE WET

Signed by

/s/ John Neil Fleming
JOHN NEIL FLEMING

Signed by

/s/ Song Ling
SONG LING

Signed by

/s/ Joseph Overton
JOSEPH OVERTON

Signed by

/s/ Michael Ruenz
MICHAEL RUENZ

Signed by

/s/ John R. Tucker
for and on behalf of KENNAMETAL INC